As filed with the Securities and Exchange Commission on March 29, 2012

Securities Act File No. 333-163614
Investment Company Act File No. 811-22363

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 8	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 11	☒

(Check appropriate box or boxes.)

The SteelPath MLP Funds Trust

(Exact Name of Registrant As Specified in Charter)

2100 McKinney Ave, Suite 1401
Dallas, Texas 75201

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (214) 740-6040

Gabriel Hammond
2100 McKinney Ave, Suite 1401
Dallas, Texas 75201

(Name and Address of Agent for Service)

Copies of Communications to:

Robert J. Zutz
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006
(202) 778-9000

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective.

It is proposed that this filing will become effective (check appropriate box):

☒ immediately upon filing pursuant to paragraph (b)

☐ on (date) pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE STEELPATH MLP FUNDS TRUST

CONTENTS OF REGISTRATION STATEMENT

This registration document is comprised of the following:

Cover Sheet

Contents of Registration Statement

Prospectus

•	Prospectus for Class A, Class C and Class I shares of SteelPath MLP Select 40 Fund, SteelPath MLP Alpha Fund, SteelPath MLP Income Fund, SteelPath MLP Alpha Plus Fund and SteelPath MLP and Infrastructure Debt Fund, and Class Y shares of SteelPath MLP Select 40 Fund.

Statement of Additional Information

•	Statement of Additional Information for Class A, Class C and Class I shares of SteelPath MLP Select 40 Fund, SteelPath MLP Alpha Fund, SteelPath MLP Income Fund, SteelPath MLP Alpha Plus Fund and SteelPath MLP and Infrastructure Debt Fund, and Class Y shares of SteelPath MLP Select 40 Fund.

Part C

Signature Page

Exhibits

The sole purpose of this filing is to update the financial statements for each series and class of The SteelPath MLP Funds Trust (the “Trust”). This registration statement does not affect the registration of any series or any class of a series of the Trust not included herein.

PROSPECTUS

March 30, 2012

SteelPath MLP Select 40 Fund

Class A Shares (MLPFX)
Class C Shares (MLPEX)
Class I Shares (MLPTX)
Class Y Shares (MLPYX)

SteelPath MLP Alpha Fund

Class A Shares (MLPAX)
Class C Shares (MLPGX)
Class I Shares (MLPOX)

SteelPath MLP Income Fund

Class A Shares (MLPDX)
Class C Shares (MLPRX)
Class I Shares (MLPZX)

SteelPath MLP Alpha Plus Fund

Class A Shares (MLPLX)
Class C Shares (MLPMX)
Class I Shares (MLPNX)

SteelPath MLP and Infrastructure Debt Fund

Class A Shares (MLPUX)
Class C Shares (MLPVX)
Class I Shares (MLPWX)

Each, a series of The SteelPath MLP Funds Trust

2100 McKinney Ave, Suite 1401
Dallas, Texas 75201

This Prospectus discusses certain Funds that are series of The SteelPath MLP Funds Trust, a Delaware statutory trust (collectively referred to as the “Funds” or the “SteelPath Funds”), which seek to provide capital appreciation and/or income. Each Fund is managed by SteelPath Fund Advisors, LLC (the “Advisor”).

Each Fund pursues different strategies to achieve its investment objective. Under normal market conditions, the Funds generally invest in equity or debt securities of master limited partnerships.

This Prospectus includes information about the Funds that you should know before you invest. You should read it carefully and keep it with your investment records.

Neither the Securities and Exchange Commission, nor any state securities commission has approved or disapproved of the Funds’ shares or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

i

SteelPath MLP Select 40 Fund
Class A Shares
Class C Shares
Class I Shares
Class Y Shares

A series of The SteelPath MLP Funds Trust

Summary

Investment Objectives/Goals:  The investment objective of SteelPath MLP Select 40 Fund (the “Fund” or “Select 40 Fund”) is to provide investors long-term capital appreciation and attractive levels of current income through diversified exposure to the energy infrastructure Master Limited Partnership (“MLP”) asset class.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for front-end sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the SteelPath Funds. More information about these and other discounts is available from your financial professional and in “The Funds’ Share Classes” on page 74 of this Prospectus and in “Additional Information Regarding Sales Charges” on page 48 of the Fund’s Statement of Additional Information.

	Class A Shares	Class C Shares	Class I Shares	Class Y Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sales proceeds) (Imposed on Class C shares redeemed within one year of purchase.)	NONE	1.00%	NONE	NONE
Maximum Account Fee (Accounts With Less than $10,000)	$24	$24	$24	$24

	Class A Shares	Class C Shares		Class I Shares	Class Y Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%		0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%		NONE	NONE
Other Expenses	0.28%	0.26	%(a)	0.27%	0.27%
Deferred Income Tax Expense(b)	1.94%	0.82%		2.18%	1.88%
Total Annual Fund Operating Expenses	3.17%	2.78%		3.15%	2.85%
Fee Limitation and/or Expense Reimbursement(c)	(0.13)%	(0.11)%		(0.12)%	(0.12)%
Total Annual Fund Operating Expenses After Fee Limitation and/or Expense Reimbursement	3.04%	2.67%		3.03%	2.73%

(a)	“Other Expenses” are based on estimated amounts for the current fiscal year.
(b)	The Fund is classified for federal income tax purposes as a taxable regular corporation or so-called Subchapter “C” corporation. As a “C” corporation, the Fund accrues deferred tax liability for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of master limited partnerships considered to be a return of capital and for any net operating gains. The Fund’s accrued deferred tax liability, if any, is reflected each day in the Fund’s net asset value per share. The deferred income tax expense/(benefit) represents an estimate of the Fund’s potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio.

An estimate of deferred income tax expense/(benefit) is dependent upon the Fund’s net investment income/(loss) and realized and unrealized gains/(losses) on investments and such expenses may vary greatly from year to year and from day to day depending on the nature of the Fund’ s investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expense/(benefit) cannot be reliably predicted from year to year. For the fiscal year ended November 30, 2011, the Fund had net operating gains of $20,030,557 and accrued $10,541,398 in net deferred tax expense primarily related to unrealized appreciation on investments.
(c)	The Advisor has agreed to limit fees and/or reimburse expenses of the Fund until at least March 31, 2013, to the extent that Total Annual Fund Operating Expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) exceed 1.10% for Class A shares, 1.85% for Class C shares, 0.85% for Class I shares, and 0.85% for Class Y shares. The Fund’s Total Annual Operating Expenses After Fee Limitation and/or Expense Reimbursement (“Net Expenses”) will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund’s deferred income tax expense is excluded from the expense cap, the Fund’s Net Expenses for each class of shares is increased by the amount of this expense. The Advisor can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Advisor, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits. The fee limitation and/or expense reimbursement may be terminated or amended prior to March 31, 2013 with the approval of the Trust’s Board of Trustees.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class A Shares:

1 Year	3 Years	5 Years	10 Years
$864	$1,482	$2,125	$3,841

Class C Shares:

1 Year	3 Years
$367	$941

Class I Shares:

1 Year	3 Years	5 Years	10 Years
$306	$957	$1,636	$3,447

Class Y Shares:

1 Year	3 Years	5 Years	10 Years
$270	$1,262	$2,352	$5,257

You would pay the following expenses if you did not redeem your shares:

Class A Shares:

1 Year	3 Years	5 Years	10 Years
$864	$1,482	$2,125	$3,841

Class C Shares:

1 Year	3 Years
$270	$849

Class I Shares:

1 Year	3 Years	5 Years	10 Years
$306	$957	$1,636	$3,447

Class Y Shares:

1 Year	3 Years	5 Years	10 Years
$270	$848	$1,455	$3,090

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended November 30, 2011, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies of the Fund:

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 90% of its net assets in the equity securities of a minimum of forty MLPs. The MLP securities in which the Fund invests are common units representing limited partnership interests of energy infrastructure MLPs. The Fund invests in MLPs that primarily derive their revenue from energy infrastructure assets and energy related assets or activities, including businesses: (i) involved in the gathering, transporting, processing, treating, terminalling, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal (“Midstream MLPs”), (ii) primarily engaged in the acquisition, exploitation and development of crude oil, natural gas and natural gas liquids (“Upstream MLPs”), (iii) that process, treat, and refine natural gas liquids and crude oil (“Downstream MLPs”), and (iv) engaged in owning, managing and transporting alternative energy infrastructure assets, including alternative fuels such as ethanol, hydrogen and biodiesel (“Other Energy MLPs”). The Fund also may invest in securities issued by open- and closed-end investment companies, including money market funds, and the retail shares of actively managed and index exchange-traded funds (“ETFs”), as well as cash and cash equivalents.

MLPs are publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the MLPs that the Advisor follows, approximately two-thirds trade on the New York Stock Exchange (“NYSE”) and the rest trade on the NYSE Amex Equities (“Amex”) or NASDAQ Stock Market (“NASDAQ”). MLPs’ disclosures are regulated by the Securities and Exchange Commission (“SEC”) and MLPs must file Form 10-Ks, Form 10-Qs, and notices of material changes like any publicly traded corporation. The Fund provides access to a product that issues a single Form 1099 to its shareholders thereby removing the obstacles of federal and state tax filings (because shareholders do not receive any Schedule K-1) and, for certain tax-exempt shareholders, unrelated business taxable income (“UBTI”) filings, while providing portfolio transparency, liquidity and daily net asset value (“NAV”).

The Advisor manages the Fund to achieve investment returns that match or outperform the S&P 500 Index over the long term by utilizing a disciplined investment process which focuses on risk-reduction and provides a considerable current income component. In managing the Fund’s investment portfolio, the Advisor seeks to avoid riskier MLPs. The Advisor selects the MLPs in which the Fund invests and their weightings in the Fund’s portfolio by focusing on the business risk profiles of the MLPs, and considering other factors such as liquidity. The Advisor believes that its investment process and strategy provide a compelling balance of risk/reward for shareholders.

The Advisor relies on its disciplined investment process in determining investment selection and weightings. This process includes a comparison of quantitative and qualitative value factors that are developed through the Advisor’s proprietary analysis and valuation models. To determine whether an investment meets its criteria, the Advisor generally will perform a detailed fundamental analysis of the underlying businesses owned and operated by potential MLP portfolio companies. The Advisor seeks to invest in MLPs which have, among other characteristics, sound business fundamentals, a strong record of cash flow growth, distribution continuity, a solid business strategy, a respected management team and which are not overly exposed to changes in commodity prices. The Advisor will sell investments if it determines that any of the above-mentioned characteristics have changed materially from its initial analysis, or that quantitative or qualitative value factors indicate that an investment is no longer earning a return commensurate with its risk. Through this process, the Advisor seeks to manage the Fund’s portfolio to represent a diversified exposure to MLPs that provide the greatest potential for capital appreciation and current income but whose underlying business risks offer an attractive risk/reward balance for shareholders.

Principal Risks of Investing in the Fund:

The Fund’s principal risks are discussed below. The value of the Fund’s investments may increase or decrease, sometimes dramatically, which will cause the value of the Fund’s shares to increase or decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The Fund is not a complete investment program.

Concentration Risk.  Under normal circumstances, the Fund concentrates its investments in MLPs and the energy infrastructure industry. A fund that invests primarily in a particular sector could experience greater volatility than funds investing in a broader range of industries.

Deferred Tax Risk.  The Fund is classified for federal tax purposes as a taxable regular corporation or so-called Subchapter “C” corporation. As a “C” corporation, the Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state and local income taxes. An investment strategy whereby a fund elects to be taxed as a regular corporation, or “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively recent strategy for open-end registered investment companies such as the Fund. This strategy involves complicated accounting, tax, NAV and share valuation aspects that would cause the Fund to differ significantly from most other open-end registered investment companies. This could result in unexpected and potentially significant accounting, tax and valuation consequences for the Fund and for its shareholders. In addition, accounting, tax and valuation practices in this area are still developing, and there may not always be a clear consensus among industry participants as to the most appropriate approach. This could result in changes over time in the practices applied by the Fund, which, in turn, could have significant adverse consequences on the Fund and it shareholders.

As a “C” corporation, the Fund accrues deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as (ii) capital appreciation of its investments. The Fund’s accrued deferred tax liability will be reflected each day in the Fund’s NAV. The Fund’s current and deferred tax liability, if any, will depend upon the Fund’s net investment gains and losses and realized and unrealized gains and losses on investments and therefore may vary greatly from year to year and from day to day depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. The Fund will rely to some extent on information provided by the MLPs, which may not be timely, to estimate deferred tax liability and/or asset balances. From time to time, the Fund may modify the estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available. The Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s NAV may vary dramatically from the Fund’s actual tax liability.

The following example illustrates two hypothetical trading days of the Fund and the tax effect upon the daily NAV compared to the individual securities. The examples assume a 37.5% deferred tax calculation (maximum corporate tax rate of 35% in effect for 2012 plus estimated state tax rate of 2.5%, net of federal benefit). They do not reflect the impact, if any, of any valuation allowances on deferred tax assets that management may deem appropriate.

Actual income tax expense, if any, will be incurred over many years, depending upon whether and when investment gains and losses are realized, the then-current basis of the Fund’s assets and other factors. Upon the sale of an MLP security, the Fund will be liable for previously deferred taxes, if any. As a result, the Fund’s actual tax liability could have a material impact on the Fund’s NAV.

Equity Securities of MLPs Risk.  MLP common units, like other equity securities, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Industry Specific Risk.  The MLPs in which the Fund invests also are subject to risks specific to the industry they serve, including the following:

•	Fluctuations in commodity prices may impact the volume of commodities transported, processed, stored or distributed;
•	Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of an MLP;
•	Slowdowns in new construction and acquisitions can limit growth potential;
•	A sustained reduced demand for crude oil, natural gas and refined petroleum products that could adversely affect MLP revenues and cash flows;
•	Depletion of the natural gas reserves or other commodities if not replaced, which could impact an MLP’s ability to make distributions;
•	Changes in the regulatory environment could adversely affect the profitability of MLPs;
•	Extreme weather and environmental hazards could impact the value of MLP securities;
•	Rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities; and
•	Threats of attack by terrorists on energy assets could impact the market for MLPs.

Investment Companies and ETFs Risk.  Investments in the securities of ETFs and other investment companies, including money market funds, may involve duplication of advisory fees and certain other expenses. By investing in an ETF or another investment company, a Fund becomes a shareholder of that ETF or other investment company. As a result, Fund shareholders indirectly bear a Fund’s proportionate share of the fees and expenses paid by the ETF or other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. As a shareholder, a Fund must rely on the ETF or other investment company to achieve its investment objective. If the ETF or other investment company fails to achieve its investment objective, the value of a Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Additionally, despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments a Fund has purchased may reduce the Fund’s yield and can cause the price of a money market security to decrease.

Issuer Risk.  The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

Liquidity Risk.  Although common units of MLPs trade on the NYSE, the NASDAQ, and Amex, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Advisor believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions to you. The Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in illiquid investments.

Market Risk.  The securities markets may move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

MLP Risk.  Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit holders to sell their common units at an undesirable time or price.

MLP Tax Risk.  MLPs do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund’s investment, and consequently your investment in the Fund and lower income.

Regulatory Risk.  The Fund is subject to the risk that changes in the laws, regulations and/or related interpretations relating to the Fund’s tax treatment as a “C” corporation or investments in MLPs or other instruments could increase the Fund’s expenses or otherwise impact a Fund’s ability to implement its investment strategy.

Reliance on the Advisor Risk.  The Fund’s ability to achieve its investment objective is dependent on the Advisor’s ability to identify profitable investment opportunities for the Fund. The Advisor was established in 2009 and neither the Advisor nor the members of its investment committee responsible for managing the Fund’s portfolio had managed a mutual fund prior to that time.

Past Performance:

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class I shares. The table shows the average annual total returns of each class of the Fund that has been in operation for at least one full calendar year and also compares the Fund’s performance with the average annual total returns of a broad measure of market performance. Sales charges are not reflected in the bar chart and table below. If those charges were included, returns of Class A shares would be less than those shown. No performance information is presented for Class C shares because Class C has not been in operation for a full calendar year. The returns for Class C shares would differ from those of other classes’ shares to the extent that class bears sales charges and different expenses.

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 888.614.6614.

SteelPath MLP Select 40 Fund

For the calendar year ended December 31

Calendar Year ended December 31

Best quarter (ended 12/31/11): 8.68%

Worst quarter (ended 9/30/11): -4.47%

Average annual total returns (for periods ended December 31, 2011 (%))

	1 year	5 years	10 years	Since inception	Inception date
Class I
Return before taxes	6.70%	N/A	N/A	12.34%	3/31/10
Return after taxes on distributions	5.69%	N/A	N/A	11.28%	—
Return after taxes on distributions and sale of fund shares	5.61%	N/A	N/A	10.46%	—
Other Classes (Return before taxes only)
Class A	0.29%	N/A	N/A	8.24%	3/31/10
Class Y	6.70%	N/A	N/A	12.34%	3/31/10
Lipper Equity Income Funds Index (reflects no deduction for fees, expenses or taxes)	2.66%	N/A	N/A	—	—
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	N/A	N/A	—	—

The after-tax returns are shown only for Class I shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class I will vary from returns shown for Class I.

Investment Advisor: SteelPath Fund Advisors, LLC

Portfolio Managers:

Gabriel Hammond, Founder and Manager of the Advisor since its formation in 2009. Mr. Hammond has been a portfolio manager of the Fund since its inception in 2010.

Stuart Cartner, Member of the Advisor since its formation in 2009. Mr. Cartner has been a portfolio manager of the Fund since its inception in 2010.

* * *

For important information about purchasing and selling Fund Shares, tax information and financial intermediary compensation, please turn to “Other Important Information” on page 46 of this Prospectus.

SteelPath MLP Alpha Fund
Class A Shares
Class C Shares
Class I Shares

A series of The SteelPath MLP Funds Trust

Summary

Investment Objectives/Goals:  The investment objective of SteelPath MLP Alpha Fund (the “Fund” or “Alpha Fund”) is to provide investors with a concentrated portfolio of energy infrastructure Master Limited Partnerships (“MLPs”) which the Advisor believes will provide substantial long-term capital appreciation through distribution growth and an attractive level of current income.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for front-end sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the SteelPath Funds. More information about these and other discounts is available from your financial professional and in “The Funds’ Share Classes” on page 74 of this Prospectus and in “Additional Information Regarding Sales Charges” on page 48 of the Fund’s Statement of Additional Information.

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sales proceeds) (Imposed on Class C shares redeemed within one year of purchase.)	NONE	1.00%	NONE
Maximum Account Fee (Accounts With Less than $10,000)	$24	$24	$24

	Class A Shares	Class C Shares		Class I Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%	1.10%		1.10%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%		NONE
Other Expenses	0.32%	0.26	%(a)	0.27%
Deferred Income Tax Expense(b)	1.68%	12.37%		0.75%
Total Annual Fund Operating Expenses	3.35%	14.73%		2.12%
Fee Limitation and/or Expense Reimbursement(c)	(0.17)%	(0.11)%		(0.12)%
Total Annual Fund Operating Expenses After Fee Limitation and/or Expense Reimbursement	3.18%	14.62%		2.00%

(a)	“Other Expenses” are based on estimated amounts for the current fiscal year.
(b)	The Fund is classified for federal income tax purposes as a taxable regular corporation or so-called Subchapter “C” corporation. As a “C” corporation, the Fund accrues deferred tax liability for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of master limited partnerships considered to be a return of capital and for any net operating gains. The Fund’s accrued deferred tax liability, if any, is reflected each day in the Fund’s net asset value per share. The deferred income tax expense/(benefit) represents an estimate of the Fund’s potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio. An estimate of deferred income tax expense/(benefit) is dependent upon the Fund’s net investment income/(loss) and realized and unrealized gains/(losses) on investments and such expenses may vary greatly from year to year and from day to day depending on the nature of the Fund’ s investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expense/(benefit) cannot be reliably predicted from year to year. For the fiscal year ended November 30, 2011, the Fund had net operating gains of $7,210,197 and accrued $3,428,190 in net deferred tax expense primarily related to unrealized appreciation on investments.
(c)	The Advisor has agreed to limit fees and/or reimburse expenses of the Fund until at least March 31, 2013, to the extent that Total Annual Fund Operating Expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) exceed 1.50% for Class A shares, 2.25% for Class C shares, and 1.25% for Class I shares. The Fund’s Total Annual Operating Expenses After Fee Limitation and/or Expense Reimbursement (“Net Expenses”) will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund’s deferred income tax expense is excluded from the expense cap, the Fund’s Net Expenses for each class of shares is increased by the amount of this expense. The Advisor can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Advisor, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits. The fee limitation and/or expense reimbursement may be terminated or amended prior to March 31, 2013 with the approval of the Trust’s Board of Trustees.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class A Shares:

1 Year	3 Years	5 Years	10 Years
$877	$1,527	$2,203	$3,992

Class C Shares:

1 Year	3 Years
$1,478	$3,862

Class I Shares:

1 Year	3 Years	5 Years	10 Years
$203	$649	$1,125	$2,440

You would pay the following expenses if you did not redeem your shares:

Class A Shares:

1 Year	3 Years	5 Years	10 Years
$877	$1,527	$2,203	$3,992

Class C Shares:

1 Year	3 Years
$1,392	$3,800

Class I Shares:

1 Year	3 Years	5 Years	10 Years
$203	$649	$1,125	$2,440

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended November 30, 2011, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies of the Fund:

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 90% of its net assets in the equity securities of MLPs. The MLP securities in which the Fund invests are common units representing limited partnership interests of energy infrastructure MLPs. The Fund principally invests in a concentrated portfolio of approximately twenty MLPs that primarily derive their revenue from businesses involved in the gathering, transporting, processing, treating, terminalling, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal (“Midstream MLPs”). The Fund also may invest in securities issued by open- and closed-end investment companies, including money market funds, and the retail shares of actively managed and index exchange-traded funds (“ETFs”), as well as cash and cash equivalents. The Fund is non-diversified, which means that it may invest in a limited number of issuers.

MLPs are publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the MLPs that the Advisor follows, approximately two-thirds trade on the New York Stock Exchange (“NYSE”) and the rest trade on the NYSE Amex Equities (“Amex”) or NASDAQ Stock Market (“NASDAQ”). MLPs’ disclosures are regulated by the Securities and Exchange Commission (“SEC”) and MLPs must file Form 10-Ks, Form 10-Qs, and notices of material changes like any publicly traded corporation. The Fund provides access to a product that issues a single Form 1099 to its shareholders thereby removing the obstacles of federal and state filings (because shareholders do not receive any Schedule K-1) and, for certain tax-exempt shareholders, unrelated business taxable income (“UBTI”) filings, while providing portfolio transparency, liquidity and daily net asset value (“NAV”).

The Advisor relies on its disciplined investment process in determining investment selection and weightings. This process includes a comparison of quantitative and qualitative value factors that are developed through the Advisor’s proprietary analysis and valuation models. To determine whether an investment meets its criteria, the Advisor generally will perform a detailed fundamental analysis of the underlying businesses owned and operated by potential MLP portfolio companies. The Advisor seeks to invest in MLPs which have, among other characteristics, sound business fundamentals, a strong record of cash flow growth, distribution continuity, a solid business strategy, a respected management team and which are not overly exposed to changes in commodity prices. The Advisor will sell investments if it determines that any of the above- mentioned characteristics have changed materially from its initial analysis, or that quantitative or qualitative value factors indicate that an investment is no longer earning a return commensurate with its risk. Through this process, the Advisor seeks to manage the Fund’s portfolio to include MLPs that provide the greatest potential for capital appreciation and current income but whose underlying business risks offer an attractive risk/reward balance for shareholders.

Principal Risks of Investing in the Fund:

The Fund’s principal risks are discussed below. The value of the Fund’s investments may increase or decrease, sometimes dramatically, which will cause the value of the Fund’s shares to increase or decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The Fund is not a complete investment program.

Concentration Risk.  Under normal circumstances, the Fund concentrates its investments in MLPs and the energy infrastructure industry. A fund that invests primarily in a particular sector could experience greater volatility than funds investing in a broader range of industries.

Deferred Tax Risk.  The Fund is classified for federal tax purposes as a taxable regular corporation or so-called Subchapter “C” corporation. As a “C” corporation, the Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state and local income taxes. An investment strategy whereby a fund elects to be taxed as a regular corporation, or “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively recent strategy for open-end registered investment companies such as the Fund. This strategy involves complicated accounting, tax, NAV and share valuation aspects that would cause the Fund to differ significantly from most other open-end registered investment companies. This could result in unexpected and potentially significant accounting, tax and valuation consequences for the Fund and for its shareholders. In addition, accounting, tax and valuation practices in this area are still developing, and there may not always be a clear consensus among industry participants as to the most appropriate approach. This could result in changes over time in the practices applied by the Fund, which, in turn, could have significant adverse consequences on the Fund and it shareholders.

As a “C” corporation, the Fund will accrues deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as (ii) capital appreciation of its investments. The Fund’s accrued deferred tax liability will be reflected each day in the Fund’s NAV. The Fund’s current and deferred tax liability, if any, will depend upon the Fund’s net investment gains and losses and realized and unrealized gains and losses on investments and therefore may vary greatly from year to year and from day to day depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. The Fund will rely to some extent on information provided by the MLPs, which may not be timely, to estimate deferred tax liability and/or asset balances. From time to time, the Fund may modify the estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available. The Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s NAV may vary dramatically from the Fund’s actual tax liability.

The following example illustrates two hypothetical trading days of the Fund and the tax effect upon the daily NAV compared to the individual securities. The examples assume a 37.5% deferred tax calculation (maximum corporate tax rate of 35% in effect for 2012 plus estimated state tax rate of 2.5%, net of federal benefit). They do not reflect the impact, if any, of any valuation allowances on deferred tax assets that management may deem appropriate.

Actual income tax expense, if any, will be incurred over many years, depending upon whether and when investment gains and losses are realized, the then-current basis of the Fund’s assets and other factors. Upon the sale of an MLP security, the Fund will be liable for previously deferred taxes, if any. As a result, the Fund’s actual tax liability could have a material impact on the Fund’s NAV.

Equity Securities of MLPs Risk.  MLP common units, like other equity securities, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Industry Specific Risk.  The MLPs in which the Fund invests also are subject to risks specific to the industry they serve, including the following:

•	Fluctuations in commodity prices may impact the volume of commodities transported, processed, stored or distributed;
•	Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of an MLP;
•	Slowdowns in new construction and acquisitions can limit growth potential;
•	A sustained reduced demand for crude oil, natural gas and refined petroleum products that could adversely affect MLP revenues and cash flows;
•	Depletion of the natural gas reserves or other commodities if not replaced, which could impact an MLP’s ability to make distributions;

•	Changes in the regulatory environment could adversely affect the profitability of MLPs;
•	Extreme weather and environmental hazards could impact the value of MLP securities;
•	Rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities; and
•	Threats of attack by terrorists on energy assets could impact the market for MLPs.

Investment Companies and ETFs Risk.  Investments in the securities of ETFs and other investment companies, including money market funds, may involve duplication of advisory fees and certain other expenses. By investing in an ETF or another investment company, a Fund becomes a shareholder of that ETF or other investment company. As a result, Fund shareholders indirectly bear a Fund’s proportionate share of the fees and expenses paid by the ETF or other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. As a shareholder, a Fund must rely on the ETF or other investment company to achieve its investment objective. If the ETF or other investment company fails to achieve its investment objective, the value of a Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Additionally, despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments a Fund has purchased may reduce the Fund’s yield and can cause the price of a money market security to decrease.

Issuer Risk.  The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

Liquidity Risk.  Although common units of MLPs trade on the NYSE, Amex and NASDAQ, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Advisor believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions to you. The Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in illiquid investments.

Market Risk.  The securities markets may move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

MLP Risk.  Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit holders to sell their common units at an undesirable time or price.

MLP Tax Risk.  MLPs do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay

U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund’s investment, and consequently your investment in the Fund and lower income.

Non-Diversification Risk.  The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended (“1940 Act”). Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer, or the effects of a single economic, political or regulatory event, may cause greater fluctuations in the value of the Fund’s shares.

Regulatory Risk.  The Fund is subject to the risk that changes in the laws, regulations and/or related interpretations relating to the Fund’s tax treatment as a “C” corporation or investments in MLPs or other instruments could increase the Fund’s expenses or otherwise impact a Fund’s ability to implement its investment strategy.

Reliance on the Advisor Risk.  The Fund’s ability to achieve its investment objective is dependent on the Advisor’s ability to identify profitable investment opportunities for the Fund. The Advisor was established in 2009, and neither the Advisor nor the members of its investment committee responsible for managing the Fund’s portfolio had managed a mutual fund prior to that time.

Past Performance:

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class I shares. The table shows the average annual total returns of each class of the Fund that has been in operation for at least one full calendar year and also compares the Fund’s performance with the average annual total returns of a broad measure of market performance. Sales charges are not reflected in the bar chart and table below. If those charges were included, returns of Class A shares would be less than those shown. No performance information is presented for Class C shares because Class C has not been in operation for a full calendar year. The returns for Class C shares would differ from those of other classes’ shares to the extent that class bears sales charges and different expenses.

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 888.614.6614.

SteelPath MLP Alpha Fund

For the calendar year ended December 31

Calendar Year ended December 31

Best quarter (ended 12/31/11): 8.26%

Worst quarter (ended 9/30/11): -4.00%

Average annual total returns (for periods ended December 31, 2011 (%))

	1 year	5 years	10 years	Since inception	Inception date
Class I
Return before taxes	6.19%	N/A	N/A	11.29%	3/31/10
Return after taxes on distributions	5.19%	N/A	N/A	10.25%	—
Return after taxes on distributions and sale of fund shares	5.27%	N/A	N/A	9.57%	—
Class A (Return before taxes only)	-0.18%	N/A	N/A	7.27%	3/31/10
Lipper Equity Income Funds Index (reflects no deduction for fees, expenses or taxes)	2.66%	N/A	N/A	—	—
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	N/A	N/A	—	—

The after-tax returns are shown only for Class I shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class I will vary from returns shown for Class I. “Return after taxes on distributions and sale of fund shares” may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

Investment Advisor: SteelPath Fund Advisors, LLC

Portfolio Managers:

Gabriel Hammond, Founder and Manager of the Advisor since its formation in 2009. Mr. Hammond has been a portfolio manager of the Fund since its inception in 2010.

Stuart Cartner, Member of the Advisor since its formation in 2009. Mr. Cartner has been a portfolio manager of the Fund since its inception in 2010.

* * *

For important information about purchasing and selling Fund Shares, tax information and financial intermediary compensation, please turn to “Other Important Information” on page 46 of this Prospectus.

SteelPath MLP Income Fund
Class A Shares
Class C Shares
Class I Shares

A series of The SteelPath MLP Funds Trust

Summary

Investment Objectives/Goals:  The investment objective of SteelPath MLP Income Fund (the “Fund” or “Income Fund”) is to generate a high level of inflation-protected current income, primarily through investments in the larger, more liquid energy Master Limited Partnerships (“MLPs”).

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for front-end sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the SteelPath Funds. More information about these and other discounts is available from your financial professional and in “The Funds’ Share Classes” on page 74 of this Prospectus and in “Additional Information Regarding Sales Charges” on page 48 of the Fund’s Statement of Additional Information.

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sales proceeds) (Imposed on Class C shares redeemed within one year of purchase.)	NONE	1.00%	NONE
Maximum Account Fee (Accounts With Less than $10,000)	$24	$24	$24

	Class A Shares	Class C Shares		Class I Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%	0.95%		0.95%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%		NONE
Other Expenses	0.42%	0.36	%(b)	0.42%
Total Annual Fund Operating Expenses(a)	1.62%	2.31%		1.37%
Fee Limitation and/or Expense Reimbursement(c)	(0.27)%	(0.21)%		(0.27)%
Total Annual Fund Operating Expenses After Fee Limitation and/or Expense Reimbursement	1.35%	2.10%		1.10%

(a)	Total Annual Fund Operating Expenses do not include the deferred tax benefit accrued by the Fund during the fiscal year ended November 30, 2011. The Fund is classified for federal income tax purposes as a taxable regular corporation or so-called Subchapter “C” corporation. As a “C” corporation, the Fund accrues deferred tax liability for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of master limited partnerships considered to be a return of capital and for any net operating gains. The Fund’s accrued deferred tax liability, if any, is reflected each day in the Fund’s net asset value per share. The deferred income tax expense/(benefit) represents an estimate of the Fund’s potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio. An estimate of deferred income tax expense/(benefit) is dependent upon the Fund’s net investment income/(loss) and realized and unrealized gains/(losses) on investments and such expenses may vary greatly from year to year and from day to day depending on the nature of the Fund’ s investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expense/(benefit) cannot be reliably predicted from year to year. For the fiscal year ended November 30, 2011, the Fund had net operating losses of $1,371,619 and accrued $1,512,070 in a net deferred tax benefit primarily related to net investment loss. If the deferred tax benefit was included, the Fund’s Total Annual Fund Operating Expenses would be 0.85% for Class A shares, 1.00% for Class C shares and 0.72% for Class I shares, and Total Annual Fund Operating Expenses After Fee Limitation and/or Expense Reimbursement would be 0.58% for Class A shares, 0.79% for Class C shares and 0.45% for Class I shares.
(b)	“Other Expenses” are based on estimated amounts for the current fiscal year.
(c)	The Advisor has agreed to limit fees and/or reimburse expenses of the Fund until at least March 31, 2013, to the extent that Total Annual Fund Operating Expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) exceed 1.35% for Class A shares, 2.10% for Class C shares, and 1.10% for Class I shares. The Fund’s Total Annual Operating Expenses After Fee Limitation and/or Expense Reimbursement will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. The Advisor can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Advisor, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits. The fee limitation and/or expense reimbursement may be terminated or amended prior to March 31, 2013 with the approval of the Trust’s Board of Trustees.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class A Shares:

1 Year	3 Years	5 Years	10 Years
$705	$1,025	$1,375	$2,359

Class C Shares:

1 Year	3 Years
$311	$789

Class I Shares:

1 Year	3 Years	5 Years	10 Years
$112	$400	$717	$1,617

You would pay the following expenses if you did not redeem your shares:

Class A Shares:

1 Year	3 Years	5 Years	10 Years
$705	$1,025	$1,375	$2,359

Class C Shares:

1 Year	3 Years
$213	$696

Class I Shares:

1 Year	3 Years	5 Years	10 Years
$112	$400	$717	$1,617

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended November 30, 2011, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies of the Fund:

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 90% of its net assets in the equity securities of MLPs. The MLP securities in which the Fund invests are common units representing limited partnership interests of energy infrastructure MLPs. The Fund principally invests in larger, more liquid energy MLPs that derive the majority of their revenue from energy infrastructure assets and energy related assets or activities, including businesses: (i) involved in the gathering, transporting, processing, treating, terminalling, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal (“Midstream MLPs”), (ii) primarily engaged in the acquisition, exploitation and development of crude oil, natural gas and natural gas liquids (“Upstream MLPs”), (iii) that process, treat, and refine natural gas liquids and crude oil (“Downstream MLPs”), and (iv) engaged in owning, managing, and transporting alternative energy infrastructure assets, including alternative fuels such as ethanol, hydrogen and biodiesel (“Other Energy MLPs”). While the Fund principally invests in larger, more liquid MLPs, it may invest in MLPs of all market capitalization ranges. The Fund also may invest in securities issued by open- and closed-end investment companies, including money market funds, and the retail shares of actively managed and index exchange-traded funds (“ETFs”), as well as cash and cash equivalents. The Fund is non-diversified, which means that it may invest in a limited number of issuers.

MLPs are publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the MLPs that the Advisor follows, approximately two-thirds trade on the New York Stock Exchange (“NYSE”) and the rest trade on the NYSE Amex Equities (“Amex”) or NASDAQ Stock Market (“NASDAQ”). MLPs’ disclosures are regulated by the Securities and Exchange Commission (“SEC”) and MLPs must file Form 10-Ks, Form 10-Qs, and notices of material changes like any publicly traded corporation. The Fund provides access to a product that issues a single Form 1099 to its shareholders thereby removing the obstacles of federal and state filings (because shareholders do not receive any Schedule K-1) and, for certain tax-exempt shareholders, unrelated business taxable income (“UBTI”) filings, while providing portfolio transparency, liquidity and daily net asset value (“NAV”).

The Advisor relies on its disciplined investment process in determining investment selection and weightings. This process includes a comparison of quantitative and qualitative value factors that are developed through the Advisor’s proprietary analysis and valuation models. To determine whether an investment meets its criteria, the Advisor generally will perform a detailed fundamental analysis of the underlying businesses owned and operated by potential MLP portfolio companies. The Advisor seeks to invest in MLPs which have, among other characteristics, sound business fundamentals, a strong record of cash flow growth, distribution continuity, a solid business strategy, a respected management team and which are not overly exposed to changes in commodity prices. The Advisor will sell investments if it determines that any of the above-mentioned characteristics have changed materially from its initial analysis, or that quantitative or qualitative value factors indicate that an investment is no longer earning a return commensurate with its risk.

Through this process, the Advisor seeks to manage the Fund’s portfolio to include MLPs that produce the greatest potential for the Advisor to achieve a high level of inflation protected current income and modest capital appreciation over the long-term.

Principal Risks of Investing in the Fund:

The Fund’s principal risks are discussed below. The value of the Fund’s investments may increase or decrease, sometimes dramatically, which will cause the value of the Fund’s shares to increase or decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The Fund is not a complete investment program.

Concentration Risk.  Under normal circumstances, the Fund concentrates its investments in MLPs and the energy infrastructure industry. A fund that invests primarily in a particular sector could experience greater volatility than funds investing in a broader range of industries.

Deferred Tax Risk.  The Fund is classified for federal tax purposes as a taxable regular corporation or so-called Subchapter “C” corporation. As a “C” corporation, the Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state and local income taxes. An investment strategy whereby a fund elects to be taxed as a regular corporation, or “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively recent strategy for open-end registered investment companies such as the Fund. This strategy involves complicated accounting, tax, NAV and share valuation aspects that would cause the Fund to differ significantly from most other open-end registered investment companies. This could result in unexpected and potentially significant accounting, tax and valuation consequences for the Fund and for its shareholders. In addition, accounting, tax and valuation practices in this area are still developing, and there may not always be a clear consensus among industry participants as to the most appropriate approach. This could result in changes over time in the practices applied by the Fund, which, in turn, could have significant adverse consequences on the Fund and it shareholders.

As a “C” corporation, the Fund accrues deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as (ii) capital appreciation of its investments. The Fund’s accrued deferred tax liability will be reflected each day in the Fund’s NAV. The Fund’s current and deferred tax liability, if any, will depend upon the Fund’s net investment gains and losses and realized and unrealized gains and losses on investments and therefore may vary greatly from year to year and from day to day depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. The Fund will rely to some extent on information provided by the MLPs, which may not be timely, to estimate deferred tax liability and/or asset balances. From time to time, the Fund may modify the estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available. The Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s NAV may vary dramatically from the Fund’s actual tax liability.

The following example illustrates two hypothetical trading days of the Fund and the tax effect upon the daily NAV compared to the individual securities. The examples assume a 37.5% deferred tax calculation (maximum corporate tax rate of 35% in effect for 2012 plus estimated state tax rate of 2.5%, net of federal benefit). They do not reflect the impact, if any, of any valuation allowances on deferred tax assets that management may deem appropriate.

Actual income tax expense, if any, will be incurred over many years, depending upon whether and when investment gains and losses are realized, the then-current basis of the Fund’s assets and other factors. Upon the sale of an MLP security, the Fund will be liable for previously deferred taxes, if any. As a result, the Fund’s actual tax liability could have a material impact on the Fund’s NAV.

Equity Securities of MLPs Risk.  MLP common units, like other equity securities, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Industry Specific Risk.  The MLPs in which the Fund invests also are subject to risks specific to the industry they serve, including the following:

•	Fluctuations in commodity prices may impact the volume of commodities transported, processed, stored or distributed;
•	Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of an MLP;
•	Slowdowns in new construction and acquisitions can limit growth potential;

•	A sustained reduced demand for crude oil, natural gas and refined petroleum products that could adversely affect MLP revenues and cashflows;
•	Depletion of the natural gas reserves or other commodities if not replaced, which could impact an MLP’s ability to make distributions;
•	Changes in the regulatory environment could adversely affect the profitability of MLPs;
•	Extreme weather and environmental hazards could impact the value of MLP securities;
•	Rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities; and
•	Threats of attack by terrorists on energy assets could impact the market for MLPs.

Investment Companies and ETFs Risk.  Investments in the securities of ETFs and other investment companies, including money market funds, may involve duplication of advisory fees and certain other expenses. By investing in an ETF or another investment company, a Fund becomes a shareholder of that ETF or other investment company. As a result, Fund shareholders indirectly bear a Fund’s proportionate share of the fees and expenses paid by the ETF or other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. As a shareholder, a Fund must rely on the ETF or other investment company to achieve its investment objective. If the ETF or other investment company fails to achieve its investment objective, the value of a Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Additionally, despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments a Fund has purchased may reduce the Fund’s yield and can cause the price of a money market security to decrease.

Issuer Risk.  The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

Liquidity Risk.  Although common units of MLPs trade on the NYSE, Amex, and NASDAQ, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Advisor believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions to you. The Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in illiquid investments.

Market Risk.  The securities markets may move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

MLP Risk.  Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit holders to sell their common units at an undesirable time or price.

MLP Tax Risk.  MLPs do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction in the value of the Fund’s investment, and consequently your investment in the Fund and lower income.

Non-Diversification Risk.  The Fund is a non-diversified investment company under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer, or the effects of a single economic, political or regulatory event, may cause greater fluctuations in the value of the Fund’s shares.

Regulatory Risk.  The Fund is subject to the risk that changes in the laws, regulations and/or related interpretations relating to the Fund’s tax treatment as a “C” corporation or investments in MLPs or other instruments could increase the Fund’s expenses or otherwise impact a Fund’s ability to implement its investment strategy.

Reliance on the Advisor Risk.  The Fund’s ability to achieve its investment objective is dependent on the Advisor’s ability to identify profitable investment opportunities for the Fund. The Advisor was established in 2009, and neither the Advisor nor the members of its investment committee responsible for managing the Fund’s portfolio had managed a mutual fund prior to that time.

Past Performance:

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class I shares. The table shows the average annual total returns of each class of the Fund that has been in operation for at least one full calendar year and also compares the Fund’s performance with the average annual total returns of a broad measure of market performance. Sales charges are not reflected in the bar chart and table below. If those charges were included, returns of Class A shares would be less than those shown. No performance information is presented for Class C shares because Class C has not been in operation for a full calendar year. The returns for Class C shares would differ from those of other classes’ shares to the extent that class bears sales charges and different expenses.

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 888.614.6614.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

SteelPath MLP Income Fund

For the calendar year ended December 31

Calendar Year ended December 31

Best quarter (ended 12/31/10): 7.25%

Worst quarter (ended 9/30/11): -6.17%

Average annual total returns (for periods ended December 31, 2011 (%))

	1 year	5 years	10 years	Since inception	Inception date
Class I
Return before taxes	1.16%	N/A	N/A	9.30%	3/31/10
Return after taxes on distributions	0.07%	N/A	N/A	8.18%	—
Return after taxes on distributions and sale of fund shares	2.18%	N/A	N/A	7.90%	—
Class A (Return before taxes only)	-4.92%	N/A	N/A	5.45%	3/31/10
Lipper Equity Income Funds Index (reflects no deduction for fees, expenses or taxes)	2.66%	N/A	N/A	—	—
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	N/A	N/A	—	—

The after-tax returns are shown only for Class I shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class I will vary from returns shown for Class I. “Return after taxes on distributions and sale of fund shares” may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

Investment Advisor: SteelPath Fund Advisors, LLC

Portfolio Managers:

Gabriel Hammond, Founder and Manager of the Advisor since its formation in 2009. Mr. Hammond has been a portfolio manager of the Fund since its inception in 2010.

Stuart Cartner, Member of the Advisor since its formation in 2009. Mr. Cartner has been a portfolio manager of the Fund since its inception in 2010.

* * *

For important information about purchasing and selling Fund Shares, tax information and financial intermediary compensation, please turn to “Other Important Information” on page 46 of this Prospectus.

SteelPath MLP Alpha Plus Fund
Class A Shares
Class C Shares
Class I Shares

A series of The SteelPath MLP Funds Trust

Summary

Investment Objectives/Goals:  The SteelPath MLP Alpha Plus Fund (the “Fund” or “Alpha Plus Fund”) seeks to provide investors with capital appreciation and, as a secondary objective, current income.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for front-end sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the funds in the SteelPath Funds. More information about these and other discounts is available from your financial professional and in “The Fund’s Share Classes starting on page 74 of this Prospectus and in “Additional Information Regarding Sales Charges” starting on page 48 of the Fund’s Statement of Additional Information.

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sales proceeds) (imposed on Class C shares redeemed within one year of purchase)	NONE	1.00%	NONE
Maximum Account Fee (Accounts With Less than $10,000)	$24	$24	$24
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	NONE
Other Expenses(a)	0.65%	0.65%	0.65%
Interest Expense Related to Borrowings(a)	0.42%	0.42%	0.42%
Total Annual Fund Operating Expenses	2.57%	3.32%	2.32%
Fee Limitation and/or Expense Reimbursement(b)	(0.15%)	(0.15%)	(0.15%)
Total Annual Fund Operating Expenses After Fee Limitation and/or Expense Reimbursement(c)	2.42%	3.17%	2.17%

(a)	Based on estimated amounts for the current fiscal year. “Other Expenses” does not reflect estimated deferred tax liability, if any, that may be incurred by the Fund. The Fund is classified for federal income tax purposes as a taxable regular corporation or so-called Subchapter “C” corporation. As a “C” corporation, the Fund accrues deferred tax liability for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of master limited partnerships considered to be a return of capital and for any net operating gains. The Fund’s accrued deferred tax liability, if any, will be reflected each day in the Fund’s net asset value per share. The Fund’s deferred tax liability, if any, will depend upon the Fund’s net investment income or loss, gains and losses on investments, and deductions and credits during a taxable year. This amount may vary greatly from year to year and from day to day depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Actual deferred income tax expense, if any, will be incurred over many years, depending on if and when investment gains and losses are realized, the then-current basis of the Fund’s assets and other factors. The Fund commenced operations on December 30, 2011. It is not possible for the Fund to estimate its deferred income tax expense because the Fund cannot accurately predict the annualized net investment income or loss, gains and losses on investments, and deductions and credits on which such estimated expense would be based.

(b)	The Advisor has agreed to limit fees and/or reimburse expenses of the Fund until at least March 31, 2013, to the extent that Total Annual Fund Operating Expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) exceed 2.00% for Class A shares, 2.75% for Class C shares and 1.75% for Class I shares. The Fund’s Total Annual Operating Expenses After Fee Limitation and/or Expense Reimbursement (“Net Expenses”) will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund’s interest expenses related to borrowings are excluded from the expense cap, the Fund’s Net Expenses for each class of shares is increased by the amount of this expense. The Advisor can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Advisor, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits. The fee limitation and/or expense reimbursement may be terminated or amended prior to March 31, 2013 with the approval of the Trust’s Board of Trustees.
(c)	Excluding the effect of interest expenses related to the Fund’s borrowings, the Fund’s Total Annual Fund Operating Expenses would be 2.15%; for Class A shares, 2.90% for Class C shares and 1.90% for Class I shares while the Fund’s Net Expenses would be 2.00% for Class A shares, 2.75% for Class C shares and 1.75% for Class I shares. Interest expense related to borrowings are not fees charged to shareholders by the Fund or any Fund service provider, but are similar to transaction charges or capital expenditures related to the on-going management of the Fund’s portfolio.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class A Shares:

1 Year	3 Years
$806	$1,312

Class C Shares:

1 Year	3 Years
$417	$1,094

Class I Shares:

1 Year	3 Years
$220	$706

You would pay the following expenses if you did not redeem your shares:

Class A Shares:

1 Year	3 Years
$806	$1,312

Class C Shares:

1 Year	3 Years
$320	$1,004

Class I Shares:

1 Year	3 Years
$220	$706

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes payable by the Fund. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund commenced operations on December 30, 2011, accordingly it did not have portfolio turnover during the fiscal year ended November 30, 2011.

Principal Investment Strategies of the Fund:

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of MLPs. The MLP securities that the Fund invests in are common units representing limited partnership interests of “Midstream MLPs,” which are MLPs that primarily derive their revenue from investments in energy infrastructure companies involved in the gathering, transporting, processing, treating, terminalling, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal. The Fund may invest in Midstream MLPs of all market capitalization ranges. In addition, the Fund also may invest in securities issued by open- and closed-end investment companies, including money market funds, the retail shares of actively-managed and index exchange-traded funds (“ETFs”), U.S. government securities, short-term fixed-income securities, money market instruments, overnight and short-term repurchase agreements, cash and/or other cash equivalents with maturities of one year or less and exchange traded notes (“ETNs”) as investments or to provide asset coverage for its borrowings. The Fund is non-diversified, which means that it may invest in a limited number of issuers.

The Fund intends to obtain leverage through borrowings in seeking investment returns that outperform the returns of the broader market and provide distributions to shareholders. The Fund’s borrowings, which will be in the form of loans from banks, may be on a secured or unsecured basis and at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows the Fund to borrow for such purposes an amount equal to as much as 33 1/3% of the value of its total assets, although the Fund currently anticipates that its borrowings generally will average approximately 20% of the value of its total assets. The Fund’s ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. There may be times when the Fund may opt not to seek leverage or engage in borrowings.

The Fund will borrow only if the value of the Fund’s assets, including borrowings, is equal to at least 300% of all borrowings, including the proposed borrowing. If at any time the Fund should fail to meet this 300% coverage requirement, within three (3) business days (not including Sundays or holidays), the Fund will seek to reduce its borrowings to the requirement. To do so, or to meet maturing bank loans, the Fund may be required to dispose of portfolio securities when such disposition might not otherwise be desirable. Interest on money borrowed is an expense of the Fund. The Fund also may lend the securities in its portfolio to brokers, dealers and other financial institutions.

MLPs are publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the MLPs that the Advisor follows, approximately two-thirds trade on the New York Stock Exchange (“NYSE”) and the rest trade on the NYSE Amex Equities (“Amex”) or NASDAQ Stock Market (“NASDAQ”). MLPs’ disclosures are regulated by the Securities and Exchange Commission (“SEC”) and MLPs must file Form 10-Ks, Form 10-Qs, and notices of material changes like any publicly traded corporation. The Fund provides access to a product that issues a single Form 1099 to its shareholders thereby removing the obstacles of federal and state tax filings (because shareholders do not receive any Schedule K-1) and, for certain tax-exempt shareholders, unrelated business taxable income (“UBTI”) filings, while providing portfolio transparency, liquidity and daily net asset value (“NAV”).

The Advisor relies on its disciplined investment process in determining investment selection and weightings. This process includes a comparison of quantitative and qualitative value factors that are developed through the Advisor’s proprietary analysis and valuation models. To determine whether an investment meets its criteria, the Advisor generally will perform a detailed fundamental analysis of the underlying businesses owned and operated by potential MLP and energy infrastructure portfolio companies. The Advisor seeks to invest in MLPs which have, among other characteristics, sound business fundamentals, a strong record of cash flow growth, distribution continuity, a solid business strategy, a respected management team and which are not overly exposed to changes in commodity prices. The Advisor will sell investments if it determines that any of the above-mentioned characteristics have changed materially from its initial analysis, or that quantitative or qualitative value factors indicate that an investment is no longer earning a return commensurate with its risk. Through this process, the Advisor seeks to manage the Fund’s portfolio to include MLPs that provide the greatest potential for capital appreciation and current income but whose underlying business risks offer an attractive risk/reward balance for shareholders.

Principal Risks of Investing in the Fund:

The Fund’s principal risks are discussed below. The value of the Fund’s investments may increase or decrease, sometimes dramatically, which will cause the value of the Fund’s shares to increase or decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The Fund is not a complete investment program.

Borrowing Risk.  The use of leverage through borrowing may exaggerate the effect on the Fund’s net asset value of any increase or decrease in the value of the MLPs or other investments purchased with the borrowings. Successful use of a borrowing strategy depends on the Advisor’s ability to predict correctly interest rates and market movements. There can be no assurance that the use of borrowings will be successful. The Fund’s ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. Upon the expiration of the term of a credit arrangement, the lender may not be willing to extend further credit to the Fund or may only be willing to do so at an increased cost to the Fund. If the Fund is not able to extend its credit arrangement, it may be required to liquidate holdings to repay amounts borrowed from the lender. In connection with its borrowings, the Fund will be required to maintain specified asset coverage with respect to such borrowings by both the 1940 Act and the terms of its credit facility with the lender. The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors reduce the required asset coverage to less than the prescribed amount. Borrowings involve additional expense to the Fund, which may not be recovered by any appreciation of the securities purchased and may exceed the Fund’s investment income.

Concentration Risk.  Under normal circumstances, the Fund concentrates its investments in the group of industries that comprise the energy sector. A fund that invests primarily in a particular sector could experience greater volatility than funds investing in a broader range of industries.

Deferred Tax Risk.  The Fund is classified for federal tax purposes as a taxable regular corporation or so-called Subchapter “C” corporation. As a “C” corporation, the Fund is be subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state and local income taxes. An investment strategy whereby a fund elects to be taxed as a regular corporation, or “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively recent strategy for open-end registered investment companies such as the Fund. This strategy involves complicated accounting, tax, NAV and share valuation aspects that would cause the Fund to differ significantly from most other open-end registered investment companies. This could result in unexpected and potentially significant accounting, tax and valuation consequences for the Fund and for its shareholders. In addition, accounting, tax and valuation practices in this area are still developing, and there may not always be a clear consensus among industry participants as to the most appropriate approach. This could result in changes over time in the practices applied by the Fund, which, in turn, could have significant adverse consequences on the Fund and it shareholders.

As a “C” corporation, the Fund accrues deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as (ii) capital appreciation of its investments. The Fund’s accrued deferred tax liability will be reflected each day in the Fund’s NAV. The Fund’s current and deferred tax liability, if any, will depend upon the Fund’s net investment gains and losses and realized and unrealized gains and losses on investments and therefore may vary greatly from year to year and from day to day depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. The Fund will rely to some extent on information provided by the MLPs, which may not be timely, to estimate deferred tax liability and/or asset balances. From time to time, the Fund may modify the estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available. The Fund’s estimates regarding its deferred tax liability and/or asset balances will be made in good faith; however, the daily estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s NAV may vary dramatically from the Fund’s actual tax liability.

The following example illustrates two hypothetical trading days of the Fund and the tax effect upon the daily NAV compared to the individual securities. The examples assume a 37.5% deferred tax calculation (maximum corporate tax rate of 35% in effect for 2012 plus estimated state tax rate of 2.5%, net of federal benefit). They do not reflect the impact, if any, of any valuation allowances on deferred tax assets that management may deem appropriate.

Actual income tax expense, if any, will be incurred over many years, depending upon whether and when investment gains and losses are realized, the then-current basis of the Fund’s assets and other factors. Upon the sale of an MLP security, the Fund will be liable for previously deferred taxes, if any. As a result, the Fund’s actual tax liability could have a material impact on the Fund’s NAV.

Equity Securities of MLPs Risk.  MLP common units, like other equity securities, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

ETNs Risk.  ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN.

Fixed-Income Securities Risk.  Fixed-income securities generally are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. The longer the duration of a fixed income security, the greater the credit and interest rate risk.

Industry Specific Risk.  The MLPs in which the Fund invests also are subject to risks specific to the industry they serve, including the following:

•	Fluctuations in commodity prices may impact the volume of commodities transported, processed, stored or distributed;
•	Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of an MLP;
•	Slowdowns in new construction and acquisitions can limit growth potential;
•	A sustained reduced demand for crude oil, natural gas and refined petroleum products that could adversely affect MLP revenues and cash flows;
•	Depletion of the natural gas reserves or other commodities if not replaced, which could impact an MLP’s ability to make distributions;
•	Changes in the regulatory environment could adversely affect the profitability of MLPs;
•	Extreme weather and environmental hazards could impact the value of MLP securities;
•	Rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities; and
•	Threats of attack by terrorists on energy assets could impact the market for MLPs.

Investment Companies and ETFs Risk.  Investments in the securities of ETFs and other investment companies, including money market funds, may involve duplication of advisory fees and certain other expenses. By investing in an ETF or another investment company, a Fund becomes a shareholder of that ETF or other investment company. As a result, Fund shareholders indirectly bear a Fund’s proportionate share of the fees and expenses paid by the ETF or other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. As a shareholder, a Fund must rely on the ETF or other investment company to achieve its investment objective. If the ETF or other investment company fails to achieve its investment objective, the value of a Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Additionally, despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments a fund has purchased may reduce the fund’s yield and can cause the price of a money market security to decrease.

Issuer Risk.  The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

Leverage Risk.  The use of leverage involves special risks and is speculative. Leverage exists when the Fund obtains the right to a return on an investment that exceeds the amount the Fund has invested and can result in losses that greatly exceed the amount originally invested. Leverage creates the potential for greater gains to shareholders and the risk of magnified losses to shareholders, depending on market conditions and the Fund’s particular exposure.

Liquidity Risk.  Although common units of MLPs trade on the NYSE, Amex and the NASDAQ, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Advisor believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions to you. The Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in illiquid investments.

Market Risk.  The securities markets may move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

MLP Risk.  Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price.

MLP Tax Risk.  MLPs do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund’s investment, and consequently your investment in the Fund and lower income.

Non-Diversification Risk.  The Fund is a non-diversified investment company under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer, or the effects of a single economic, political or regulatory event, may cause greater fluctuations in the value of the Fund’s shares.

Regulatory Risk.  The Fund is subject to the risk that changes in the laws, regulations and/or related interpretations relating to the Fund’s tax treatment as a “C” corporation or investments in MLPs or other instruments could increase the Fund’s expenses or otherwise impact a Fund’s ability to implement its investment strategy.

Reliance on the Advisor Risk.  The Fund’s ability to achieve its investment objective is dependent on the Advisor’s ability to identify profitable investment opportunities for the Fund. The Advisor was established in 2009, and neither the Advisor nor the members of its investment committee responsible for managing the Fund’s portfolio had managed a mutual fund prior to that time.

Repurchase Agreement Risk.  The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying securities, whether because of the seller’s bankruptcy or otherwise. In such event the Fund would attempt to exercise its rights with respect to the underlying collateral, including possible sale of the securities. The Fund also may incur expenses in the connection with the exercise of its rights under a repurchase agreement and may be subject to various delays and risks of loss.

Securities Lending Risk.  Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. Additionally, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions. If a borrower is unable to return the loaned securities, the Fund may lose the benefit of a continuing investment in the unreturned securities and the loan could be treated as a taxable transaction for federal income tax purposes.

U.S. Government Securities Risk.  Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Past Performance:

Performance information is not included because the Fund has not completed a full calendar year of operations.

Investment Advisor: SteelPath Fund Advisors, LLC

Portfolio Managers:

Gabriel Hammond, Founder and Manager of the Advisor since its formation in 2009. Mr. Hammond has been a portfolio manager of the Fund since its inception in 2011.

Stuart Cartner, Member of the Advisor since its formation in 2009. Mr. Cartner has been a portfolio manager of the Fund since its inception in 2011.

Brian Watson, Member of the Advisor since its formation in 2009. Mr. Watson has been a portfolio manager of the Fund since its inception in 2011.

* * *

For important information about purchasing and selling Fund Shares, tax information and financial intermediary compensation, please turn to “Other Important Information” on page 46 of this Prospectus.

SteelPath MLP and Infrastructure Debt Fund
Class A Shares
Class C Shares
Class I Shares

A series of The SteelPath MLP Funds Trust

Summary

Investment Objectives/Goals:  The SteelPath MLP and Infrastructure Debt Fund (the “Fund” or “Infrastructure Debt Fund”) seeks to provide investors with current income and, as a secondary objective, capital appreciation.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for front-end sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the funds in the SteelPath Funds. More information about these and other discounts is available from your financial professional and in “The Fund’s Share Classes” starting on page 74 of this Prospectus and in “Additional Information Regarding Sales Charges” starting on page 48 of the Fund’s Statement of Additional Information.

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sales proceeds) (imposed on Class C shares redeemed within one year of purchase)	NONE	1.00%	NONE
Maximum Account Fee (Accounts With Less than $10,000)	$24	$24	$24
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	NONE
Other Expenses(a)	0.70%	0.70%	0.70%
Total Annual Fund Operating Expenses	1.75%	2.50%	1.50%
Fee Limitation and/or Expense Reimbursement	(0.60)%	(0.60)%	(0.60)%
Total Annual Fund Operating Expenses After Fee Limitation and/or Expense Reimbursement(b)	1.15%	1.90%	0.90%

(a)	Based on estimated amounts for the current fiscal year.
(b)	The Advisor has agreed to limit fees and/or reimburse expenses of the Fund until at least March 31, 2013, to the extent that Total Annual Fund Operating Expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) exceed 1.15% for Class A shares, 1.90% for Class C shares and 0.90% for Class I shares. The Fund’s Total Annual Operating Expenses After Fee Limitation and/or Expense Reimbursement will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. The Advisor can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Advisor, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits. The fee limitation and/or expense reimbursement may be terminated or amended prior to March 31, 2013 with the approval of the Trust’s Board of Trustees.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class A Shares:

1 Year	3 Years
$685	$1,025

Class C Shares:

1 Year	3 Years
$291	$799

Class I Shares:

1 Year	3 Years
$92	$400

You would pay the following expenses if you did not redeem your shares:

Class A Shares:

1 Year	3 Years
$685	$1,025

Class C Shares:

1 Year	3 Years
$193	$707

Class I Shares:

1 Year	3 Years
$92	$400

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund commenced operations on December 30, 2011, accordingly it did not have portfolio turnover during the fiscal year ended November 30, 2011.

Principal Investment Strategies of the Fund:

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the debt securities of MLPs and energy infrastructure industry companies. The Fund will focus its investments in MLPs and energy infrastructure companies engaged in the: (i) gathering, transporting, processing, treating, terminalling, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal (“Midstream Companies”), (ii) the acquisition, exploitation and development of crude oil, natural gas and natural gas liquids (“Upstream Companies”), (iii) processing, treating, and refining of natural gas liquids and crude oil (“Downstream Companies”), and (iv) owning, managing and transporting alternative energy infrastructure assets, including alternative fuels such as ethanol, hydrogen and biodiesel (“Other Energy

Companies”). The Fund may invest in MLPs and energy infrastructure companies of all market capitalization ranges. The Fund is non-diversified, which means that it may invest in a limited number of issuers.

The Fund will invest principally in debt securities issued by MLPs and energy infrastructure companies. The Fund’s debt investments may include high yield debt securities, commonly referred to as “junk bonds,” that are rated BB or lower by Standard & Poor’s Ratings Services (“S&P”) and/or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or the equivalent by another ratings agency, or, if unrated at the time of purchase, are deemed to be below investment grade by the Advisor. The Fund’s debt investments also may include exchange traded notes (“ETNs”). In addition, the Fund may invest in U.S. government securities and short-term debt securities, including money market instruments, overnight and short-term repurchase agreements and cash and/or other cash equivalents with maturities of one year or less.

The Fund may invest in the common units of MLPs, and the common stock, preferred stock, warrants and convertible securities of energy infrastructure companies. The Fund also may invest in securities issued by open- and closed-end investment companies, including money market funds, and the retail shares of actively managed and index exchange-traded funds (“ETFs”), make private equity and debt investments and invest in securities offered and sold pursuant to Rule 144A (“Rule 144A Securities”) under the Securities Act of 1933 (“1933 Act”), private investments in public equity (“PIPEs”), pay-in-kind securities and bonds that are in default. In addition, the Fund may invest in the secured debt and equity of private joint ventures with little or no operating history formed to build energy-related projects, called “greenfield projects.” The Fund’s investments in greenfield projects may distribute income or be structured as pay-in-kind securities.

The Fund may invest up to 25% of its total assets in the debt and equity securities of MLPs and other entities, including certain energy infrastructure companies that are organized as limited liability companies (“LLCs”), which are treated in the same manner as MLPs for federal income tax purposes. The Fund also may invest in the debt and equity securities of MLP affiliates and companies owning MLP general partnership interests that are energy infrastructure companies. The Fund may invest in MLP I-Shares, which represent an indirect ownership interest in MLP common units.

MLPs are publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. By confining their operations to these specific activities, their common interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the MLPs that the Advisor follows, approximately two-thirds trade on the New York Stock Exchange (“NYSE”) and the rest trade on the NYSE Amex Equities (“Amex”) or NASDAQ Stock Market (“NASDAQ”). MLPs’ disclosures are regulated by the Securities and Exchange Commission (“SEC”) and MLPs must file Form 10-Ks, Form 10-Qs, and notices of material changes like any publicly traded corporation.

The Fund may obtain leverage through borrowings in seeking a high level of income and investment returns, although the Fund currently does not intend to do so. The Fund’s borrowings, which would be in the form of loans from banks, may be on a secured or unsecured basis and at fixed or variable rates of interest. The Fund’s ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This would allow the Fund to borrow for such purposes an amount equal to as much as 33 1/3% of the value of its total assets. The Fund will borrow only if the value of the Fund’s assets, including borrowings, is equal to at least 300% of all borrowings, including the proposed borrowing. If at any time the Fund should fail to meet this 300% coverage requirement, within three (3) business days (not including Sundays and holidays), the Fund will seek to reduce its borrowings to the requirement. To do so, or to meet maturing bank loans, the Fund may be required to dispose of portfolio securities when such disposition might not otherwise be desirable. Interest on money borrowed is an expense of the Fund. The Fund also may lend the securities in its portfolio to brokers, dealers and other financial institutions.

The Advisor relies on its disciplined investment process in determining investment selection and weightings. This process includes a comparison of quantitative and qualitative value factors that are developed through the Advisor’s proprietary analysis and valuation models. To determine whether an investment meets its criteria, the Advisor generally will perform a detailed fundamental analysis of the underlying businesses owned and operated by potential MLP and energy infrastructure portfolio companies. The Advisor seeks to invest in MLPs and energy infrastructure companies which have, among other characteristics, sound business fundamentals, a strong record of cash flow growth, distribution continuity, a solid business strategy, a respected management team and which are not overly exposed to changes in commodity prices. The Advisor will sell investments if it determines that any of the above-mentioned characteristics have changed materially from its initial analysis, or that quantitative or qualitative value factors indicate that an investment is no longer earning a return commensurate with its risk.

Principal Risks of Investing in the Fund:

The Fund’s principal risks are discussed below. The value of the Fund’s investments may increase or decrease, sometimes dramatically, which will cause the value of the Fund’s shares to increase or decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The Fund is not a complete investment program.

Borrowing Risk.  The use of leverage through borrowing may exaggerate the effect on the Fund’s net asset value of any increase or decrease in the value of the MLPs or other investments purchased with the borrowings. Successful use of a borrowing strategy depends on the Advisor’s ability to predict correctly interest rates and market movements. There can be no assurance that the use of borrowings will be successful. The Fund’s ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. Upon the expiration of the term of a credit arrangement, the lender may not be willing to extend further credit to the Fund or may only be willing to do so at an increased cost to the Fund. If the Fund is not able to extend its credit arrangement, it may be required to liquidate holdings to repay amounts borrowed from the lender. In connection with its borrowings, the Fund will be required to maintain specified asset coverage with respect to such borrowings by both the 1940 Act and the terms of its credit facility with the lender. The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors reduce the required asset coverage to less than the prescribed amount. Borrowings involve additional expense to the Fund.

Concentration Risk.  Under normal circumstances, the Fund concentrates its investments in the group of industries that comprise the energy sector. A fund that invests primarily in a particular industry or group of industries could experience greater volatility than funds investing in a broader range of industries.

Credit Risk.  An issuer or guarantor of a debt security may fail to make timely payment of interest or principal or otherwise honor its obligations. A decline in an issuer’s credit rating for any reason can cause the price of its bonds to go down. If the Fund invests significantly in lower-quality debt securities considered speculative in nature, this risk will be substantial.

Duration Risk.  The Fund does not have a policy regarding the maturity or duration of any or all of its securities. Holding long duration and long maturity debt investments will magnify certain risks, including interest rate risk and credit risk.

Equity Securities Risk (Including MLPs).  The equity securities of MLPs and energy infrastructure companies, like other equity securities, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of the common stock of energy infrastructure companies and the common units of individual MLPs, like the prices of other equity securities, also can be affected by fundamentals unique to the company or partnership, including earnings power and coverage ratios.

The Fund’s investments in equity securities may include the common units of MLPs and the common stock, preferred stock, warrants and securities convertible into common stocks of energy infrastructure companies and their affiliates and affiliates of MLPs. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

ETNs Risk.  ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN.

Greenfield Projects Risk.  Greenfield projects are private joint ventures with limited or no operating history formed to construct energy-related projects. The Fund’s investments in greenfield projects may distribute income or be structured as pay-in-kind securities (see “Pay-in-Kind Securities Risks”). An investment in a greenfield project entails substantial risk, including the risk that the project may not materialize due to, among other factors, financing constraints, the absence of a natural energy source, an inability to obtain the necessary governmental permits to build the project, and the failure of the technology necessary to generate the energy. The Fund’s investment could lose its value in the event of a failure of a greenfield project. Greenfield projects also may be illiquid.

High Yield Securities Risk.  Investing in high yield, non-investment grade bonds, including bonds in default, generally involves significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, high yield bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy.

Industry Specific Risk.  The MLPs and energy infrastructure companies in which Fund invests are subject to risks specific to the industry they serve, including the following:

•	Fluctuations in commodity prices may impact the volume of commodities transported, processed, stored or distributed;
•	Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of a company or MLP;
•	Slowdowns in new construction and acquisitions can limit growth potential;
•	A sustained reduced demand for crude oil, natural gas and refined petroleum products that could adversely affect MLP revenues and cash flows;
•	Depletion of the natural gas reserves or other commodities if not replaced, which could impact the ability of an energy infrastructure company or MLP to make distributions;
•	Changes in the regulatory environment could adversely affect the profitability of energy infrastructure companies and MLPs;
•	Extreme weather and environmental hazards could impact the value of energy infrastructure and MLP securities;
•	Rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities; and
•	Threats of attack by terrorists on energy assets could impact the market for energy infrastructure and MLP securities.

Interest Rate Risk.  The Fund is subject to the risk that the market value of fixed income securities or derivatives it holds will decline due to rising interest rates. When interest rates rise, the prices of most fixed income securities go down. The prices of fixed income securities or derivatives are also affected by their maturity. Fixed income securities or derivatives with longer maturities generally have greater sensitivity to changes in interest rates.

Investment Companies and ETFs Risk.  Investments in the securities of ETFs and other investment companies, including money market funds, may involve duplication of advisory fees and certain other expenses. By investing in an ETF or another investment company, a Fund becomes a shareholder of that ETF or other investment company. As a result, Fund shareholders indirectly bear a Fund’s proportionate share of the fees and expenses paid by the ETF or other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a Fund.

Issuer Risk.  The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

Leverage Risk.  The use of leverage involves special risks and is speculative. Leverage exists when the Fund obtains the right to a return on an investment that exceeds the amount the Fund has invested and can result in losses that greatly exceed the amount originally invested. Leverage creates the potential for greater gains to shareholders and the risk of magnified losses to shareholders, depending on market conditions and the Fund’s particular exposure.

Liquidity Risk.  Certain equity and debt securities of MLPs and energy infrastructure companies, greenfield projects, pay-in-kind securities, PIPEs and private equity and debt investments may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain securities experience limited trading volumes, the prices of such securities may display abrupt or erratic movements at times. Additionally, it may be difficult for the Fund to sell an investment in a greenfield project or other private equity or debt investment that issues pay-in-kind securities. As a result, an investment in a greenfield project or other private equity or debt investment may be difficult to dispose of at a fair price at the times when the Advisor believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions to shareholders. The Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in illiquid investments.

Market Risk.  The securities markets may move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

MLP Affiliate Risk.  The performance of securities issued by MLP affiliates, including MLP I-Shares and common shares of corporations that own general partner interests, primarily depends on the performance of an MLP. The risks and uncertainties that affect the MLP, its results of operations, financial condition, cash flows and distributions also affect the value of securities held by that MLP’s affiliate. Securities of MLP I-Shares may trade at a market price below that of the affiliated MLP and may be less liquid than securities of their affiliated MLP.

MLP Risk.  Investments in the debt and equity securities of MLPs involve risks that differ from investments in the debt and equity securities of corporate issuers, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the

MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price.

MLP Tax Risk.  MLPs do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund’s investment, and consequently your investment in the Fund and lower income.

Non-Diversification Risk.  The Fund is a non-diversified investment company under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer, or the effects of a single economic, political or regulatory event, may cause greater fluctuations in the value of the Fund’s shares.

Pay-In-Kind Securities Risk.  Pay-in-kind securities are securities that pay interest through the issuance of additional debt or equity securities. Pay-in-kind securities also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold. If the issuer defaults, the Fund may obtain no return at all on its investment. The market price of pay-in-kind securities is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash.

PIPEs Risk.  PIPEs generally involve the purchase of stock at a discount to the current market value per share for the purpose of raising capital. In a PIPE transaction, a public company typically issues unregistered securities to investors at a discount to the price of the issuer’s common stock and commits to registering the securities with the SEC so they can be resold to the public, typically within 90 – 120 days. PIPEs involve the risks that the issuer will not register the securities, that the registration will negatively impact the market value of the securities and that there will not be an active market for the securities.

Private Equity and Debt Risk.  Private equity and debt investments may be subject to greater risks than investments in publicly traded companies. Little public information exists about many private companies and the Fund will rely on the Advisor to obtain adequate information to evaluate the potential risks and returns associated with an investment in these companies. If the Advisor is not able to obtain all material information, the Fund could lose some or all of its investment. Additionally, privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Advisor may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Fund invests. Private debt investments also are subject to interest rate risk, credit risk and duration risk.

Regulatory Risk.  The Fund is subject to the risk that changes in the laws, regulations and/or related interpretations relating to the Fund’s tax treatment as RIC or investments in MLPs or other instruments could increase the Fund’s expenses or otherwise impact a Fund’s ability to implement its investment strategy.

Reliance on the Advisor Risk.  The Fund’s ability to achieve its investment objective is dependent on the Advisor’s ability to identify profitable investment opportunities for the Fund. The Advisor was established in 2009, and neither the Advisor nor the members of its investment committee responsible for managing the Fund’s portfolio had managed a mutual fund prior to that time.

Repurchase Agreement Risk.  The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying securities, whether because of the seller’s bankruptcy or otherwise. In such event the Fund would attempt to exercise its rights with respect to the underlying collateral, including possible sale of the securities. The Fund also may incur expenses in the connection with the exercise of its rights under a repurchase agreement and may be subject to various delays and risks of loss.

Restricted Securities Risk.  The Fund may purchase illiquid securities and restricted securities, which are not readily marketable and are not registered under the 1933 Act, but which can be sold to qualified institutional buyers under Rule 144A under the 1933 Act. Restricted securities may be less liquid than other investments because, at times, such securities cannot be readily sold in broad public markets and the Fund might be unable to dispose of such securities promptly or at reasonable prices. A restricted security that was liquid at the time of purchase may subsequently become illiquid.

RIC Qualification Risk.  To qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code (“Code”), the Fund must meet certain income source, asset diversification and annual distribution requirements. The Fund’s MLP investments may make it more difficult for the Fund to meet these requirements. The asset diversification requirements include a requirement that, at the end of each quarter of each taxable year, not more than 25% of the value of our total assets is invested in the securities (including debt securities) of one or more qualified publicly traded partnerships. The Fund anticipates that the MLPs in which it invests will be qualified publicly traded partnerships. If the Fund’s MLP investments exceed this 25% limitation, which could occur if the Fund’s investment in an MLP affiliate were recharacterized as an investment in an MLP, then the Fund would not satisfy the diversification requirements and could fail to qualify as a RIC. If, in any year, the Fund fails to qualify as a RIC for any reason, the Fund would be taxed as an ordinary corporation and would become (or remain) subject to corporate income tax. The resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of our distributions.

Securities Lending Risk.  Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. Additionally, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions. If a borrower is unable to return the loaned securities, the Fund may lose the benefit of a continuing investment in the unreturned securities and the loan could be treated as a taxable transaction for federal income tax purposes.

U.S. Government Securities Risk.  Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Past Performance:

Performance information is not included because the Fund has not completed a full calendar year of operations.

Investment Advisor: SteelPath Fund Advisors, LLC

Portfolio Managers:

Gabriel Hammond, Founder and Manager of the Advisor since its formation in 2009. Mr. Hammond has been a portfolio manager of the Fund since its inception in 2011.

Stuart Cartner, Member of the Advisor since its formation in 2009. Mr. Cartner has been a portfolio manager of the Fund since its inception in 2011.

Brian Watson, Member of the Advisor since its formation 2009. Mr. Watson has been a portfolio manager of the Fund since its inception in 2011.

* * *

For important information about purchasing and selling Fund Shares, tax information and financial intermediary compensation, please turn to “Other Important Information” on page 46 of this Prospectus.

Other Important Information

The following important information about purchasing and selling Fund Shares, tax information and financial intermediary compensation applies to each Fund, unless otherwise noted

Purchase and Sale of Fund Shares:

To open an account, your first investment must be at least $3,000. Subsequent investments in a Fund may be made in any amount of $100 or more. In special circumstances, these minimums may be waived or modified at the Fund’s discretion. Call your broker/dealer, investment professional or financial institution to determine whether they impose any additional limitations.

You may purchase or sell (redeem) shares of a Fund on any day the NYSE is open for business. You may purchase or redeem shares directly from the Funds by calling 888-614-6614 (toll free) or by writing to the Funds, indicating your name, the Fund name, your account number and the dollar amount of shares that you wish to purchase or redeem, at SteelPath MLP Funds Trust, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, WI 53233-2175 (regular mail) or SteelPath MLP Funds Trust, c/o UMB Fund Services, Inc., 803 West Michigan Street, Milwaukee, WI 53233 (express/overnight mail). You also may purchase or redeem shares online at www.steelpath.com or through your financial intermediary.

Tax Information:

Each Fund intends to make distributions that will generally be taxable to you for federal and possibly state and local tax purposes as dividend income to the extent of your allocable share of such Fund’s current or accumulated earnings and profits, or, in the case of capital gain distributions from the Infrastructure Debt Fund, as capital gains, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediaries website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND
RELATED RISKS OF THE STEELPATH FUNDS

General

To help you better understand the Funds, this section provides a detailed discussion of each Fund’s principal investment strategies and risks and the MLPs and other instruments in which the Funds invest. This Prospectus does not describe all of a Fund’s investment practices. For additional information, please see the Funds’ statement of additional information, which is available at www.steelpath.com, by telephone at 888-614-6614 or by U.S. mail to UMB Distribution Services, LLC, 803 West Michigan Street, Milwaukee, Wisconsin 53233.

Each Fund is a unique investment product that provides investors with access to energy infrastructure MLPs, while issuing a single Form 1099 to its shareholders (thereby eliminating federal and state Schedule K-1 and UBTI filings) and providing investors with portfolio transparency, liquidity and daily NAV.

Investment Objective

Each Fund’s investment objective is non-fundamental, which means that it can be changed by the Board without shareholder approval. A Fund would provide shareholders with advance notice of a change in its investment objective.

Investment Policies

The Select 40 Fund, Alpha Fund and Income Fund each has a policy of investing, under normal circumstances, at least 90% of its net assets in securities consistent with its name. The Alpha Plus Fund and the Debt Fund each has a policy of investing, under normal circumstances, at least 80% of its assets in securities that are consistent with its name. If a Fund changes its policy, shareholders will be provided at least 60 days advance notice of the change and this Prospectus will be supplemented.

Principal Investment Strategies of the Funds

Select 40 Fund

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 90% of its net assets in the equity securities of a minimum of forty MLPs. The MLP securities in which the Fund invests are common units representing limited partnership interests of energy infrastructure MLPs. The Fund invests in MLPs that primarily derive their revenue from energy infrastructure assets and energy related assets or activities, including Midstream MLPs, Upstream MLPs, Downstream MLPs, and Other Energy MLPs. The Fund may invest in MLPs of all market capitalization ranges. The Fund also may invest in securities issued by open- and closed-end investment companies, including money market funds, and the retail shares of actively managed and index ETFs, as well as cash and cash equivalents.

As a non-principal investment strategy, the Fund may invest the instruments listed in the table on page 53. The Fund may purchase or sell derivatives, including swap agreements, structured notes, forward contracts, futures contracts and options, for hedging purposes or to collateralize cash. The Fund will not use derivatives for investment purposes.

The Advisor manages the Fund to achieve investment returns that match or outperform the S&P 500 Index over the long term by utilizing a disciplined investment process which focuses on risk-reduction and provides a considerable current income component. In managing the Fund’s investment portfolio, the Advisor seeks to avoid riskier MLPs. The Advisor selects the MLPs in which the Fund invests and their weightings in the Fund’s portfolio by focusing on the business risk profiles of the underlying assets owned by the MLPs, and considering other factors such as liquidity. The Advisor believes its investment process and strategy provide a compelling balance of risk/reward for shareholders.

The Advisor’s securities selection process includes a comparison of quantitative and qualitative value factors that are developed through its proprietary analysis and valuation models. To determine whether an investment meets its criteria, the Advisor generally will look for MLPs that invest in companies which have, among other characteristics, sound business fundamentals, a strong record of cash flow growth, a solid business strategy and a respected management team. The Advisor will sell investments if it determines that any of these characteristics have changed materially from its initial analysis, or that quantitative or qualitative value factors indicate that an investment is no longer earning a return commensurate with its risk.

Alpha Fund

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 90% of its net assets in the equity securities of MLPs. The MLP securities in which the Fund invests are common units representing limited partnership interests of energy infrastructure MLPs. The Fund principally invests in a concentrated portfolio of approximately twenty Midstream MLPs. The Fund may invest in MLPs of all market capitalization ranges. The Fund also may invest in securities issued by open- and closed-end investment companies, including money market funds, and the retail shares of actively managed and index ETFs, as well as cash and cash equivalents. The Fund is non-diversified, which means that it may invest in a limited number of issuers.

As a principal investment strategy, the Fund typically invests in Midstream MLPs. However, as a non-principal investment strategy, the Fund also may invest in MLPs that primarily derive their revenue from other energy infrastructure assets and energy related assets or activities including: (1) the acquisition, exploitation and development of crude oil, natural gas and natural gas liquids; (2) the processing, treatment and refining of natural gas liquids and crude oil; and (3) owning, managing, and transporting alternative energy infrastructure assets, including alternative fuels such as ethanol, hydrogen and biodiesel. As a non-principal investment strategy, the Fund also may invest the instruments listed in the table on page 53. The Fund may purchase or sell derivatives, including swap agreements, structured notes, forward contracts, futures contracts and options, for hedging purposes or to collateralize cash. The Fund will not use derivatives for investment purposes.

The Advisor relies on its disciplined investment process in determining security selection and weightings. The Advisor’s investment process incorporates a detailed fundamental analysis of the underlying businesses owned and operated by potential MLP portfolio companies. Through this process, the Advisor seeks to invest in energy infrastructure MLPs that provide the greatest potential for capital appreciation but whose underlying business risks offer an attractive risk/reward balance for shareholders. By focusing on those Midstream MLPs with the greatest potential for significant upward revaluation, the Advisor manages the Fund to achieve investment returns that significantly outperform the total returns of the broader market.

The Advisor’s securities selection process includes a comparison of quantitative and qualitative value factors that are developed through its proprietary analysis and valuation models. To determine whether an investment meets its criteria, the Advisor generally will look for MLPs that invest in companies which have, among other characteristics, sound business fundamentals, a strong record of cash flow growth, a solid business strategy and a respected management team. The Advisor will sell investments if it determines that any of the mentioned characteristics have changed materially from its initial analysis, or that quantitative or qualitative value factors indicate that an investment is no longer earning a return commensurate with its risk.

Income Fund

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 90% of its net assets in the equity securities of MLPs. The MLP securities in which the Fund invests are common units representing limited partnership interests of energy infrastructure MLPs. The Fund principally invests in larger, more liquid energy MLPs that derive the majority of their revenue from energy infrastructure assets and energy related assets or activities, including Midstream MLPs, Upstream MLPs, Downstream MLPs, and Other Energy MLPs. While the Fund principally invests in larger, more liquid MLPs, it may invest in MLPs of all market capitalization ranges. The Fund also may invest in securities issued by open- and closed-end investment companies, including money market funds, and the retail shares of actively managed and index ETFs, as well as cash and cash equivalents. The Fund is non-diversified, which means that it may invest in a limited number of issuers.

As a non-principal investment strategy, the Fund may invest the instruments listed in the table on page 53. The Fund may purchase or sell derivatives, including swap agreements, structured notes, forward contracts, futures contracts and options, for hedging purposes or to collateralize cash. The Fund will not use derivatives for investment purposes.

The Advisor manages the Fund to achieve a high level of inflation protected current income and modest capital appreciation over the long-term. In managing the Fund’s investment portfolio, the Advisor focuses on larger, more liquid energy MLPs in order to maximize the stability and safety of cash distributions. By focusing on larger, more liquid energy MLPs, the Fund seeks to provide a high level of stable current income for shareholders.

The Advisor’s securities selection process incorporates a detailed fundamental analysis of the underlying businesses owned and operated by potential portfolio MLPs. Through this process, the Advisor seeks to invest in companies that are expected to provide the greatest assurance of distribution continuity and security but that also offer an attractive risk/reward balance for shareholders. The Advisor will sell investments if it determines that any of the mentioned characteristics have changed materially from its initial analysis, or that quantitative or qualitative value factors indicate that an investment is no longer earning a return commensurate with its risk.

Alpha Plus Fund

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of MLPs. The MLP securities that the Fund invests in are common units representing limited partnership interests of “Midstream MLPs. The Fund may invest in Midstream MLPs of all market capitalization ranges. In addition, the Fund may invest in securities issued by open- and closed-end investment companies, the retail shares of actively managed and index ETFs, U.S. government securities, short-term fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash and/or other cash equivalents with maturities of one year or less and ETNs as investments, or to provide asset coverage for its borrowings. The Fund is non-diversified, which means that it may invest in a limited number of issuers.

The Fund intends to obtain leverage to seek investment returns that outperform the returns of the broader market and provide distributions to shareholders. The Fund intends to obtain leverage through borrowings. The Fund’s borrowings, which generally will be in the form of loans from banks, may be on a secured or unsecured basis and at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows the Fund to borrow for such purposes an amount equal to as much as 33 1/3% of the value of its total assets, although the Fund currently anticipates that its borrowings generally will average approximately 20% of the value of its total assets. The Fund’s ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. There may be times when the Fund may opt not to seek leverage or engage in borrowings.

The Fund will borrow only if the value of the Fund’s assets, including borrowings, is equal to at least 300% of all borrowings, including the proposed borrowing. If at any time the Fund should fail to meet this 300% coverage requirement, within 3 days (not including Sundays or holidays), the Fund will seek to reduce its borrowings to the requirement. To do so, or to meet maturing bank loans, the Fund may be required to dispose of portfolio securities when such disposition might not otherwise be desirable. Interest on money borrowed is an expense of the Fund. The Fund also may lend its securities to brokers, dealers and other financial institutions.

As a principal investment strategy, the Fund typically invests in Midstream MLPs. However, as a non-principal investment strategy, the Fund also may invest in MLPs that primarily derive their revenue from other energy infrastructure assets and energy related assets or activities including: (1) the acquisition, exploitation and development of crude oil, natural gas and natural gas liquids; (2) the processing, treatment and refining of natural gas liquids and crude oil; and (3) owning, managing, and transporting alternative energy infrastructure assets, including alternative fuels such as ethanol, hydrogen and biodiesel.

As a non-principal investment strategy, the Fund may invest in the instruments listed on page 53, including debt and equity securities, such as corporate bonds, common stock, preferred stock and convertible securities. The Fund also may invest in reverse repurchase agreements, warrants and other derivatives for hedging purposes, to collateralize cash, obtain exposure to MLPs or obtain leverage. The derivatives that the Fund may purchase and sell include: swap agreements; structured notes; forward contracts; futures contracts; and options on securities and indices.

The Advisor relies on its disciplined investment process in determining investment selection and weightings. This process includes a comparison of quantitative and qualitative value factors that are developed through the Advisor’s proprietary analysis and valuation models. To determine whether an investment meets its criteria, the Advisor generally will perform a detailed fundamental analysis of the underlying businesses owned and operated by potential MLP and energy infrastructure portfolio companies. The Advisor seeks to invest in MLPs which have, among other characteristics, sound business fundamentals, a strong record of cash flow growth, distribution continuity, a solid business strategy, a respected management team and limited commodity price risk. The Advisor will sell investments if it determines that any of the above-mentioned characteristics have changed materially from its initial analysis, or that quantitative or qualitative value factors indicate that an investment is no longer earning a return commensurate with its risk. Through this process, the Advisor seeks to manage the Fund’s portfolio to include MLPs that provide the greatest potential for capital appreciation and current income but whose underlying business risks offer an attractive risk/reward balance for shareholders.

Infrastructure Debt Fund

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the debt securities of MLPs and energy infrastructure industry companies. The Fund will invest in Midstream, Upstream and Downstream MLPs and Other Energy Companies. The Fund may invest in MLPs and energy infrastructure companies of all market capitalization ranges. The Fund may invest up to 25% of its total assets in the debt and equity securities of MLPs and other entities, including certain energy infrastructure companies that are organized as LLCs which are treated in the same manner as MLPs for federal income tax purposes. The Fund is non-diversified, which means that it may invest in a limited number of issuers.

The Fund will invest principally in debt securities issued by MLPs and energy infrastructure companies. The Fund’s debt investments may include high yield debt securities, commonly referred to as “junk bonds,” that are rated BB or lower by Standard & Poor’s Ratings Services (“S&P”) and/or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or the equivalent by another ratings agency, or, if unrated at the time of purchase, are deemed to be below investment grade by the Advisor. The Fund’s debt investments also may include ETNs. In addition, the Fund also may invest in U.S. government securities and short-term debt securities, including money market instruments, overnight and fixed-term repurchase agreements and cash and/or other cash equivalents with maturities of one year or less.

The Fund may invest in the common units of MLPs, and the common stock, preferred stock, warrants and convertible securities of energy infrastructure companies. The Fund also may invest in securities issued by open- and closed-end other investment companies and the retail shares of actively managed and index ETFs, make private equity and debt investments and invest in Rule 144A Securities, PIPEs, pay-in-kind securities and bonds that are in default. In addition, the Fund may invest in the secured debt and equity of private joint ventures with little or no operating history formed to build energy-related projects, called “greenfield projects.” The Fund’s investments in greenfield projects may distribute income or be structured as pay-in-kind securities.

The Fund may invest up to 25% of its total assets in the debt and equity securities of MLPs and other entities, including certain energy infrastructure companies that are organized as LLCs, which are treated in the same manner as MLPs for federal income tax purposes. The Fund also may invest in the debt and equity securities of MLP affiliates and companies owning MLP general partnership interests that are energy infrastructure companies. The Fund may invest in MLP I-Shares, which represent an indirect ownership interest in MLP common units.

The Fund may obtain leverage through borrowings in seeking a high level of income and investment returns, although the Fund currently does not intend to do so. The Fund’s borrowings, which would be in the form of loans from banks, may be on a secured or unsecured basis and at fixed or variable rates of interest. The Fund’s ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This would allow the Fund to borrow for such purposes an amount equal to as much as 33 1/3% of the value of its total assets. The Fund will borrow only if the value of the Fund’s assets, including borrowings, is equal to at least 300% of all borrowings, including the proposed borrowing. If at any time the Fund should fail to meet this 300% coverage requirement, within three business days (not including Sundays and holidays), the Fund will seek to reduce its borrowings to the requirement. To do so, or to meet maturing bank loans, the Fund may be required to dispose of portfolio securities when such disposition might not otherwise be desirable. Interest on money borrowed is an expense of the Fund. The Fund also may lend the securities in its portfolio to brokers, dealers and other financial institutions.

As a non-principal investment strategy, the Fund may invest in reverse repurchase agreements, warrants and other derivatives for hedging purposes, to collateralize cash, obtain exposure to MLPs or to obtain leverage. The derivatives that the Fund may purchase and sell include: swap agreements; structured notes; forward contracts; futures contracts; and options on securities and indices.

The Advisor seeks income and capital appreciation through investments in MLPs and energy infrastructure companies owning and operating assets that generate revenues based on the volume of natural gas, natural gas liquids, crude oil, refined products or coal handled or transported and greenfield projects that are integrated with a company’s existing energy infrastructure assets. The Advisor relies on its disciplined investment process in determining investment selection and weightings. This process includes a comparison of quantitative and qualitative value factors that are developed through the Advisor’s proprietary analysis and valuation models. To determine whether an investment meets its criteria, the Advisor generally will perform a detailed fundamental analysis of the underlying businesses owned and operated by potential MLP and energy infrastructure portfolio companies. The Advisor seeks to invest in MLPs and energy infrastructure companies which have, among other characteristics, sound business fundamentals, a strong record of cash flow growth, distribution continuity, a solid business strategy, a respected management team and limited commodity price risk. The Advisor will sell investments if it determines that any of the above-mentioned characteristics have changed materially from its initial analysis, or that quantitative or qualitative value factors indicate that an investment is no longer earning a return commensurate with its risk. Through this process, the Advisor seeks to manage the Fund’s portfolio to include MLPs and energy infrastructure companies that provide the greatest potential for current income and capital appreciation but whose underlying business risks offer an attractive risk/reward balance for shareholders.

Financial Exposure

If a Fund will be financially exposed to another party due to investments in derivatives, if required, the Fund will maintain either: (1) offsetting positions; or (2) cash, receivables and liquid debt or equity securities equal to the value of the positions less any proceeds and/or margin on deposit, if applicable. A Fund will comply with SEC guidelines with respect to coverage of derivatives strategies and, if the guidelines require, it will set aside on its books and records cash, liquid securities and other permissible assets in a segregated account in the prescribed amount. The asset’s value, which is marked to market daily, will be at least equal to a Fund’s commitment under these transactions less any proceeds or margin on deposit, if applicable.

Advisor’s Due Diligence Process

The Advisor will conduct diligence on prospective portfolio MLPs and energy infrastructure companies consistent with the past practices and experience of its senior professionals. In conducting due diligence, the Advisor’s senior professionals will use information furnished by prospective portfolio MLPs and energy infrastructure companies, available public information and information obtained from the Advisor’s extensive relationships with former and current management teams, vendors/suppliers to prospective portfolio companies, consultants, competitors and investment bankers.

Temporary Defensive Positions

In anticipation of or in response to adverse market, political or other conditions or large cash inflows or redemptions, each Fund may implement strategies to place the portfolio in defensive posture for a period of time (“temporary defensive period”) until, in the Advisor’s assessment, such condition has abated. During a temporary defensive period, the Select 40 Fund, Alpha Fund, Income Fund, Alpha Plus Fund and Infrastructure Debt Fund each may invest up to 100% of its net assets in cash and cash equivalents. In addition, the Alpha Plus Fund and the Infrastructure Debt Fund may, without limitation, hold U.S. government securities, short-term fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements with maturities of one year or less. During temporary defensive periods, the Advisor also may use various strategic transactions to hedge a Fund’s portfolio and mitigate risks with respect to specific MLP investments in a Fund’s portfolio, including derivative contracts, such as the purchase and sale of exchange-listed and over-the-counter put and call options on securities and indices, and other instruments, including ETFs and ETNs (Alpha Plus Fund and Infrastructure Debt fund only).

A Fund may not achieve its investment objective during a temporary defensive period or be able to sustain its then historical distribution levels. Also higher levels of portfolio turnover may accompany such periods and may result in a Fund’s recognition of gains that will be taxable as ordinary income and may increase the Fund’s current and accumulated earnings and profits, which will result in a greater portion of distributions to Fund shareholders being treated as dividends.

Additional Information About MLPs

MLPs are publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the MLPs that the Advisor follows, approximately two-thirds trade on the NYSE and the rest trade on Amex or NASDAQ. MLPs’ disclosures are regulated by the SEC and MLPs must file Form 10-Ks, Form 10-Qs, and notices of material changes like any publicly traded corporation. MLPs also must comply with certain requirements applicable to public companies under the Sarbanes Oxley Act of 2002.

To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the of the Internal Revenue Code of 1986 (“Code”). These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

Additional Information about Investments

In pursuing its investment objectives, a Fund may invest in the instruments described below. The table below indicates instruments that a Fund may invest in as part of its principal (P) or non-principal (N) investment strategies. In the table below, the absence of a (P) or an (N) indicates that the Fund may not invest in the relevant instrument.

Investment	Select 40 Fund	Alpha Fund	Income Fund	Alpha Plus Fund	Infrastructure Debt Fund
Cash and Cash Equivalents	P (other than debt)	P (other than debt)	P (other than debt)	P	P
Derivatives	N	N	N	N	N
Forward Contracts	N	N	N	N	N
Futures Contracts	N	N	N	N	N
Options	N	N	N	N	N
Structured Notes	N	N	N	N	N
Swap Agreements	N	N	N	N	N
Equity Securities	N	N	N	N	P
Common Stock	N	N	N	N	P
Convertible Securities	N	N	N	N	P
Preferred Stock	N	N	N	N	P
ETNs				P	P
Fixed Income Securities				P (short-term)	P
Greenfield Projects	N (equity only)	N (equity only)	N (equity only)	N	P
High Yield Debt Securities				N	P
Investment Companies and ETFs	P	P	P	P	P
LLC Common Units	N	N	N	N	P
MLP Affiliates	N (equity only)	N (equity only)	N (equity only)	N	P
MLPs	P	P	P	P	P
MLP Common Units	P	P	P	P	P
MLP Debt Securities				N	P
Pay-in-Kind (PIK) Securities	N	N	N	N	P
Private Equity and Debt Investments	N	N	N	N	P
Private Investments in Public Equity (PIPEs)	N	N	N	N	P
Repurchase Agreements (Short-term)				P	P
Restricted Securities	N	N	N	N	P
Reverse Repurchase Agreements				N	N
U.S. Government Securities				P	P
Warrants	N (equity only)	N (equity only)	N (equity only)	N	P

Cash and Cash Equivalents.  Cash and cash equivalents include certificates of deposit, bearer deposit notes, bankers’ acceptances and, for the Alpha Plus Fund and the Infrastructure Debt Fund, commercial paper.

Derivatives.  A Fund may invest in derivatives, including futures contracts, forward contracts, options, swaps, and structured notes.

•	Forward Contracts. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of securities, or the cash value of the securities or the securities index, at an agreed upon date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.
•	Futures Contracts. A futures contact is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid.
•	Options. An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or basket of securities. Options on indices give the purchaser the right to receive an amount of cash upon the exercise of the option, provided that the closing level of the index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.
•	Structured Notes. Structured notes are specially-designed derivative debt instruments. The terms of the instrument may be determined or “structured” by the purchaser and the issuer of the note. Payments of principal or interest on these notes may be linked to the value of an index (such as a currency or securities index), one or more securities, a commodity or the financial performance of one or more borrowers. The value of these notes will normally rise or fall in response to the changes in the performance of the underlying security, index, currency, commodity or borrower. A Fund may invest in exchange-traded or privately-issued structured notes. If a Fund invests in privately-issued structured notes, the Fund will evaluate the creditworthiness of the issuer.
•	Swap Agreements. Under a swap agreement, a Fund generally will pay the other party to the agreement (“swap counterparty”) fees plus an amount equal to any negative total returns from the underlying MLPs in exchange for which the swap counterparty will pay a Fund an amount equal to any positive total returns from the underlying MLPs plus any distributions received on those MLPs.

Equity Securities:  A Fund may invest in equity securities, including common stock, preferred stock, convertible securities and warrants.

•	Common Stock. Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks bellow preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. Common stock may be exchange-traded or over-the-counter. Over the counter stock may be less liquid than exchange-traded stock.
•	Convertible Securities. Convertible securities are generally preferred stocks and other securities, including bonds and warrants, that are convertible into or exercisable for common stock at a stated price or rate. Convertible debt securities may offer greater appreciation potential than non-convertible debt securities. Convertible securities are senior to common stock in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While typically providing a fixed-income stream, a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.
•	Preferred Stock. Preferred stock blends the characteristics of a bond and common equity. It can offer the higher yield of a bond and has priority over common stock or common units in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock and common units in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved.

ETNs.  ETNs are senior, unsecured, unsubordinated debt securities that typically are issued by a financial institution. The returns of an ETN are linked to the performance of a particular market benchmark index or strategy minus applicable fees. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours.

Fixed Income Securities.  Fixed income securities include bonds, debentures, commercial paper and secured and unsecured debt securities issued by businesses to finance their operations. A bond is an interest-bearing security. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) on a specified date. An issuer may have the right to redeem or “call” a bond before maturity, and the investor may have to reinvest the proceeds at lower market rates. A bond’s annual interest income, set by its coupon rate, is usually fixed for the life of the bond. Its yield (income as a percent of current price) will fluctuate to reflect changes in interest rate levels. A bond’s price usually rises when interest rates fall and vice versa, so its yield stays consistent with current market conditions. High yield bond prices are less directly responsive to interest rate changes than investment-grade issues and may not always follow this pattern. Commercial paper has the shortest term of most debt instruments and is usually unsecured. Fixed income securities also include short-term debt instruments, such as money market instruments, with maturities of one year or less.

Greenfield Projects.  Greenfield projects are energy-related projects built by private joint ventures formed by energy infrastructure companies. Greenfield projects may include the creation of a new pipeline, processing plant or storage facility or other energy infrastructure asset that is integrated with the company’s existing assets. A Fund’s investments in greenfield projects may distribute income. However, a Fund’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until construction is completed, at which time interest payments or dividends would be paid in cash. The Advisor believes that this niche leverages the organizational and operating expertise of large, publicly traded companies and provides the Fund with the opportunity to earn higher returns.

High Yield Debt Securities.  High yield debt securities are commonly known as “junk bonds.” Junk bonds are debt securities that are rated BB or lower by S&P and/or Ba or lower by Moody’s or the equivalent by another ratings agency, or, if unrated at the time of purchase, are deemed to be of comparable quality by the Advisor. A Fund also may invest in bonds that are in default. The price and yield of junk bonds can be expected to fluctuate more than the price and yield of higher-quality bonds. Because of their below investment grade credit rating, or default status, junk bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Successful investment in low-quality bonds involves greater investment risk and is highly dependent on the Advisor’s credit analysis.

Investment Companies and ETFs.  A Fund may invest in shares of other investment companies, including open-end funds, such as ETFs and money market mutual funds, closed-end funds, business development companies, unit investment trusts to the extent permitted by applicable law. ETFs trade like common stock and usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.

Limited Liability Company Common Units.  Some energy infrastructure companies in which a Fund may invest have been organized as LLCs. These LLCs are treated in the same manner as MLPs for federal income tax purposes. Consistent with its investment objective and policies, a Fund may invest in common units or other securities of such LLCs. LLC common units represent an equity ownership interest in an LLC, entitling the holders to a share of the LLC’s success through distributions and/or capital appreciation. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings.

MLP Affiliates.  A Fund may invest in the debt and equity securities issued of MLP affiliates and companies that own MLP general partner interests that are energy infrastructure companies. A Fund may invest in MLP I-Shares, which represent an indirect ownership interest in MLP common units. MLP I-Shares differ from MLP common units primarily in that, instead of receiving cash distributions, holders of MLP I-Shares receive distributions in the form of additional I-Shares. Issuers of MLP I-Shares are treated as corporations and not partnerships for tax purposes. As a result, MLP I-Shares are not subject to the Infrastructure Debt Fund’s 25% limitation on investments in MLPs. MLP affiliates also include publicly traded limited liability companies that own, directly or indirectly, general partner interests of MLPs.

MLPs.  A Fund may invest in Midstream, Upstream or Downstream MLPs.

•	MLP Common Units. MLP common units represent an equity ownership interest in a partnership and provide limited voting rights. The common units of MLPs are listed and traded on U.S. securities exchanges, including the NYSE and the NASDAQ. MLP common unit holders have a limited role in the partnership’s operations and management.
•	MLP Debt Securities. MLP debt securities, including bonds and debentures, have characteristics similar to the fixed income securities of other issuers.

Pay-in-Kind (PIK) Securities.  Pay-in-kind securities are securities that pay interest through the issuance of additional debt or equity securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Pay-in-kind securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

Private Equity and Debt Investments.  A Fund’s private equity and debt investments generally will include traditional private equity control positions and minority investments in MLPs and energy infrastructure companies.

Private Investments in Public Equity (PIPEs).  PIPEs are equity securities issued in a private placement by companies that have outstanding, publicly traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed.

Repurchase Agreements.  A repurchase agreement is a fixed-income security in the form of an agreement between a Fund as purchaser and an approved counterparty as seller. Under the agreement, a Fund acquires securities from the seller and the seller simultaneously commits to repurchase the securities at an agreed- upon price and date, normally within a week. The price for the seller to repurchase the securities is greater than the Fund’s purchase price, reflecting an agreed-upon “interest rate” that is effective for the period of time the purchaser’s money is invested in the security. During the term of the repurchase agreement, the Fund monitors on a daily basis the market value of the collateral subject to the agreement and, if the market value of the securities falls below the seller’s repurchase amount provided under the repurchase agreement, the seller is required to transfer additional securities or cash collateral equal to the amount by which the market value of the securities falls below the purchase amount. Because a repurchase agreement permits the Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Fund to earn income while retaining “overnight” flexibility in pursuit of longer-term investments.

Restricted Securities.  A Fund may invest in Rule 144A Securities, which are restricted securities that are not registered under the 1933 Act and only can be offered to and sold by “qualified institutional buyers”. Rule 144A Securities may be illiquid or less liquid than other investments because, at times, such securities cannot be readily sold in broad public markets and a Fund might be unable to dispose of such securities promptly or at reasonable prices. A Rule 144A Security that was liquid at the time of purchase may subsequently become illiquid.

Reverse Repurchase Agreements.  A reverse repurchase agreement involves the temporary transfer by a Fund of a portfolio instrument, such as an MLP security, to another party, such as a bank or broker-dealer, in return for cash. At the same time, a Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment.

U.S. Government Securities.  U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the United States (such as mortgage-backed securities and certificates of the Government National Mortgage Association (“GNMA”), and securities of the Small Business Administration); or by the right of the issuer to borrow from the U.S. Treasury, the discretionary authority of the U.S. Treasury to lend to the issuer or the U.S. Treasury’s commitment to support the issuer’s net worth through preferred stock purchases (such as the securities issued by Fannie Mae (or “FNMA,” formerly the Federal National Mortgage Association) or Freddie Mac (or “FHLMC,” formerly the Federal Home Loan Mortgage Corporation)).

Warrants.  Warrants are securities that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying security more attractive.

Risks of Investing in the Funds

The principal (P) and non-principal (N) risks of investing in the Funds are discussed below. The absence of a (P) or an (N) indicates that the risk does not apply to that Fund. The value of a Fund’s investments may increase or decrease, sometimes dramatically, which will cause the value of the Fund’s shares to increase or decrease. As a result, you may lose money on your investment in a Fund, and there can be no assurance that a Fund will achieve its investment objective. A Fund is not a complete investment program.

Risk	Select 40 Fund	Alpha Fund	Income Fund	Alpha Plus Fund	Infrastructure Debt Fund
Borrowing Risk				P	P
Concentration Risk	P	P	P	P	P
Counterparty Risk	N	N	N	N	N
Deferred Tax Risk	P	P	P	P
Derivatives Risk	N	N	N	N	N
Future Contracts	N	N	N	N	N
Forward Contracts	N	N	N	N	N
Options	N	N	N	N	N
Structured Notes	N	N	N	N	N
Swaps	N	N	N	N	N
Equity Securities Risk	N	N	N	N	P
Common Stock Risk	N	N	N	N	P
Convertible Securities Risk	N	N	N	N	P
Preferred Stock Risk	N	N	N	N	P
Equity Securities of MLPs Risk	P	P	P	P	P
ETNs Risk				P	P
Fixed-Income Securities Risk (including MLPs)				P (short-term)	P
Credit Risk				P	P
Duration Risk				P	P
Interest Rate Risk				P	P
Greenfield Projects Risk	N (equity only)	N (equity only)	N (equity only)	N	P
High Yield Securities Risk				N	P
Industry Specific Risk	P	P	P	P	P
Investment Companies and ETFs Risk	P	P	P	P	P
Issuer Risk	P	P	P	P	P
Leverage Risk				P	P
Liquidity Risk	P	P	P	P	P
Market Risk	P	P	P	P	P
MLP Affiliates Risk	N (equity only)	N (equity only)	N (equity only)	N	P
MLP Risk	P	P	P	P	P
MLP Tax Risk	P	P	P	P	P
Non-Diversification Risk		P	P	P	P
Pay-in-Kind (PIK) Securities Risk	N (equity only)	N (equity only)	N (equity only)	N	P
Private Equity and Debt Risk	N (equity only)	N (equity only)	N (equity only)	N	P
Private Investments in Public Equity (PIPEs) Risk	N	N	N	N	P
Regulatory Risk	P	P	P	P	P

Risk	Select 40 Fund	Alpha Fund	Income Fund	Alpha Plus Fund	Infrastructure Debt Fund
Reliance on the Advisor Risk	P	P	P	P	P
Repurchase Agreement Risk				P	P
Restricted Securities Risk	N	N	N	N	P
Reverse Repurchase Agreement Risk				N	N
RIC Qualification Risk					P
Securities Lending Risk				P	P
U.S. Government Securities Risk				P	P
Warrants Risk				N	P

Borrowing Risk.  The successful use of a borrowing strategy to obtain leverage depends on the Advisor’s ability to predict correctly interest rates and market movements. There is no assurance that a borrowing strategy will be successful. A Fund’s ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. Upon the expiration of the term of a credit arrangement, the lender may not be willing to extend further credit to a Fund or may only be willing to do so at an increased cost to the Fund. If the Fund is not able to extend its credit arrangement, it may be required to liquidate holdings to repay amounts borrowed from the lender. As prescribed by applicable law, a Fund will be required to maintain a specified level of asset coverage with respect to any bank borrowing immediately following any such borrowing. A Fund may be required to dispose of investments on unfavorable terms if market fluctuations or other factors reduce the existing asset coverage to less than the prescribed amount. A Fund also may be required to maintain asset coverage levels that are more restrictive than the provisions of the 1940 Act in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. In addition, the rights of the lender to receive payments of interest and repayments of principal of any borrowings made by a Fund under a credit facility are senior to the rights of holders of shares, with respect to the payment of dividends or upon liquidation. In the event of a default under a credit arrangement, the lenders may have the right to cause a liquidation of the collateral (i.e., sell Fund assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Borrowings also involve an additional expense to the Fund.

Concentration Risk.  Under normal circumstances, the Select 40 Fund, Alpha Fund and Income Fund concentrate their investments in MLPs and the energy infrastructure industry. The Alpha Plus Fund and Infrastructure Debt Fund concentrate their investments in the group of industries that comprise the energy sector. A Fund that invests primarily in a particular sector could experience greater volatility than funds investing in a broader range of industries.

Counterparty Risk.  A Fund may invest in derivatives involving counterparties for the purpose of attempting to gain exposure to a particular group of securities or asset class without actually purchasing those securities or investments. A Fund will not enter into any agreement involving a counterparty unless the Advisor believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a derivative instrument in the event of the default or bankruptcy of a counterparty. In addition, a Fund may enter into derivative instruments with a limited number of counterparties, which may increase a Fund’s exposure to counterparty credit risk. A Fund does not specifically limit its counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with a Fund, which could prevent the Fund from executing a particular investment strategy.

Deferred Tax Risk.  The Select 40, Alpha, Income and Alpha Plus Funds are treated as regular corporations, or “C” corporations for U.S. federal income tax purposes. As a result, those Funds will incur tax expenses. In calculating each such Fund’s daily net asset value in accordance with generally accepted accounting principles, it will account for its deferred tax liability and/or asset balances. A Fund will accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. A Fund’s current and deferred tax liability, if any, will depend upon the Fund’s net investment gains and losses and realized and unrealized gains and losses on investments and therefore could vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Any deferred tax liability balance will reduce a Fund’s NAV. Upon a Fund’s sale of a portfolio security, the Fund will be liable for previously deferred taxes. If a Fund is required to sell portfolio securities to meet redemption requests, the Fund may recognize gains for U.S. federal, state and local income tax purposes, which would result in corporate income taxes imposed on the Fund.

As regular or “C” corporations, the Funds, other than the Infrastructure Debt Fund, will accrue a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase a Fund’s NAV. To the extent a Fund has a deferred tax asset balance, the Fund will assess whether a valuation allowance, which would offset the value of some or all of the Fund’s deferred tax asset balance, is required, considering all positive and negative evidence related to the realization of the Fund’s deferred tax asset. Each Fund will assess whether a valuation allowance is required to offset some or all of any deferred tax asset balance in connection with the calculation of the Fund’s NAV per share each day; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund’s daily NAV, the application of such final valuation allowance could have a material impact on the Fund’s NAV.

The following example illustrates two hypothetical trading days of a Fund and the tax effect upon the daily NAV compared to the individual securities. The examples assume a 37.5% deferred tax calculation (maximum corporate tax rate of 35% in effect for 2012 plus estimated state tax rate of 2.5%, net of federal benefit). They do not reflect the impact, if any, of any valuation allowances on deferred tax assets that management may deem appropriate.

Actual income tax expense, if any, will be incurred over many years, depending upon whether and when investment gains and losses are realized, the then-current basis of a Fund’s assets and other factors. Upon the sale of an MLP security, a Fund will be liable for previously deferred taxes, if any. As a result, a Fund’s actual tax liability could have a material impact on the Fund’s NAV.

A Fund’s deferred tax liability and/or asset balances will be estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. A Fund will rely to some extent on information provided by MLPs in determining the extent to which distributions received from MLPs constitute a return of capital, which information may not be provided to the Fund on a timely basis, in order to estimate the Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. Actual income tax expense, if any, will be incurred over many years, depending on if and when investment gains and losses are realized, the then-current basis of the Fund’s assets and other factors. A Fund’s estimates regarding its deferred tax liability and/or asset balances will be made in good faith; however, the daily estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s NAV may vary dramatically from the Fund’s actual tax liability, and, as a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV. From time to time, a Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available. Modifications of a Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV per share, which may be material.

Derivatives Risk.  A Fund may purchase and sell swap agreements, structured notes, forward contracts, reverse repurchase agreements, futures contracts, options on securities, indices and futures contracts, which may be considered aggressive. Like all investments, investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. In addition, such instruments may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying MLP or other instrument or index which will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. The use of derivatives may expose the Fund to additional risks that they would not be subject to if it invested directly in the MLPs, instruments or indices underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Certain of the different risks to which a Fund might be exposed due to its use of derivatives include the following:

•	Futures Contracts. There may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contract.
•	Forward Contracts. A Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor.
•	Options. There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective. When a Fund writes put options on a future contract, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, a Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.
•	Structured Notes. Structured notes are subject to interest rate risk. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or borrower. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult to value them or sell them at an acceptable price. In some cases, a Fund may enter into agreements with an issuer of structured notes to purchase minimum amounts of those notes over time.
•	Swaps. A swap agreement is a form of derivative instrument, which may involve the use of leverage. A swap agreement can be volatile and may involve significant risks, including counterparty risk, leverage risk, and liquidity risk. Under a swap agreement, a Fund would swap expenses (including financing charges) when investing through swap agreements, and transaction costs when it changes exposures to the securities underlying a swap agreement, including amounts equivalent to brokerage commissions that would be incurred if the Fund were directly trading in the underlying instruments. These fees and charges will reduce investment returns and increase investment losses. Although a Fund will segregate or earmark liquid assets to cover its net obligations under a swap agreement, the amount will be limited to the current value of the Fund’s obligations to the counterparty, and will not prevent the Fund from incurring losses greater than the value of those obligations. As a result, the use of swap agreements could cause the Fund to be more volatile, resulting in larger gains or losses in response to changes in the values of the instruments underlying the swap agreements than if the Fund had made direct investments.

Equity Securities Risk.

•	Common Stock Risk. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.
•	Convertible Securities Risk. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The investment value of a convertible security is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible security is the market value that would be received if the convertible were converted to its underlying common stock. The conversion value will decrease as the price of the underlying common stock decreases. When conversion value is substantially below investment value, the convertible security’s price tends to be influenced more by its yield, so changes in the price of the underlying common stock may not have as much of an impact. Conversely, the convertible security’s price tends to be influenced more by the price of the underlying common stock when conversion value is comparable to or exceeds investment value.
•	Preferred Stock Risk. Interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Preferred stocks are equity securities because they do not constitute a liability of the issuer and therefore do not offer the same degree of protection of capital or continuation of income as debt securities. However, the rights of preferred stock on distribution of a corporation’s assets in the event of its liquidation are generally subordinated to the rights associated with a corporation’s debt securities. Preferred stocks may also be subject to credit risk.

Equity Securities of MLPs Risk.  MLP common units, like other equity securities, can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

ETNs Risk.  ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN; therefore, the value of the index underlying the ETN must increase significantly in order for an investor in an ETN to receive at least the principal amount of the investment at maturity or upon redemption. A Fund’s decision to sell ETN holdings may be limited by the availability of a secondary market.

Fixed Income Securities Risk.  Fixed income securities generally are subject to credit risk, duration risk and interest rate risk.

•	Credit Risk. Credit risk is the risk that the credit strength of an issuer of a debt security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher ranking senior securities may receive amounts otherwise payable to the holders of more junior securities.
•	Duration Risk. Holding long duration and long maturity debt investments will magnify certain risks, including interest rate risk and credit risk.
•	Interest Rate Risk: Typically, the values of debt securities change inversely with prevailing interest rates. Interest rate risk is the risk that the value of debt securities will decline as prevailing interest rates rise, which may cause a Fund’s net asset value to likewise decrease, and vice versa. How specific debt securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are, therefore, more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates.

Greenfield Projects Risk.  Greenfield projects are private joint ventures with limited or no operating history formed to construct energy-related projects. A Fund’s investments in greenfield projects may distribute income or be structured as pay-in-kind securities (see “Pay-in-Kind (PIK) Securities Risk”). An investment in a greenfield project entails substantial risk, including the risk that the project may not materialize due to, among other factors, financing constraints, the absence of a natural energy source, an inability to obtain the necessary governmental permits to build the project, and the failure of the technology necessary to generate the energy. A Fund’s investment could lose its value in the event of a failure of a greenfield project. Greenfield projects also may be illiquid.

High Yield Securities Risk.  Investments in securities rated below investment grade, or “junk bonds,” including bonds in default, generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. These bonds are often thinly traded and can be more difficult to sell and value accurately than high quality bonds. Hence, high yield securities may be less liquid than higher quality investments. A real or perceived economic downturn or higher interest rates could cause a decline in high yield bond prices by lessening the ability of issuers to make principal and interest payments. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market’s psychology. This type of volatility is usually associated more with stocks than bonds, but junk bond investors should be prepared for it.

Industry Specific Risk.  Energy infrastructure companies are subject to risks specific to the industry they serve. Risks inherent in the energy infrastructure business of these types of MLPs include the following:

•	Processing, exploration and production, and coal MLPs may be directly affected by energy commodity prices. The volatility of commodity prices can indirectly affect certain other MLPs due to the impact of prices on the volume of commodities transported, processed, stored or distributed. Pipeline MLPs are not subject to direct commodity price exposure because they do not own the underlying energy commodity, while propane MLPs do own the underlying energy commodity. The Advisor seeks to invest in high quality MLPs that are able to mitigate or manage direct margin exposure to commodity price levels. The MLP sector can be hurt by market perception that MLPs’ performance and distributions are directly tied to commodity prices.

•	The profitability of MLPs, particularly processing and pipeline MLPs, may be materially impacted by the volume of natural gas or other energy commodities available for transporting, processing, storing or distributing. A significant decrease in the production of natural gas, oil, coal or other energy commodities, due to a decline in production from existing facilities, import supply disruption, depressed commodity prices or otherwise, would reduce revenue and operating income of MLPs and, therefore, the ability of MLPs to make distributions to partners.
•	A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely impacted by consumer sentiment with respect to global warming and/or by any state or federal legislation intended to promote the use of alternative energy sources, such as bio-fuels.
•	A portion of any one MLP’s assets may be dedicated to natural gas reserves and other commodities that naturally deplete over time, which could have a materially adverse impact on an MLP’s ability to make distributions if the reserves are not replaced.
•	Some MLPs are dependent on third parties to conduct their exploration and production activities and shortages in crews or drilling rigs can adversely impact such MLPs.
•	MLPs employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some MLPs may be subject to new construction risk, acquisition risk or other risk factors arising from their specific business strategies. A significant slowdown in large energy companies’ disposition of energy infrastructure assets and other merger and acquisition activity in the energy MLP industry could reduce the growth rate of cash flows received by a Fund from MLPs that grow through acquisitions.
•	The profitability of MLPs could be adversely affected by changes in the regulatory environment. Most MLPs’ assets are heavily regulated by federal and state governments in diverse matters, such as the way in which certain MLP assets are constructed, maintained and operated and the prices MLPs may charge for their services. Such regulation can change over time in scope and intensity. For example, a particular byproduct of an MLP process may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure an MLP may face.
•	Extreme weather patterns, such as hurricane Ivan in 2004 and hurricane Katrina in 2005, and environmental hazards, such as the BP oil spill in 2010, could result in significant volatility in the supply of energy and power and could adversely impact the value of the securities in which a Fund invests. This volatility may create fluctuations in commodity prices and earnings of companies in the energy infrastructure industry.
•	A rising interest rate environment could adversely impact the performance of MLPs. Rising interest rates could limit the capital appreciation of equity units of MLPs as a result of the increased availability of alternative investments at competitive yields with MLPs. Rising interest rates also may increase an MLP’s cost of capital. A higher cost of capital could limit growth from acquisition/expansion projects and limit MLP distribution growth rates.
•	Since the September 11, 2001 attacks, the U.S. Government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure, production facilities and transmission and distribution facilities, might be specific targets of terrorist activity. The continued threat of terrorism and related military activity likely will increase volatility for prices in natural gas and oil and could affect the market for products of MLPs.

Investment Companies and ETFs Risks.  Investments in the securities of ETFs and other investment companies, including money market funds, may involve duplication of advisory fees and certain other expenses. By investing in an ETF or another investment company, a Fund becomes a shareholder of that ETF or other investment company. As a result, Fund shareholders indirectly bear a Fund’s proportionate share of the fees and expenses paid by the ETF or other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. As a shareholder, a Fund must rely on the ETF or other investment company to achieve its investment objective. If the ETF or other investment company fails to achieve its investment objective, the value of a Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Furthermore, because the value of ETF shares depends on the demand in the market, the Advisor may not be able to sell a Fund’s ETF holdings at the most optimal time, adversely affecting the Fund’s performance. Finally, despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments a Fund has purchased may reduce the Fund’s yield and can cause the price of a money market security to decrease. A money market fund also is subject to the risk that the value of an investment may be eroded over time by inflation.

Issuer Risk.  The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

Leverage Risk.  Use of leverage involves special risks and is speculative. Leverage exists when a Fund obtains the right to a return on a stipulated capital base that exceeds the amount a Fund has invested and can result in losses that greatly exceed the amount originally invested. Leverage creates the potential for greater gains to shareholders and the risk of magnified losses to shareholders, depending on market conditions and the Fund’s particular exposures. By using swap agreements, a Fund is able to obtain exposures greater than the value of its net assets. Although a Fund manages volatility, losses may be significant. A Fund will segregate or earmark liquid assets to cover its net obligations under a swap agreement or other derivative instrument in an amount equal to the current value of the Fund’s obligations to the counterparty.

Liquidity Risk.  Although common units of MLPs trade on the NYSE, Amex, and NASDAQ, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for a Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Advisor believes it is desirable to do so. A Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely a Fund’s ability to make dividend distributions to you.

Additionally, certain debt and equity securities of MLPs and energy infrastructure companies, greenfield projects, pay-in-kind securities, PIPEs and private equity and debt investments may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain securities experience limited trading volumes, the prices of such securities may display abrupt or erratic movements at times. Hence, it may be more difficult for a Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Additionally, it may be difficult for a Fund to sell an investment in a greenfield project or other private equity or debt investment that issues pay-in-kind securities. As a result, an investment in a greenfield project or other private equity or debt investment may be difficult to dispose of at a fair price at the times when the Advisor believes it is desirable to do so. A Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely a Fund’s ability to make dividend distributions to shareholders. A Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in illiquid investments.

Market Risk.  The securities markets may move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

MLP Affiliates Risk.  A Fund may invest in the debt and equity securities issued of MLP affiliates and companies that own MLP general partner interests that are energy infrastructure companies. A Fund may invest in MLP I-Shares, which represent an indirect ownership interest in MLP common units. MLP I-Shares differ from MLP common units primarily in that, instead of receiving cash distributions, holders of MLP I-Shares receive distributions in the form of additional I-Shares. Issuers of MLP I-Shares are treated as corporations and not partnerships for tax purposes. As a result, MLP I-Shares are not subject to the Infrastructure Debt Fund’s 25% limitation on investments in MLPs. MLP affiliates also include publicly traded limited liability companies that own, directly or indirectly, general partner interests of MLPs.

MLP Risk.  Investments in securities of MLPs involve risks that differ from an investment in common stock and debt.

•	Holders of units of MLPs have more limited control rights and limited rights to vote on matters affecting the MLP as compared to holders of stock of a corporation. For example, unit holders may not elect the general partner or the directors of the general partner and they have limited ability to remove an MLP’s general partner.
•	MLPs are controlled by their general partners, which may be subject to conflicts of interest. General Partners typically have limited fiduciary duties to an MLP, which could allow a general partner to favor its own interests over the MLP’s interests.
•	General partners of MLPs often have limited call rights that may require unit holders to sell their common units at an undesirable time or price.
•	MLPs may issue additional common units without unit holder approval, which would dilute the interests of existing unit holders, including a Fund’s ownership interest.
•	A Fund may derive substantially all or a portion of its cash flow from investments in equity or debt securities of MLPs. The amount of cash that a Fund will have available to pay or distribute to you depends entirely on the ability of the MLPs that the Fund owns to make distributions to its partners and the tax character of those distributions. Neither a Fund nor the Advisor has control over the actions of underlying MLPs. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs’ level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors. If part of a Fund’s investment objective is to generate income, the Fund’s investments may not distribute the expected or anticipated levels of cash, resulting in the risk that the Fund may not be able to meet its stated investment objective.

MLP Tax Risk.

•	A Fund’s ability to meet its investment objective will depend on the level of taxable income, dividends and distributions it receives from the MLPs and other securities of energy infrastructure companies in which it invests. The benefit you are expected to derive from a Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s underlying business mix, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate (currently at a maximum rate of 35%). If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and part or all of the distributions the Fund receives might be taxed entirely as dividend income. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Fund’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you.
•	The tax treatment of publicly traded partnerships could be subject to potential legislative, judicial or administrative changes and differing interpretations, possibly on a retroactive basis. For example, members of Congress are considering substantive changes to the existing federal income tax laws that affect certain publicly traded partnerships. Any modification to the federal income tax laws and interpretations thereof may or may not be applied retroactively. Specifically, federal income tax legislation has been proposed that would eliminate partnership tax treatment for certain publicly traded partnerships and recharacterize certain types of income received from partnerships. Any such changes could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Fund. In addition, the proposed U.S. federal budget for fiscal year 2012 calls for the elimination over the next decade of approximately $46 billion in tax incentives widely used by oil, gas and coal companies, and the imposition of new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect MLPs and other natural resources sector companies in which the Fund invests and/or the natural resources sector generally.
•	A Fund will be a limited partner in the MLPs in which it invests. As a result, it will be allocated a pro rata share of income, gains, losses, deductions and expenses from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. A Fund that is taxed as a C corporation will incur a current tax liability on that portion of an MLP’s income and gains that is not offset by tax deductions and losses. The percentage of an MLP’s income and gains which is offset by tax deductions and losses will fluctuate over time for various reasons. A significant slowdown in acquisition activity by MLPs held in a Fund’s portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current income tax liability to the Fund.

Non-Diversification Risk.  The Alpha Fund, Income Fund, Alpha Plus Fund, and Infrastructure Debt Fund are non-diversified investment companies under the 1940 Act. Accordingly, each of these Funds may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in these Funds may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer, or the effects of a single economic, political or regulatory event, may cause greater fluctuations in the value of a Fund’s shares.

Pay-In-Kind (PIK) Securities Risk.  Pay-in-kind securities are securities that pay interest through the issuance of additional debt or equity securities. Pay-in-kind securities carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold. If the issuer defaults, a Fund may obtain no return at all on its investment. The market price of pay-in-kind securities is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash.

Private Equity and Debt Risks.  Private equity and debt investments involve a high degree of business and financial risk and can result in substantial or complete losses. Some portfolio companies in which a Fund may invest may be operating at a loss or with substantial variations in operating results from period to period and may need substantial additional capital to support expansion or to achieve or maintain competitive positions. Such companies may face intense competition, including competition from companies with much greater financial resources, much more extensive development, production, marketing and service capabilities and a much larger number of qualified managerial and technical personnel. A Fund can offer no assurance that the marketing efforts of any particular portfolio company will be successful or that its business will succeed. Additionally, privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Advisor may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which a Fund invests. Private debt investments also are subject to interest rate risk, credit risk and duration risk.

Private Investments in Public Equity (PIPEs) Risk.  PIPEs generally involve the purchase of stock at a discount to the current market value per share for the purpose of raising capital. PIPE transactions will generally result in a Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. A Fund’s ability to dispose of securities acquired in PIPE transactions may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in a PIPE transaction to be resold in transactions exempt from registration in accordance with Rule 144 under the 1933 Act, or otherwise under the federal securities laws. There is no guarantee, however, that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of a Fund’s investments. As a result, even if a Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities.

Regulatory Risk.  A Fund is subject to the risk that changes in the laws, regulations and/or related interpretations relating to a Fund’s tax treatment as a “C” corporation or RIC, as applicable, or investments in MLPs or other instruments could increase a Fund’s expenses or otherwise impact a Fund’s ability to implement its investment strategy.

Reliance on the Advisor Risk.  A Fund’s ability to achieve its investment objective is dependent on the Advisor’s ability to identify profitable investment opportunities for the Fund. The Advisor was established in 2009, and neither the Advisor nor the members of its investment committee responsible for managing the Funds’ portfolios had managed a mutual fund prior to that time.

Repurchase Agreement Risk.  The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying securities, whether because of the seller’s bankruptcy or otherwise. In such event a Fund would attempt to exercise its rights with respect to the underlying collateral, including possible sale of the securities. A Fund may incur various expenses in the connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying collateral, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce a Fund’s rights.

Restricted Securities Risk.  A Fund may purchase illiquid securities and restricted securities, which are not readily marketable and are not registered under the 1933 Act, but which can be sold to qualified institutional buyers under Rule 144A under the 1933 Act. A Fund may not be able to sell restricted securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of restricted securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Restricted securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in restricted securities may have an adverse impact on net asset value (“NAV”). A restricted security that was liquid at the time of purchase may subsequently become illiquid.

Reverse Repurchase Agreement Risk.  Reverse repurchase agreements involve the risk that the market value of the securities to be repurchased by a Fund may decline below the repurchase price or that the other party may default on its obligations, causing delays, additional costs or the restriction of proceeds from the sale. Similar to a borrowing, reverse repurchase agreements provide a Fund with cash for investment and operational purposes. When a Fund engages in reverse repurchase agreements, changes in the value of a Fund’s investments will have a larger effect on its share price than if it did not engage in these transactions due to the effect of leverage. Reverse repurchase agreements create expenses and requires that a Fund have sufficient cash available to repurchase the debt obligation when required.

RIC Qualification Risk.  The Infrastructure Debt Fund intends to qualify for treatment as a RIC under the Code, which means that the Fund must meet certain income source, asset diversification and annual distribution requirements. The Fund’s MLP investments may make it more difficult for the Fund to meet these requirements. The asset diversification requirements include a requirement that, at the end of each quarter of each taxable year, not more than 25% of the value of our total assets is invested in the securities (including debt securities) of one or more qualified publicly traded partnerships. The Fund anticipates that the MLPs in which it invests will be qualified publicly traded partnerships, which include MLPs. If the Fund’s MLP investments exceed this 25% limitation, which could occur if the Fund’s investment in an MLP affiliate were recharacterized as an investment in an MLP, then the Fund would not satisfy the diversification requirements and could fail to qualify as a RIC. If, in any year, the Fund fails to qualify as a RIC for any reason, the Fund would be taxed as an ordinary corporation and would become (or remain) subject to corporate income tax. The resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on the Fund and its shareholders. In such case, distributions to shareholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual shareholders, and (ii) for the dividends-received deduction in the case of corporate shareholders, provided certain holding period requirements are satisfied. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special treatment.

Securities Lending Risk.  The Alpha Plus Fund and Infrastructure Debt Fund may lend their portfolio securities to brokers, dealers and financial institutions to seek income. Borrowers of a Fund’s securities typically will provide collateral in the form of cash that is reinvested in securities. A Fund may lose money on its investment of the collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. A Fund’s portfolio loans must comply with the collateralization and other requirements of any securities lending agreement and applicable securities regulations. Additionally, delays may occur in the return of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions. If a borrower is unable to return the loaned securities, the Fund may lose the benefit of a continuing investment in the unreturned securities and the loan could be treated as a taxable transaction for federal income tax purposes.

U.S. Government Securities Risk.  Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of a Fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Warrants Risk.  Investments warrants may be more speculative than certain other types of investments because warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Portfolio Holdings Disclosure Policy

The Funds have adopted a policy on disclosing their portfolio holdings information. A description of the Funds’ policy is included in the SAI.

MANAGEMENT OF THE STEELPATH FUNDS

The Funds are managed by SteelPath Fund Advisors, LLC (“SFA” or the “Advisor”), an advisor registered with the SEC under the Investment Advisers Act of 1940. SFA manages the overall investment operations of the Funds in accordance with each Fund’s investment objective and policies and formulates a continuing investment strategy for each Fund pursuant to the terms of an investment advisory agreement between the Advisor and the Trust (the “Advisory Agreement”).

The Advisor focuses on energy infrastructure investing, which includes investments in energy related MLPs but excludes royalty trusts, utilities, and REITs. The Advisor is headquartered in Dallas, Texas with its principal office located at 2100 McKinney Ave, Suite 1401, Dallas, TX 75201. The Advisor believes this is an ideal location which provides it with immediate access to executive management teams and deal flow, since a majority of the entities in the energy infrastructure space are based in Texas or the surrounding states. This proximity is critical to the Advisor’s research efforts, which involve frequent contact with many management teams and allows the Advisor to have in-person discussions with many company executives. Further, this proximity enables the Advisor to conduct frequent due diligence trips to inspect the physical assets of many of the companies, as well as to interact with the asset-level operations personnel, who frequently provide the Advisor’s investment personnel with a better understanding of the particular pipeline or plant of which they are in charge. The Advisor’s presence in Dallas also reinforces its long-term commitment to the industry and its constituents. The Advisor had approximately $2.130 billion in assets under management as of February 29, 2012.

For its advisory services to the Funds, the Advisor is entitled to receive a monthly management fee based upon the average daily net assets of the Fund. The management fees paid to SFA for the fiscal year ended November 30, 2011, net of all management fee waivers, were as follows:

Fund	Net Fees Paid (as a percentage of average net assets)
Select 40 Fund	0.58%
Alpha Fund	0.97%
Income Fund	0.68%

The Alpha Plus Fund and the Infrastructure Debt Fund commenced operations on December 30, 2011 and, therefore, as of November 30, 2011 the Advisor had not received any management fees with respect to those Funds.

A discussion regarding the basis of the Board’s approval of the Advisory Agreement with respect to the Select 40 Fund, Alpha Fund and Income Fund is available in the Funds’ Annual Report to Shareholders for the fiscal year ended November 30, 2011. A discussion regarding approval of the Advisory Agreement with respect to the Alpha Plus Fund and the Infrastructure Debt Fund will be available in the Funds’ Semi-Annual Report to Shareholders for the semi-annual period ending May 31, 2012.

Advisory Fee

Under the terms of the Advisory Agreement, the Funds pay the Advisor an annualized fee based on the level of each Fund’s average daily net assets at the rates set forth below. The advisory fee is computed and paid monthly.

Select 40 Fund	0.70%
Alpha Fund	1.10%
Income Fund	0.95%
Alpha Plus Fund	1.25%
Infrastructure Debt	0.80%

The Advisor’s Investment Management Team

The Advisor has established an investment committee (the “Investment Committee”) that provides investment-related services to the Funds. The Investment Committee is led by Gabriel Hammond and Stuart Cartner, who serve as portfolio managers to each Fund, and Brian Watson who serves as a portfolio manager to Alpha Plus Fund and Infrastructure Debt Fund.

Gabriel Hammond, founder, member and portfolio manager of the Advisor and the Advisor’s affiliate, SteelPath Capital Management, LLC (“SCM”). SCM was established in 2004 and SFA was established in October of 2009. Prior to founding SCM, Mr. Hammond covered the broader Energy and Power sector at Goldman, Sachs & Co., in the firm’s Equity Research Division from 2001 to 2004. Specializing in the midstream energy MLP space, Mr. Hammond advised Goldman Sachs Asset Management, which held an estimated $2 billion of MLP securities (both as principal and on behalf of its clients), with portfolio allocation, short-term trading, and tax-advantaged specialty applications. In addition, Mr. Hammond marketed nearly 30 public MLP offerings while at Goldman Sachs. Mr. Hammond is a member of the Board of Directors of the National Association of Publicly Traded Partnerships. Mr. Hammond graduated from Johns Hopkins University with Honors in Economics.

Stuart Cartner, member and portfolio manager of the Advisor since its formation in 2009 and the Advisor’s affiliate SCM since 2007. Prior to joining SCM, Mr. Cartner was a Vice President in the Private Wealth Management Division of Goldman, Sachs & Co from 1988 to 2007. He was responsible for managing a $200 million portfolio of midstream energy MLPs for over a decade, garnering a deep understanding of the individual companies as well as the macro fundamentals and investor psychology that drive the sector. With more than 19 years at Goldman Sachs and through his membership in a broader investment team with $3 billion under management, Mr. Cartner has diverse investing and risk management experience across the private and public equity and derivatives spaces. Prior to his time at Goldman Sachs, Mr. Cartner worked at Trammell Crow Co. and General Electric Co. Mr. Cartner received a B.S. in Finance and Management from Indiana University and an MBA in Finance and Marketing with Distinction from the Kellogg Graduate School of Management, Northwestern University.

Brian Watson, member, portfolio manager and Director of Research of the Advisor since its formation in 2009. Prior to joining SteelPath, from 2005 to 2009, Mr. Watson was a portfolio manager at Swank Capital LLC, a Dallas, Texas based investment firm. From 2002 to 2005, Mr. Watson covered the MLP and diversified energy sectors for RBC Capital Markets in the firm’s Equity Research Division. Prior to this, Mr. Watson worked for Prudential Capital Group, helping to analyze, structure, and invest in debt private placements issued primarily by companies involved in the energy sector, including MLPs. Mr. Watson earned his MBA from the McCombs School of Business at the University of Texas at Austin in 2002 and his BBA from the University of Texas at Austin in 1996. Mr. Watson has been a CFA charter holder since 2000.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership (if any) of shares in the Funds.

NET ASSET VALUE

The price of each Fund’s shares is based on its net asset value (or NAV), which is calculated by dividing the value of a Fund’s assets (i.e. the value of its assets less its liabilities) by the total number of shares outstanding. The NAV of each Fund’s shares is determined once daily as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time) on each day the NYSE is open for business. The NYSE is regularly closed on New Year’s Day, the third Monday in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. The price at which a security is purchased or redeemed is based on the next calculation of NAV after receipt of an order in proper form by the Funds’ transfer agent or an appropriate financial intermediary.

Securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of the last reported sale price on the exchange on which they are primarily traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. If the last sale price on the NYSE is different from the last sale price on any other exchange on which a security is traded, the NYSE price will be used. However, if a last-quoted sales price is not readily available, securities will be valued at the mean of the last bid and ask price. If there are no sales on a day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day.

Exchange traded options on securities and indices generally will be valued at their last sales price or, if no last sales price is available, at their last bid price. Options traded in the over-the counter market will be valued based on the last bid prices obtained from two or more broker-dealers, unless there is only one broker-dealer, in which case that dealer’s last bid prices will be used. Futures contracts will be valued based upon the last sales price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions on a given day, the mean of the last bid and asked price. Swaps and other privately negotiated agreements will be valued pursuant to a valuation model approved by the Board, by an independent pricing service or prices supplied by the counterparty, which in turn are based on the market prices or fair values of the securities underlying the agreement.

Fixed income securities with maturities greater than 60 days will be valued based on prices received from an independent pricing service. Short-term fixed income securities with maturities of 60 days or less will be valued at amortized cost. If the Board determines that the amortized cost method does not represent the fair value of the short-term debt instrument, the investment will be valued at fair value as determined by procedures as adopted by the Board.

Pursuant to procedures adopted by the Board, the Advisor’s Valuation Committee will determine the fair value the Fund’s securities when price quotations or valuations are not readily available, readily available price quotations are valuations are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities. A “significant event” is one that occurred prior to the Fund’s valuation time, is not reflected in the most recent market price of a security, and will affect the value of a security. Generally, a security will be fair valued include when trading in the security has been halted, a market price is not available from either a pricing service or a broker or a price has become stale.

Fair value pricing is intended to result in a more accurate determination of a Fund’s net asset value and should reduce the potential for stale pricing arbitrage opportunities in a Fund. However, attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes.

Additional Information Regarding Deferred Tax Liability

Because the Select 40 Fund, Alpha Fund, Income Fund, and Alpha Plus Fund are treated as regular corporations, or “C” corporations, for U.S. federal income tax purposes, each Fund will incur tax expenses. In calculating each Fund’s daily NAV, the Fund will, among other things, account for its deferred tax liability and/or asset balances. As a result, any deferred tax liability is reflected in each Fund’s daily NAV.

Each Fund will accrue, in accordance with generally accepted accounting principles, a deferred income tax liability balance at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an assumed state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by each Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. A Fund’s current and deferred tax liability, if any, will depend upon the Fund’s net investment gains and losses and realized and unrealized gains and losses on investments and therefore may vary greatly from year to year and from day to day depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Any deferred tax liability balance will reduce that Fund’s NAV.

Each Fund also will accrue, in accordance with generally accepted accounting principles, a deferred tax asset balance which reflects an estimate of that Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase that Fund’s NAV. To the extent each Fund has a deferred tax asset balance, that Fund will assess, in accordance with generally accepted accounting principles, whether a valuation allowance, which would offset the value of some or all of that Fund’s deferred tax asset balance, is required. Pursuant to Financial Accounting Standards Board Accounting Standards Codification 740 (FASB ASC 740), each Fund will assess a valuation allowance to reduce some or all of the deferred tax asset balance if, based on the weight of all available evidence, both negative and positive, it is more likely than not that some or all of the deferred tax asset will not be realized. Each Fund will use judgment in considering the relative impact of negative and positive evidence. The weight given to the potential effect of negative and positive evidence will be commensurate with the extent to which such evidence can be objectively verified. Each Fund’s assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are dependent on, among other factors, future MLP cash distributions), the duration of statutory carry forward periods and the associated risk that operating loss carry forwards may be limited or expire unused. However, this assessment generally may not consider the potential for market value increases with respect to that Fund’s investments in equity securities of MLPs or any other securities or assets. Significant weight is given to each Fund’s forecast of future taxable income, which is based on, among other factors, the expected continuation of MLP cash distributions at or near current levels. Consideration is also given to the effects of the potential of additional future realized and unrealized gains or losses on investments and the period over which deferred tax assets can be realized, as federal tax net operating loss carry forwards expire in twenty years and federal capital loss carry forwards expire in five years. Recovery of a deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. Each Fund will assess whether a valuation allowance is required to offset some or all of any deferred tax asset in connection with the calculation of that Fund’s NAV per share each day; however, to the extent the final valuation allowance differs from the estimates the Fund used in calculating the Fund’s daily NAV, the application of such final valuation allowance could have a material impact on the Fund’s NAV.

Each Fund’s deferred tax asset and/or liability balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. Each Fund will rely to some extent on information provided by MLPs in determining the extent to which distributions received from MLPs constitute a return of capital, which information may not be provided to that Fund on a timely basis, in order to estimate that Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. If such information is not received from such MLPs on a timely basis, the Fund will estimate the extent to which distributions received from MLPs constitute a return of capital based on average historical tax characterization of distributions made by MLPs. Each Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of each Fund’s deferred tax liability and/or asset balances used to calculate each Fund’s NAV could vary dramatically from each Fund’s actual tax liability. Actual income tax expense, if any, will be incurred over many years, depending on if and when investment gains and losses are realized, the then-current basis of the Fund’s assets and other factors. As a result, the determination of each Fund’s actual tax liability may have a material impact on each Fund’s NAV. Each Fund’s daily NAV calculation will be based on then current estimates and assumptions regarding that Fund’s deferred tax liability and/or asset balances and any applicable valuation allowance, based on all information available to that Fund at such time. From time to time, each Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of each Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in that Fund’s NAV per share, which could be material.

THE FUNDS’ SHARE CLASSES

Each Fund offers three different share classes — Class A, Class C and Class I Shares. Additionally, the Select 40 Fund offers Class Y Shares. An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the purchase restrictions, ongoing fees and expenses, and sales charges for each share class are different. The fees and expenses for each Fund are set forth in the Fund Summary.

Share Class Considerations

When selecting a share class, you should consider the following:

•	Which share classes are available to you;
•	How much you intend to invest;
•	How long you expect to own shares;
•	Total costs and expenses associated with a particular share class; and
•	Whether you qualify for a waiver or reduction of sales charges.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. Not all financial intermediaries offer all classes. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase.

Class A Share Considerations

•	“Offering Price” is NAV plus includes a front-end sales charge of up to 5.75% for Class A Shares, which means that a portion of your initial investment goes toward the sales charge and is not invested
•	The minimum initial investment is $3,000
•	12b-1 fee of 0.25%
•	Shareholder servicing fees of up to 0.15% (not currently imposed)

The following table shows the front-end sales charges for Class A Shares both as a percentage of purchase price and as a percentage of the net amount you invest. The sales charge differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. If you invest more, the sales charge will be lower.

Any applicable sales charge will be deducted directly from your investment. Because of rounding in connection with the calculation of the sales charges, you may pay more or less than what is shown in the table below. Shares acquired through a reinvestment of dividends or capital gain distributions are not subject to a front-end sales charge. You may qualify for a reduced sales charge or the sales charge may be waived as described below in “Waiver of Class A Sales Charges” and “Reduced Front End Sales Charges — Rights of Accumulation.”

Amount Invested	Sales Charge as a Percentage of Purchase Price	Sales Charge as a Percentage of Net Amount Invested
Less than $50,000	5.75%	6.10%
$50,000 up to $100,000	4.75%	4.99%
$100,000 up to $250,000	3.50%	3.63%
$250,000 up to $500,000	2.50%	2.56%
$500,000 up to $1 million	2.00%	2.04%
$1 million or more	None	None

Waiver of Class A Sales Charges

Front-end sales charges on Class A Shares are waived for the following purchasers:

•	Investors who purchase shares directly through the Funds’ website, or over the phone or by mail, directly through the Funds’ transfer agent;
•	Investors purchasing shares through a brokerage firm that has an agreement with a Fund or the Funds’ distributor to waive sales charges — you will know that your broker dealer has such an arrangement as the SteelPath Funds will appear as a No-Transaction-Fee or No-Load option;
•	Investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Funds’ distributor;
•	401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, and other retirement plans;
•	Present and former trustees, members, officers, employees of the Advisor, the Advisor’s affiliate, and the Trust (and their “immediate family” as discussed herein), and retirement plans established by them for their employees;
•	Registered representatives or employees of intermediaries that have selling agreement with the Funds (and their immediate family members);
•	Shares acquired through merger, acquisition or exchange offer;
•	Dividend reinvestment programs; and
•	Purchases through certain fee-based programs.

Investors who think they may be eligible for a front end sales charge waiver should inform the Funds’ transfer agent or their financial intermediary. If you or your financial intermediary do not let the Funds’ transfer agent know that you are eligible for a waiver, you may not receive a sales charge discount to which you are otherwise entitled.

Reduced Front-End Sales Charges — Rights of Accumulation

For purposes of determining whether you are eligible for a reduced front-end sales charge on a purchase of Class A Shares, you and your immediate family members (i.e., your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in any class of shares of the Funds. This includes, for example, investments held in trust or other fiduciary accounts by or for you or an immediate family member, retirement accounts, such as IRA accounts, including traditional, Roth, SEP and SIMPLE, Uniform Gift to Minor Accounts, Coverdell Education Savings Accounts or qualified 529 plans, employee benefit plans, or investments through a financial intermediary. A fiduciary can apply a right of accumulation to all shares purchased for a single trust, estate or other fiduciary account.

If your Class A shares are held directly in the Funds or through a financial intermediary, you may combine the historical cost or current NAV, determined as of the last close of the NYSE, generally 4:00 p.m. Eastern Time, (whichever is higher) of your existing shares of any Fund with the amount of your current purchase in order to take advantage of the reduced sales charge. Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and capital gains. If your Class A shares are held through certain financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current NAV (but not the historical cost) of your existing shares of any Fund with the amount of your current purchase in order to take advantage of the reduced sales charge.

Investors must notify the Fund transfer agent or an approved financial intermediary at the time of purchase whenever a quantity discount is applicable to purchases and may be required to provide the Fund transfer agent or an approved financial intermediary with certain information or records to verify your eligibility for a quantity discount. Such information or records may include account statements or other records regarding the shares of the Fund held in all accounts (e.g., retirement accounts) of the investor and other eligible persons which may include accounts held at the Fund or at other approved financial intermediaries. If you or your financial intermediary do not let the Funds’ transfer agent know that you are eligible for a sales charge reduction, you may not receive a sales charge discount to which you are otherwise entitled. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund, its transfer agent and approved financial intermediary may not retain this information.

Upon receipt of supporting documentation, a financial intermediary or the Funds’ transfer agent will calculate the combined value of all of your qualified accounts to determine if the current purchase is eligible for a reduced sales charge. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Letter of Intent

If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) during the next 13 months in Class A shares of the Funds, you may qualify for a reduced sales charge by completing the Letter of Intent section of your account application. A Letter of Intent indicates your intent to purchase at least $50,000 in Class A shares of any Fund over the next 13 months in exchange for a reduced sales charge indicated on the above tables. The minimum initial investment under a Letter of Intent is $3,000. You must inform the Funds’ transfer agent or your financial intermediary that you have a Letter of Intent each time you make an investment.

You are not obligated to purchase additional shares if you complete a Letter of Intent. However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your account. If you have purchased Class A shares of any Fund within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

Concurrent Purchases

You may combine simultaneous purchases in Class A shares of the Funds to qualify for a reduced Class A sales charge.

Class C Share Considerations

•	CDSC of 1.00% if redeemed within one year of purchase
•	The minimum initial investment is $3,000
•	12b-1 fee of 1.00%

Class C shares of each Fund are sold at the Fund’s NAV per share without an initial sales charge. As a result, the entire amount of your purchase is invested immediately. However, Class C Shares are subject to a CDSC of 1.00% if redeemed within one year of purchase. The CDSC is assessed on redemption proceeds in an amount equal to the lesser of the then current market value of the shares being redeemed or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price. Because of rounding in connection with the calculation of the CDSC, you may pay more or less than the indicated rate. Your CDSC holding period is based upon the date of your purchase. No CDSC is assessed on Class C Shares acquired through a reinvestment of dividends or capital gain distributions. You should retain any records necessary to substantiate the historical cost of your shares, as the Fund and your financial intermediary may not retain this information.

To keep your contingent deferred sales charge as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no contingent deferred sales charge. If there are not enough of these to meet your request, we will sell those shares that have been held the longest.

A Fund may waive the imposition of a contingent deferred sales charge on redemption of Class C Shares under certain circumstances and conditions, including without limitation, the following:

•	Redemptions following death or permanent disability (as defined by the Code) of an individual investor;
•	Required minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) as required under the Code;
•	The redemption is due to involuntary redemptions by a Fund as a result of not meeting the minimum balance requirements, the termination and liquidation of a Fund or other actions;
•	The redemption is from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor (or Advisor) allowing this waiver;
•	Redemptions from 401(k) retirement plans;
•	The redemption is to return excess contributions made to a retirement plan; and
•	The redemption is to return contributions made due to a mistake of fact.
•	The CDSC will be waived in connection required minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) required to be distributed in accordance with Code Section 401(a)(9). The Fund does not intend to waive the CDSC for any distributions from IRAs or other retirement plans not specifically described above.

Investors who think they may be eligible for a contingent deferred sales charge waiver should inform the Fund’s Transfer Agent or their financial intermediary. An investor or financial intermediary must notify a Fund’s transfer agent prior to the redemption request to ensure receipt of the waiver.

Class I Shares

The Funds offer Class I Shares, which do not pay 12b-1 fees or shareholder servicing fees. Class I shares of each Fund are sold at the Fund’s NAV per share and are not subject to any sales charges. Only certain types of entities and selected individuals are eligible to purchase Class I shares. If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary may help determine which share class is appropriate for that retirement plan or other institutional account.

Class I shares are available for purchase only by the following:

•	Those making a minimum investment of $1,000,000;
•	Tax-exempt institutional investors such as endowments and pension plans, for which no third-party administrator receives compensation from the Funds;
•	401(k) plans, 457 plans, and 403(b) plans for which no third-party administrator receives compensation from the Funds;
•	Retirement plans for which no third-party administrator receives compensation from the Funds;
•	A bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative service fees to the financial institution;
•	Registered investment advisers investing on behalf of institutions and high net-worth individuals where the advisers derive compensation for advisory services exclusively from clients; and
•	Directors, officers, employees, and sales agents of the Advisor.

Class Y Shares

Class Y Shares are offered only in SteelPath MLP Select 40 Fund and are available for purchase only if you are the client of a high-net worth advisor that has an arrangement with the Fund. In all other respects, the Class Y Shares are the same as the Class I Shares.

Sales Charges and Fees

Sales charges, if any, are kept or paid to your broker-dealer, financial adviser, or other intermediary. Information concerning sales charges and reductions and waivers can be found on the Funds’ website by accessing this Prospectus and the Funds’ Statement of Additional Information at http://www.steelpath.com/advisor/products/mlp-mutual-funds/.

Distribution and Services Fees

Each Fund has adopted distribution plans for its Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plans”). Pursuant to the Rule 12b-1 Plans, the Funds pay certain expenses associated with the distribution of Class A and Class C shares and the provision of services to Class A and Class C shareholders. Under the Rule 12b-1 Plans, Class A shares and Class C shares pay annual Rule 12b-1 fees of 0.25% and 1.00%, respectively, of each Fund’s average daily net assets attributable to Class A and Class C shares. Rule 12b-1 fees are accrued daily and paid monthly. The Rule 12b-1 fees are paid to the Funds’ Distributor. The Distributor may keep the fees or pay financial intermediaries, which may include your financial advisor, for providing distribution and/or shareholder services. Rule 12b-1 fees are in addition to applicable sales charges and are paid from the Funds’ assets on an ongoing basis. As a result, Rule 12b-1 fees increase the cost of your investment and, over time, may cost more than other types of sales charges.

Shareholder Servicing Fees

Pursuant to a Shareholder Services Plan adopted by the Board, the Class A shares of the Fund may pay an annual shareholder servicing fee of up to 0.15% of the average daily net assets attributable to the Class A shares. The Board has not authorized the Fund’s Class A shares to pay a shareholder servicing fee at this time. Any shareholder servicing fees paid pursuant to the Shareholder Services Plan would be in addition to Rule 12b-1 fees described above, and would be paid by the Fund to broker-dealers or other financial intermediaries who provide shareholder servicing, recordkeeping, and other non-distribution administrative support services to the Class A shareholders.

Revenue Sharing

The Advisor and/or its affiliates may make payments for shareholder- and distribution-related services, including marketing, promotional, shareholder communication or other services provided by broker-dealers and other financial intermediaries. These payments are often referred to as “revenue sharing payments.” Revenue sharing payments may serve as incentives for broker-dealers or other financial intermediaries to promote or sell shares of the Funds. The benefits received when these payments are made may include, among other things, placing the Funds on the financial intermediary’s fund sales system, possibly placing the Funds on the financial intermediaries preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediaries sales force or to the financial intermediaries management. Revenue sharing payments are paid from the Advisor’s own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments and shareholder servicing fees that are paid to broker-dealers and other financial intermediaries.

Because revenue sharing payments are paid by the Advisor, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by the Advisor. In addition to the revenue sharing payments described above, the Advisor may offer other incentives to sell shares of the Funds in the form of sponsorship of training or educational seminars relating to current products and issues, assistance in training or educating an intermediaries personnel, and/or reimbursement of related travel/lodging expenses. Revenue sharing payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

•	Broker-dealers;
•	Financial institutions; and
•	Other financial intermediaries through which investors may purchase shares of a Fund.

The Advisor may compensate financial intermediaries differently, typically depending on the level and/or type of considerations provided by the financial intermediary. Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families. Similarly, such payments may cause financial intermediaries to elevate the prominence of the Funds within its organization by, for example, placing them on a list of preferred or recommended funds. Contact your financial intermediary for details about revenue sharing payments it may receive. Fund portfolio transactions may be effected with broker-dealers who may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Advisor’s selection of such broker-dealer for portfolio transaction execution. Additional information regarding such payments can be found in the Funds’ SAI under “Distributor.”

Investing Through Financial Intermediaries

Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares of the Funds. In addition, financial intermediaries are responsible for providing to you any communication from a Fund to its shareholders, including but not limited to, Prospectuses, Prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the 1940 Act. They may charge additional fees not described in this Prospectus to their customers for such services. They may also set different minimum investments or limitations on buying or selling shares. If shares of a Fund are held in a “street name” account with financial intermediary, all recordkeeping, transaction processing and payments of distributions relating to your account generally will be performed by the financial intermediary, and not by the Fund and its transfer agent.

The Funds may pay fees to financial intermediaries, including securities dealers, that provide shareholder account-related services, including shareholder servicing, recordkeeping, and other administrative services to their customers who own Fund shares. These financial intermediaries generally have omnibus accounts with the Transfer Agent and provide shareholder services to Fund shareholders who are their customers. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or a similar program sponsor or for services provided in connection with such fund supermarket platforms and programs. It is anticipated that fees paid by the Funds to financial intermediaries for these services generally will not exceed the fees the Funds would have incurred if customers of the financial intermediaries maintained their accounts directly with the Funds.

HOW TO BUY SHARES

Shares of the Funds may be purchased directly from the Funds by contacting the Funds’ transfer agent, and may also be purchased from financial intermediaries that make shares of the Funds available to their customers.

You may purchase Fund shares at the NAV per share next computed after receipt of your purchase order in proper form by the Funds’ transfer agent, UMB Fund Services, Inc. (the “Transfer Agent”), or an appropriate financial intermediary. See “NET ASSET VALUE.” An order is in proper form if it meets applicable requirements as described in this Prospectus.

The minimum initial investment in the Funds is $3,000. Subsequent investments in an account may be made in any amount of $100 or more. The Funds may waive these minimum investment requirements in special circumstances and may modify these requirements at any time. The Funds reserve the right to reject any purchase order. You will not receive any stock certificate evidencing your purchase of Fund shares.

To comply with the USA PATRIOT Act of 2001 and the Funds’ Anti-Money Laundering Program, you are required to provide certain information to the Fund when you purchase shares. You must supply your full name, date of birth, Social Security number, and permanent street address (and not a post office box) on your account application. You may, however, use a post office box as your mailing address. Please contact the Transfer Agent at 888-614-6614 if you need additional assistance when completing your account application. If the Transfer Agent cannot obtain reasonable proof of your identity, the account may be rejected and you will not be allowed to purchase shares for your account until the necessary information is received. The Funds reserve the right to close any account after shares are purchased if clarifying information or documentation is requested from you but is not received.

Small-Balance Account Fee

Although the minimum initial investment in the Funds is $3,000, if the value of your account with the Funds is less than $10,000, your account may be subject annually to a $24 small-balance account fee that will be assessed by redeeming shares from your account. The small-balance account fee is assessed during the fourth calendar quarter of each year, but will not be assessed on accounts that have been maintained for less than six months. The fee also does not apply to shares held through an omnibus account with the Fund maintained by your securities dealer or mutual fund market place or group retirement or employee savings plan accounts. The small-balance account fee is intended to offset the higher costs associated with maintaining small accounts that all shareholders of the Fund indirectly bear. The effective annual expenses borne by shareholders who invest less than $10,000 in the Fund and are subject to the small-balance account fee will be higher as a result of this fee. If you plan to invest less than $10,000, you should consider the fact that the small-balance account fee (if applicable) will increase the expenses you bear as a shareholder, which increase may be as much as 0.8% annually (if you invest only $3,000).

Purchase by Internet

You may purchase shares of the Funds by completing and submitting an electronic account application at the Fund’s website at www.steelpath.com and funding your purchase through an electronic Automated Clearing House (“ACH”) transfer of money to the Fund from your checking or savings account. For more information on this service, please go to www.steelpath.com or call 888-614-6614. As with any transactions you effect on the internet there are various risks, including the risk that your instructions may be lost, delayed, or inaccurately transmitted and the risk that your personal information may be intercepted and improperly used.

Purchases Through Automated Clearing House Transfers

Even if you do not open your account online, you may purchase additional shares of the Funds through an ACH transfer of money from your checking or savings account. The ACH service will automatically debit your pre-designated bank account for the desired amount. You must complete an account application and certain other forms before purchasing fund shares through an ACH transfer. For more information on this service, and required forms, please go to the Fund’s website, www.steelpath.com or call 888-614-6614.

Purchase by Mail

You may also purchase shares by sending a check made payable to the “SteelPath MLP Funds” as applicable, together with a completed account application in the case of an initial investment, to:

Regular Mail

SteelPath Funds
c/o UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, Wisconsin 53201-2175

Express/Overnight Mail

SteelPath Funds
c/o UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233

Subsequent investments made by mailing a check should be accompanied by the investment form (which is attached to the confirmations and statements sent by the Fund and is also available on the Fund’s website, www.steelpath.com, or from the Transfer Agent).

The Funds do not accept payment in cash or money orders. The Funds also do not accept third-party checks, Treasury checks, cashier’s checks, official checks, teller’s checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks, post-dated online bill-pay checks, or any conditional order or payment. In addition, undated checks, unsigned checks, and checks dated six months or more prior to their receipt by the Transfer Agent, will be rejected. Checks for the purchase of shares must be made payable to the applicable Fund and be drawn on a bank located within the United States and payable in U.S. dollars. Always write your Fund account number on the check. The Transfer Agent will charge you a $25 fee for any returned check.

Purchase by Wire

You may purchase shares for initial investment or for subsequent investments by wiring federal funds. Your bank should transmit funds by wire to:

Bank Name:	UMB Bank, n.a.
ABA Number:	101000695
Account Name:	SteelPath Funds
Account No.:	9871879410
Further Credit:	Fund Name, Shareholder Name, and Shareholder Account Number

For Initial Investment by Wire

If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have received your completed account application. You can mail or overnight-deliver your account application to the Transfer Agent. Upon receipt of your account application, the Transfer Agent will establish an account for you. The wire from your bank must include the name of the Fund and your name and account number so that your wire can be correctly applied.

Please be sure to submit a completed account application with an initial purchase order. An account application must be on file with the Transfer Agent to purchase shares.

For Subsequent Investments by Wire

Before sending your wire, please contact the Transfer Agent by calling 888-614-6614. This will ensure prompt and accurate credit upon receipt of your wire.

Wired funds must be received before the close of the NYSE, normally 4:00 p.m. Eastern time to be eligible for same-day pricing. The Funds and their agents are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or for incomplete wire instructions or errors in those instructions.

Purchase Through an Authorized Securities Dealer or Mutual Fund Marketplace

You may purchase shares of the Funds through any securities dealer or mutual fund marketplace that has been authorized by the Fund to make shares available. Authorized securities dealers may be authorized by the Funds to designate other intermediaries to receive purchase and redemption orders. An order to purchase shares is deemed received by the applicable Fund when the authorized securities dealer or mutual fund marketplace (or, if applicable, its authorized designee) receives the order in such form as meets requirements established by the particular securities dealer or mutual fund marketplace.

Your securities dealer, a mutual fund marketplace, or another financial organization may establish policies that differ from those of the Funds. For example, the organization may impose higher minimum investment requirements than are imposed by the Funds or may charge you a transaction fee or other fees in connection with purchases and redemptions of Fund shares (which may not be imposed by the Funds). Ask your financial intermediary for details.

Canceled or Failed Payments

The Funds accept checks and ACH transfers for the purchase of shares at full value, subject to collection. If you pay for shares with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any resulting losses or expenses incurred by the applicable Fund or the Transfer Agent, and the Fund may redeem shares you own in the account to effect reimbursement. The Funds and their agents have the right to reject or cancel any purchase order because of nonpayment.

HOW TO REDEEM SHARES

You may redeem shares of the Funds on any day the NYSE is open for business. As described below, redemption requests may be made by mail or telephone through the Transfer Agent, online (in certain circumstances) or may be made through an authorized financial intermediary or mutual fund marketplace. For redemption requests received prior to 4:00 p.m., Eastern Time, your shares will be redeemed at their current NAV per share next computed after receipt of your redemption request in accordance with the procedures described in this Prospectus. For redemption requests received following 4:00 p.m., Eastern Time, your shares will redeemed at the following business day’s NAV per share in accordance with the procedures described in this Prospectus. The value of the shares redeemed may be more or less than their original cost, depending upon changes in a Fund’s NAV per share.

The Funds normally make payment for all shares redeemed as soon as practicable, generally within two business days, but no later than seven days after receipt by the Transfer Agent of a redemption request in proper form. If you purchase shares by check or ACH and submit shortly thereafter a redemption request (but not the date on which the redemption price is determined), the redemption proceeds will not be transmitted to you until your purchase check or ACH transfer has cleared. This process may take up to seven days. This delay can be avoided if shares are purchased by wire and it does not apply if there are sufficient other shares in your account to satisfy the requested redemption. Shareholders who redeem shares held in an IRA must indicate on their redemption request whether federal income taxes or any applicable state taxes should be withheld. If not, this type of redemption can be subject to federal income tax withholding and, possibly, state taxes.

The right of redemption may be suspended or the date of payment postponed (1) during any period when the NYSE is closed (other than customary weekend and holiday closings); (2) when trading in the markets the Fund ordinarily uses is restricted, or when an emergency exists such that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable; or (3) for such other periods as the SEC by order may permit to protect the Fund’s shareholders.

Shares of the Funds may be redeemed by using one of the procedures described below. For additional information regarding redemption procedures, you may go to the Funds’ website, www.steelpath.com, or call 888-614-6614 or your securities dealer.

Redemptions by Mail:

You may redeem shares by mailing a written request indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem to:

Regular Mail

SteelPath Funds
c/o UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, Wisconsin 53201-2175

Express/Overnight Mail

SteelPath Funds
c/o UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233

The proceeds of a written redemption request are normally paid by check made payable to the shareholder(s) of record and sent to your address of record. You may request that redemption proceeds of $1,000 or more be wired to your account at any member bank of the Federal Reserve System if you have previously designated that account as one to which redemption proceeds may be wired. A $15 fee will be deducted from your account if payment is made by federal funds wire transfer. This fee is subject to change. Depending upon how quickly you wish to receive payment, you can request that payment be made by ACH transfer, without charges, if you have established this redemption option.

Signature Guarantees

The Transfer Agent has adopted standards and procedures pursuant to which signature guarantees in proper form are generally accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantor. A signature guarantee of each owner is required to redeem shares in the following situations:

•	If ownership is changed on your account.
•	When redemption proceeds are sent to any person, address, or bank account not on record.
•	If a change of address was received by the Transfer Agent within the past 15 days.
•	For all redemptions in excess of $50,000 from any shareholder account.

The Transfer Agent may also require a signature guarantee when establishing or modifying certain services on an account and in other instances it deems appropriate.

If you have any questions about signature guarantees, please call 888-614-6614.

Telephone Redemption Requests

You may redeem shares by telephone request if you have elected to have this option. To arrange for telephone redemptions after an account has been opened, or to change the bank account or address designated to receive redemption proceeds, please contact the Transfer Agent at 888-614-6614 to obtain the forms. The request must be signed by each account owner and may require a signature guarantee. You may place a telephone redemption request of up to $50,000 by calling 888-614-6614. You may choose to have the redemption paid by check sent to your address of record, or by federal funds wire transfer (minimum amount of $1,000) to your account at any member bank of the Federal Reserve System or electronic ACH funds transfer to your pre-designated bank account. A $15 fee will be deducted from your account if payment is made by federal funds wire transfer. This fee is subject to change. There is no charge for proceeds sent by ACH transfer; however, you may not receive credit for transferred funds for two to three days or up to seven days.

During times of extreme economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption. In such event, you should consider using a written redemption request sent by overnight service to:

SteelPath Funds
c/o UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233

Using this procedure may result in your redemption request being processed at a later time than it would have been if the telephone redemption procedure had been used. During the delay, the applicable Fund’s NAV per share may fluctuate.

By selecting the telephone redemption option, you authorize the Transfer Agent to act on telephone instructions reasonably believed to be genuine. The Transfer Agent employs reasonable procedures, such as requiring a form of personal identification, to confirm that telephone redemption instructions are genuine. None of the Funds nor the Transfer Agent will be liable for any losses resulting from unauthorized or fraudulent instructions if these procedures are followed. The Funds reserve the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the number of requests within a specified period. Once a telephone transaction has been placed, it cannot be canceled or modified.

Redemptions Using the Internet

You may redeem shares of the Funds on their website at www.steelpath.com. However, if you choose not to have the ability to redeem shares by telephone, you will also be unable to redeem shares using the internet. Although the systems used by the Transfer Agent include appropriate security measures intended to prevent unauthorized transactions, as with any transactions you effect on the internet, there are various risks associated with the use of the internet to redeem shares of the Fund, including the risk that your instructions may be lost, delayed, or inaccurately transmitted and the risk that your personal information may be intercepted and improperly used.

Redemptions Through an Authorized Securities Dealer or Mutual Fund Marketplace

If you hold shares through a securities dealer or mutual fund marketplace, your redemption request may be placed through that organization. Shares will be redeemed at the NAV per share next computed after your request is received by the authorized securities dealer or mutual fund marketplace (of, if applicable, its authorized designee) in such form as meets the requirements of the particular entity.

Please keep in mind that an authorized securities dealer (or its designee) may charge you a transaction fee or other fees for processing the redemption of Fund shares. Ask your financial intermediary for details.

HOW TO EXCHANGE SHARES

If you purchased shares of a Fund through your financial intermediary, please contact your broker-dealer or other financial intermediary to determine if you may take advantage of the exchange policies described in this section and for its policies to affect an exchange.

If you purchased shares of a Fund directly through us, your shares may be exchanged by calling 888-614-6614 to speak to a representative, through our website, www.steelpath.com.

Shares of any class of a Fund may be exchanged for shares of the same class of another SteelPath Fund, subject to the investment requirements of that Fund. Obtain a Prospectus for a Fund from your financial adviser, the Funds or through the Funds’ website at www.steelpath.com. Since an exchange involves a concurrent purchase and redemption, please review the sections titled “How to Buy Shares” and “How to Redeem Shares” for additional limitations that apply to purchases and redemptions. There is no front-end sales charge on exchanges between Class A shares of a Fund for Class A shares of another Fund. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the Class C shares being exchanged for Class C shares of another Fund. Shares subject to a contingent deferred sales charge will not be charged a contingent deferred sales charge in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a contingent deferred sales charge, depending on when you originally purchased the exchanged shares. For purposes of computing the contingent deferred sales charge, the length of time you owned your shares will be measured from the date of original purchase and will not be affected by any exchange. Before exchanging shares, shareholders should consider how the exchange may affect any contingent deferred sales charge that might be imposed on the subsequent redemption of remaining shares.

If shares were purchased by check or ACH, to exchange out of one Fund and into another, a shareholder must have owned shares of the redeeming Fund long enough for the check or ACH to clear.

If an exchange results in opening a new account, you are subject to the applicable minimum investment requirement Fund shares may be acquired through exchange only in states in which they can be legally sold. The Funds reserve the right to charge a fee and to modify or terminate the exchange privilege at any time. Please refer to the section titled “Market Timing and Abusive-Trading Activity Policy” for information on the Funds’ policies regarding frequent purchases, redemptions, and exchanges.

Frequent Trading Policy

The Funds are intended to serve as an investment vehicle for long-term investors. Frequent trading or market timing, which the Trust generally defines as redeeming or exchanging Fund shares within 30 days of their purchase or exchange, can disrupt the Funds investment program and create additional transaction costs that are borne by all shareholders. Frequent trading or market timing of Fund shares may adversely affect Fund performance and the interests of long-term investors by requiring a Fund to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when frequent trading or market timing occurs, a Fund may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Fund’s performance may be hurt. When large dollar amounts are involved, frequent trading or market timing can also make it difficult to use long-term investment strategies because a Fund cannot predict how much cash it will have to invest. Similarly, a Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of frequent trading or market timing. The Trust believes that it is not in the interests of its shareholders to accommodate frequent trading or market timing, and the Board has adopted policies and procedures designed to deter these practices.

The Funds discourage frequent purchases, redemptions and exchanges of Fund shares and do not accommodate such trading activity. If it is determined that a person or entity has engaged in frequent trading, the Funds will make a reasonable effort to prohibit any future purchase or exchange orders from that person or entity and the Trust may terminate these relationships. In making such judgments, the Trust seeks to act in a manner it believes to be consistent with the best interests of shareholders. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.

Financial intermediaries that offer Fund Shares, such as broker-dealers, third party administrators of retirement plans, and trust companies, will be asked to enforce the Fund’s policies to discourage frequent trading and market timing by investors. Certain intermediaries that offer Fund shares may be unable to enforce the Fund’s policies. However, the Trust generally monitors the trading activity of intermediaries in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Fund’s policies. The Fund may defer to an intermediary’s policies. For more information, please contact the financial intermediary through which you invest in the Fund.

The Trust monitors trading activity in the Fund to attempt to identify shareholders engaged in frequent trading or market timing. The Trust may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time. The ability of the Trust to detect frequent trading and market timing activity by investors who own shares through an intermediary is limited.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

It is the policy of the Trust each fiscal year to distribute substantially all of the Funds’ net investment income (i.e., generally, the income that they earn from cash distributions and interest on their investments, and any capital gains, net of the Funds’ expenses). Unless requested otherwise by you, dividends and other distributions will be automatically reinvested in additional shares of the applicable Fund at the NAV per share in effect on the day after the record date.

The Trust is an open-end registered investment company under the 1940 Act. As such, the Funds are generally limited under the 1940 Act to one distribution in any one taxable year of long-term capital gains realized by the Funds. In this regard, that portion of the Infrastructure Debt Fund’s income which consists of gain realized by the Fund on a sale of equity units in an MLP (other than the portion of such gain representing recapture income) will constitute long-term capital gain subject to this limitation. Cash distributions received by the Infrastructure Debt Fund from the MLPs in which it invests generally will not constitute long-term capital gain, except to the extent that (i) such MLP distributions relate to long-term capital gain realized by the MLP on a sale by the MLP of its assets or (ii) the distributions received from a particular MLP exceed the Infrastructure Debt Fund’s tax basis in its equity units in such MLP.

Tax Matters

The following is a general summary of certain U.S. federal income tax considerations affecting the Funds and investors in the Funds. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to you in light of your particular circumstances or to investors who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, insurance companies, brokers and dealers in securities or currencies, certain securities traders, individual retirement accounts, certain tax-deferred accounts and, except as specifically provided under “Federal Income Taxation of Holders of the Funds’ Shares — Non-U.S. Shareholders” below, foreign investors.

Unless otherwise noted, this discussion assumes that you are a U.S. Shareholder and that you hold Fund shares as capital assets. For purposes of this summary, a “U.S. Shareholder” means a beneficial owner of a Fund’s shares that, for U.S. federal income tax purposes, is (i) an individual who is a citizen or resident of the U.S., (ii) a corporation or other entity taxable as a corporation created in or organized under the laws of the U.S., any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source, or (iv) a trust if (A) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (B) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. If a partnership holds shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold shares should consult their tax advisors.

The following discussion is based upon the Code, Treasury Regulations, judicial authorities, published positions of the IRS and other applicable authorities, all as in effect on the date of this Prospectus and all of which are subject to change or differing interpretations (possibly with retroactive effect). No ruling has been or will be sought from the IRS regarding any matter discussed in this Prospectus. Counsel to the Funds has not rendered any legal opinion regarding any tax consequences relating to the Funds or your investment in the Funds. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax information set out below.

Select 40 Fund, Alpha Fund, Income Fund and Alpha Plus Fund:  Regular or “C” corporations must maintain and report to the Internal Revenue Service (“IRS”) and each shareholder on Form 1099-B the shareholder’s cost basis by tax lot and holding period of “covered” security sales. Covered securities are shares acquired on or after January 1, 2011. A fund is not responsible for maintaining and reporting share information if such shares are not deemed “covered”.

The new tax regulations require that the Funds elect a default tax identification methodology in order to perform the required reporting. The Funds have chosen the first-in-first-out (“FIFO”) method as the default tax lot identification method for its shareholders. This is the method the Funds will use to determine which specific shares are deemed to be sold when a shareholder’s entire position is not sold in a single transaction and is the method in which “covered” share sales will be reported on a shareholder’s Form 1099.

However, at the time of purchase or upon the sale of “covered” shares, shareholders may choose a different tax lot identification method except for average cost. Regular or “C” corporation shareholders may not select average cost as their cost basis method. Shareholders should consult a tax advisor with regard to their personal circumstances as the Funds and their service providers do not provide tax advice.

Infrastructure Debt Fund:  Mutual funds must maintain and report to the Internal Revenue Service (“IRS”) and each shareholder on Form 1099-B the shareholder’s cost basis by tax lot and holding period of “covered” security sales. For mutual fund shares, covered securities are shares acquired on or after January 1, 2012. A fund is not responsible for maintaining and reporting share information if such shares are not deemed “covered”.

The new tax regulations require that the Infrastructure Debt Fund elect a default tax identification methodology in order to perform the required reporting. The Fund has chosen the first-in-first-out (“FIFO”) method as the default tax lot identification method for its shareholders. This is the method the Fund will use to determine which specific shares are deemed to be sold when a shareholder’s entire position is not sold in a single transaction and is the method in which “covered” share sales will be reported on a shareholder’s Form 1099.

However, at the time of purchase or upon the sale of “covered” shares, shareholders may choose a different tax lot identification method. Shareholders should consult a tax advisor with regard to their personal circumstances as the Fund and its service providers do not provide tax advice.

Tax matters are complicated, and the tax consequences of an investment in and holding of a Fund’s shares will depend on the particular facts of each investor’s situation. You are advised to consult your own tax advisors with respect to the application to your own circumstances of the general federal income tax rules described below and with respect to other federal, state, local or foreign tax consequences to you before making an investment in a Fund’s shares.

Federal Income Taxation of the Funds

Select 40 Fund, Alpha Fund, Income Fund, and Alpha Plus Fund:  Although the Code generally provides that a regulated investment company (“RIC”) does not pay an entity-level income tax, provided that it distributes all or substantially all of its income, none of the Funds other than the Infrastructure Debt Fund meet current tests for qualification as a RIC under Subchapter M of the Code because of the fact that most or substantially all of each such Fund’s investments will consist of investments in MLP securities. The RIC tax rules therefore have no application to these Funds or to their shareholders. As a result, each such Fund is treated as a corporation for federal and state income tax purposes, and will pay federal income tax (currently at a maximum rate of 35%) and state income tax on its taxable income. Each Fund may be subject to a 20% alternative minimum tax on its alternative minimum taxable income to the extent that the alternative maximum tax exceeds the Fund’s regular income tax liability.

The Funds invest their assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, each Fund must report its allocable share of the MLPs’ taxable income in computing its taxable income, regardless of the extent (if any) to which the MLPs make distributions. Based upon the Advisor’s review of the historic results of the types of MLPs in which the Funds invest, the Advisor expects that the cash flow received by each Fund with respect to its MLP investments will generally exceed the taxable income allocated to the Fund (and this excess generally will not be currently taxable to the Fund but, rather, will result in a reduction of the Fund’s adjusted tax basis in each MLP as described in the following paragraph). This is the result of a variety of factors, including significant non-cash deductions, such as accelerated depreciation. There is no assurance that the Advisor’s expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there may be greater tax expense borne by the applicable Fund and less cash available to distribute to you or to pay to expenses.

The Funds other than the Infrastructure Debt Fund will be subject to U.S. federal income tax at the regular graduated corporate tax rates on any gain recognized by the applicable Fund on any sale of equity securities of an MLP. As explained above, cash distributions from an MLP to a Fund that exceed such Fund’s allocable share of such MLP’s net taxable income will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in such Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities.

Each Fund’s allocable share of certain percentage depletion deductions and intangible drilling costs of the MLPs in which the Fund invests may be treated as items of tax preference for purposes of calculating the Fund’s alternative minimum taxable income. Such items will increase the Fund’s alternative minimum taxable income and increase the likelihood that the Fund will be subject to the alternative minimum tax.

Certain of the Funds’ investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iii) cause the Funds to recognize income or gain without a corresponding receipt of cash, (iv) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, and (v) adversely alter the characterization of certain complex financial transactions.

Infrastructure Debt Fund:  As long as the Infrastructure Debt Fund qualifies for the special tax treatment afforded to RICs under Subchapter M of the Code, the Fund (but not its shareholders) will not be subject to federal income tax on net ordinary income and net realized capital gains that it distributes to Fund shareholders. In order to qualify as a RIC for federal income tax purposes, the Fund must meet specific source-of-income, asset diversification and distribution requirements and be registered as a management company under the 1940 Act at all times during each taxable year. In particular, these diversification requirements provide that, to maintain favorable tax treatment, the Fund may not acquire a security if, as a result, with respect to 50% of the value of its total assets, more than 5% of the value of the Fund’s total assets would be invested in the securities of a single issuer or more than 10% of the outstanding voting securities of an issuer would be held by the Fund. With respect to the remaining 50% of the value of its total assets, the Fund would be limited to holding no more than 25% of its total asset value in the securities of any one issuer, the securities of any two or more issuers that it controls (by owning 20% or more of their voting power) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. This final category includes most MLPs and applies whether the Fund invests in debt or equity of the MLP. These limits apply only as of the end of each quarter of the Fund’s fiscal (taxable) year, and do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to securities issued by other regulated investment companies. Failure to meet any of the tests would disqualify the Fund from RIC tax treatment for the entire year.

The remainder of this discussion assumes that the Infrastructure Debt Fund will qualify for treatment as a RIC each year, but there can be no assurance that it will do so.

Federal Income Taxation of Holders of the Funds’ Shares — U.S. Shareholders

Receipt of Distributions — Select 40 Fund, Alpha Fund, Income Fund, and Alpha Plus Fund.  Distributions made to you by Select 40 Fund, Alpha Fund, Income Fund, and Alpha Plus Fund (other than distributions in redemption of shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of your allocable share of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the types of MLPs in which the Funds intend to invest, the Advisor anticipates that the distributed cash from the MLPs generally will exceed a Fund’s share of the MLPs’ taxable income. Consequently, the Advisor anticipates that only a portion of a Fund’s distributions will be treated as dividend income to you. To the extent that distributions to you exceed your allocable share of a Fund’s current and accumulated earnings and profits, your basis in the Fund’s shares with respect to which the distribution is made will be reduced, which will increase the amount of gain (or decrease the amount of loss) realized upon a subsequent sale or redemption of such shares. To the extent you hold such shares as a capital asset and have no further basis in the shares to offset the distribution, you will report the excess as capital gain. Such gain will be long-term capital gain if you have held the shares for more than one year.

Because the Funds will invest a substantial portion of their assets in MLPs, special rules will apply to the calculation of each Fund’s earnings and profits. For example, each Fund’s earnings and profits will be calculated using a depreciation method that is less favorable than the accelerated depreciation method used for calculating taxable income. This difference in treatment may, for example, result in a Fund’s earnings and profits being higher than the Fund’s taxable income in a particular year if the MLPs in which the Fund invests calculate their income using accelerated depreciation. Because of these differences, a Fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess of the amount of the Fund’s taxable income for such year.

Distributions treated as dividends under the foregoing rules generally will be taxable as ordinary income to you but are generally expected to be treated as “qualified dividend income.” Under federal income tax law, qualified dividend income received by individuals and other noncorporate shareholders is taxed at long-term capital gain rates, which currently reach a maximum of 15%. However, the favorable tax treatment applicable to qualified dividends is set to expire for tax years beginning after December 31, 2012 and, thus, qualifying dividend income will thereafter be subject to U.S. federal income tax at the rates applicable to ordinary income (which rates are scheduled to increase at that time to a maximum rate of 39.6%), unless further Congressional action is taken. For a dividend to constitute qualified dividend income, the shareholder generally must hold the shares paying the dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date, although a longer period may apply if the shareholder engages in certain risk reduction transactions with respect to the common stock.

In addition to constituting qualified dividend income to noncorporate investors, such dividends are expected to be eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Code. However, corporate shareholders should be aware that certain limitations apply to the availability of the dividends received deduction, including rules which limit the deduction in cases where (i) certain holding period requirements are not met, (ii) the corporate shareholder is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property, or (iii) the corporate shareholder’s investment in shares of a particular Fund is financed with indebtedness. Corporate shareholders should consult their own tax advisors regarding the application of these limitations to their particular situations.

If you participate in the Funds’ automatic dividend reinvestment plan, upon a Fund’s payment of a dividend to you, you will be treated for federal income tax purposes as receiving a taxable distribution from such Fund in an amount equal to the fair market value of the shares issued to you under the plan. The portion of such a distribution that is treated as dividend income will be determined under the rules described above.

Receipt of Distributions — Infrastructure Debt Fund.  Distributions by the Infrastructure Debt Fund generally will be taxable to U.S. Shareholders as ordinary income or capital gains. Distributions of net capital gains (which are generally net long-term capital gains in excess of net short-term capital losses) properly designated as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains currently at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. shareholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. As discussed above, distributions in excess of earnings and profits first will reduce a U.S. Shareholder’s adjusted tax basis in such Shareholder’s shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Shareholder. Such capital gain will be long-term capital gain and thus will be taxed at a maximum rate of 15% for taxable years beginning on or before December 31, 2012, if the distributions are attributable to Fund shares held by the U.S. Shareholder for more than one year. To the extent that distributions paid by the Fund are attributable to dividends received from corporations, such distributions may be eligible for the maximum tax rate of 15% currently applicable to qualified dividend income, or for the dividends received deduction, in each case provided that certain holding period and other requirements are met. The favorable rates for qualified dividend income are currently scheduled to increase for taxable years beginning after December 31, 2012.

Any dividend declared by the Infrastructure Debt Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by U.S. Shareholders on December 31 of the year in which the dividend was declared. A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder sells or otherwise disposes of his, her or its shares. Any gain arising from such sale or disposition generally will be treated as long-term capital gain if the U.S. Shareholder has held his, her or its shares for more than one year and such shares are held as capital assets. Otherwise, it would be classified as short-term capital gain. However, any capital loss arising from the sale or disposition of shares of Fund shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares may be disallowed if other Fund shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. Shareholders currently are subject to a maximum federal income tax rate of 15% (for taxable years beginning on or before December 31, 2012) on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in Fund shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. The maximum federal income tax rate on the net capital gain of individual U.S. Shareholders is currently scheduled to increase to 20% for taxable years beginning after December 31, 2012. Corporate U.S. Shareholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate U.S. Shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any net capital losses against ordinary income for a year, but may carry back such losses for three years or carry forward such losses for five years. The Fund will send to each U.S. Shareholder, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. Shareholder’s taxable income for such year as ordinary income (including the portion, if any, taxable at the lower effective rate currently applicable to “qualified dividends”) and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for treatment as “qualified dividends”). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. Shareholder’s particular situation.

Redemptions and Sales of Shares.  A redemption of common shares will be treated as a sale or exchange of such shares, provided the redemption either is not essentially equivalent to a dividend, is a substantially disproportionate redemption, is a complete redemption of a shareholder’s entire interest in a Fund, or is in partial liquidation of such Fund. Redemptions that do not qualify for sale or exchange treatment will be treated as described in “Receipt of Distributions” above. A redemption by the Infrastructure Debt Fund will be treated as a sale or exchange.

Upon a redemption treated as a sale or exchange under the foregoing rules, you generally will recognize capital gain or loss equal to the difference between the cost of your shares and the amount you receive when you sell them. An exchange of shares of a Fund for shares of another fund will be treated as a taxable sale of such Fund’s shares with an amount realized equal to the fair market value of the shares received in the exchange. Any such capital gain or loss will be a long-term capital gain or loss if you held the shares for more than one year at the time of disposition. Long-term capital gains of certain non-corporate common shareholders (including individuals) are currently subject to U.S. federal income taxation at a maximum rate of 15% (scheduled to increase to 20% for taxable years beginning on or after January 1, 2013). The deductibility of capital losses is subject to limitations under the Code.

Investment by Tax-Exempt Investors and Regulated Investment Companies.  Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on their unrelated business taxable income, or UBTI.

An owner of shares of any of the Funds will not report on its federal income tax return any items of income, gain, loss and deduction that are allocated to the Fund from the MLPs in which the Fund invests. Moreover, dividend income from, and gain from the sale of, corporate stock generally does not constitute UBTI unless the corporate stock is debt-financed. Therefore, a tax-exempt investor will not have UBTI attributable to its ownership, sale, or the redemption of any Fund’s shares unless its ownership is debt-financed. In general, shares are considered to be debt-financed if the tax-exempt owner of the shares incurred debt to acquire the shares or otherwise incurred a debt that would not have been incurred if the shares had not been acquired.

Similarly, the income and gain realized from an investment in a Fund’s shares by an investor that is a RIC will constitute qualifying income for the RIC. Furthermore, a Fund’s shares will constitute “qualifying assets” to RICs, which generally must own at least 50% in qualifying assets at the end of each quarter, provided that, in the case of the Funds other than the Infrastructure Debt Fund, the amount of a Fund’s shares owned by the RIC does not constitute more than 5% of the value of the total assets held by the RIC or more than 10% of a Fund’s outstanding voting securities.

Recent Legislation (applicable to all of the Funds).  Recently enacted legislation requires certain U.S. Shareholders who are individuals, estates or trusts to pay an additional 3.8% tax on, among other things, dividends on and capital gains from the sale or other disposition of Fund shares for taxable years beginning after December 31, 2012. U.S. Shareholders should consult their tax advisors regarding the effect, if any, of this legislation on their ownership and disposition of Fund shares.

Federal Income Taxation of Holders of the Funds’ Shares — Non-U.S. Shareholders

For purposes of this summary, the term “Non-U.S. Shareholder” means a beneficial owner of a Fund’s shares that is not a U.S. Shareholder.

Any Non-U.S. Shareholder who is described in one of the cases described below is urged to consult his, her or its own tax advisor regarding the U.S. federal income tax consequences of the redemption, sale, exchange or other disposition of common shares.

Receipt of Distributions.  Except as discussed below, distributions by a Fund will be treated as dividends for U.S. federal income tax purposes to the extent paid from such Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Dividends paid by a Fund to a Non-U.S. Shareholder generally will be subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty. If an income tax treaty applies to a Non-U.S. Shareholder, the Non-U.S. Shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under the treaty in order to obtain a reduced rate of withholding tax. However, if the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States of the Non-U.S. Shareholder. Such distributions will be subject to federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the Non-U.S. Shareholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided for an applicable treaty), and the Fund will not be required to withhold federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. Shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

For taxable years beginning before January 1, 2012, interest-related dividends and short-term capital gain dividends paid by a RIC such as the Infrastructure Debt Fund are not subject to withholding. It is possible that legislation may be enacted extending these rules to later periods.

If the amount of a distribution exceeds a Non-U.S. Shareholder’s allocable share of the Fund’s current and accumulated earnings and profits, such excess will be treated for U.S. federal income tax purposes as a tax-free return of capital to the extent of the Non-U.S. Shareholder’s tax basis in such Fund’s shares. To the extent that any distribution received by a Non-U.S. Shareholder exceeds the sum of (i) such Non-U.S. Shareholder’s allocable share of a Fund’s current and accumulated earnings and profits and (ii) such Non-U.S. Shareholder’s tax basis in such Fund’s shares, such excess will be treated as gain from the sale of the shares and will be taxed as described in “Redemptions and Sales of Shares” below.

Distributions by the Infrastructure Debt Fund of net capital gains (i.e., net long-term capital gains in excess of short-term capital losses) to a Non-U.S. Shareholder will not be subject to federal withholding tax and generally will not be subject to federal income tax unless (a) the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder and, if an income tax treaty applies, are attributable to a permanent establishment or fixed base maintained by the Non-U.S. Shareholder in the United States, or (b) the Non-U.S. Shareholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied.

Redemptions and Sales of Shares.  A redemption of common shares will be treated as a sale or exchange of such shares, provided the redemption either is not essentially equivalent to a dividend, is a substantially disproportionate redemption, is a complete redemption of a shareholder’s entire interest in a Fund, or is in partial liquidation of such Fund. Redemptions that do not qualify for sale or exchange treatment will be treated as described in “Receipt of Distributions” above. A redemption by the Infrastructure Debt Fund will be treated as a sale or exchange.

A Non-U.S. Shareholder generally will not be subject to U.S. federal income tax on gain realized on a redemption that is treated as a sale or exchange for U.S. federal income tax purposes, or on gain realized on the sale, exchange or other non-redemption disposition of a Fund’s shares, except in the following cases:

•	the gain is effectively connected with a trade or business of the Non-U.S. Shareholder in the U.S. (and, if the Non-U.S. Shareholder is a qualifying resident of a country with which the U.S. has a tax treaty, such gain is attributable to a permanent establishment maintained by such Non-U.S. Shareholder in the U.S.),
•	the Non-U.S. Shareholder is an individual who is present in the U.S. for 183 days or more in the taxable year of disposition and who has a “tax home” in the U.S., or
•	a Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the common shares or, if shorter, within the period during which the Non-U.S. Shareholder has held the common shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests as defined in the Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. A Fund may be, or may prior to a Non-U.S. Shareholder’s disposition of common shares become, a U.S. real property holding corporation.

Any Non-U.S. Shareholder who is described in one of the foregoing cases is urged to consult his, her or its own tax advisor regarding the U.S. federal income tax consequences of the redemption, sale, exchange or other disposition of common shares.

Recent Legislation (applicable to all of the Funds).  Recently-enacted legislation generally imposes a U.S. withholding tax of 30% on payments to certain foreign entities, after December 31, 2012, of U.S.-source dividends and the gross proceeds from dispositions of stock that produces U.S.-source dividends, unless various U.S. information reporting and due diligence requirements that are different from, and in addition to, the beneficial owner certification requirements described above have been satisfied. The U.S. Treasury Department and the IRS have indicated that future regulatory guidance will provide for a phased-in implementation of these provision, with withholding on withholdable payments, other than gross proceeds, to begin on January 1, 2014, withholding on withholdable payments in the form of gross proceeds to begin on January 1, 2015, and withholding on certain “pass-thru payments” to begin no earlier than January 1, 2017.

Non-U.S. Shareholders should consult their tax advisors regarding the effect, if any, of this legislation on their ownership and sale or disposition of Fund shares.

Backup Withholding

Federal regulations generally require the Fund to withhold and remit to the U.S. Treasury a “backup withholding” tax with respect to dividends and the proceeds of any redemption paid to you if you fail to furnish the Fund or the Fund’s paying agent with a properly completed and executed IRS Form W-9, Form W-8BEN, or other applicable form. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines that your tax identification number (“TIN”) is incorrect or if you have failed to properly report taxable dividends or interest on a federal tax return. A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner’s federal income tax return. The backup withholding rate is currently 28% and is scheduled to increase on January 1, 2013.

The foregoing discussion regarding federal and state taxation is for general information only. It is based on tax laws and regulations as in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. You should consult your own tax advisors concerning the federal, state, local, and foreign tax consequences of an investment in a Fund.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the fiscal year ended November 30, 2011, unless otherwise noted. Certain information reflects financial results for a single Fund share. The total returns in each Fund’s table represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and distributions). Except as noted below, each Fund’s financial highlights were audited by Cohen Fund Audit Services, Ltd., the Funds’ independent registered public accounting firm. The report of Cohen Fund Audit Services, Ltd., along with the Funds’ financial statements, is found in the Funds’ Annual Report, which you may obtain upon request.

The Alpha Plus Fund and Infrastructure Debt Fund commenced operations on December 30, 2011. Therefore, financial highlights are not available as of the date of this Prospectus.

	Per Share Data
		Income From Investment Operations			Distributions
	Net Asset Value, Beginning of Year	Net investment gain/(loss)(1)	Return of Capital(1)	Net Realized and Unrealized Gains (losses)(2)	Increase (Decrease) from Investment Operations	Return of Capital	Total Distributions	Net Asset Value, End of Year	Total Return(3)
SteelPath Select 40 Fund
Class A Shares
For the year ended 11/30/2011	$10.74	(0.07)	0.44	0.14	0.51	(0.69)	(0.69)	$10.56	4.85%
For the period from 3/31/2010 – 11/30/2010(4)	$10.00	(0.03)	0.30	0.96	1.23	(0.49)	(0.49)	$10.74	12.63	%(5)(6)
Class C Shares
For the period ended 11/30/2011(7)	$10.90	(0.05)	0.22	(0.14)	0.03	(0.35)	(0.35)	$10.58	0.33	%(6)
Class I Shares
For the year ended 11/30/2011	$10.78	(0.06)	0.43	0.17	0.54	(0.69)	(0.69)	$10.63	5.12%
For the period from 3/31/2010 – 11/30/2010(4)	$10.00	(0.02)	0.30	0.99	1.27	(0.49)	(0.49)	$10.78	13.04	%(5)(6)
Class Y Shares
For the year ended 11/30/2011	$10.78	(0.06)	0.41	0.18	0.53	(0.69)	(0.69)	$10.62	5.02%
For the period from 3/31/2010 – 11/30/2010(4)	$10.00	(0.02)	0.27	1.02	1.27	(0.49)	(0.49)	$10.78	13.04	%(5)(6)
SteelPath Alpha Fund
Class A Shares
For the year ended 11/30/2011	$10.71	(0.10)	0.43	0.02	0.35	(0.68)	(0.68)	$10.38	3.32%
For the period from 3/31/2010 – 11/30/2010(4)	$10.00	(0.05)	0.28	0.97	1.20	(0.49)	(0.49)	$10.71	12.24	%(5)(6)
Class C Shares
For the period ended 11/30/2011(8)	$10.05	(0.04)	0.14	0.42	0.52	(0.17)	(0.17)	$10.40	5.19	%(6)
Class I Shares
For the year ended 11/30/2011	$10.73	(0.08)	0.42	0.04	0.38	(0.68)	(0.68)	$10.43	3.60%
For the period from 3/31/2010 – 11/30/2010(4)	$10.00	(0.04)	0.27	0.99	1.22	(0.49)	(0.49)	$10.73	12.44	%(5)(6)
SteelPath Income Fund
Class A Shares
For the year ended 11/30/2011	$10.83	(0.09)	0.47	(0.24)	0.14	(0.83)	(0.83)	$10.14	1.27%
For the period from 3/31/2010 – 11/30/2010(4)	$10.00	(0.04)	0.31	1.00	1.27	(0.44)	(0.44)	$10.83	13.10	%(5)(6)
Class C Shares
For the period ended 11/30/2011(9)	$10.66	(0.06)	0.26	(0.34)	(0.14)	(0.39)	(0.39)	$10.13	(1.31	)%(6)
Class I Shares
For the year ended 11/30/2011	$10.84	(0.08)	0.47	(0.23)	0.16	(0.83)	(0.83)	$10.17	1.46%
For the period from 3/31/2010 – 11/30/2010(4)	$10.00	(0.03)	0.29	1.02	1.28	(0.44)	(0.44)	$10.84	13.20	%(5)(6)

(1)	Calculated based on average shares outstanding during the period.

(2)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.
(3)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of Fund distributions.
(4)	The net asset value for the beginning of the period close of business March 31, 2010 (Commencement of Operations) though November 30, 2010 represents the initial contribution per share of $10.
(5)	Represents performance beginning on the first day of security trading (close of business March 31, 2010).
(6)	Not annualized
(7)	Class C Shares commenced operations at the close of business July 14, 2011.
(8)	Class C Shares commenced operations at the close of business August 25, 2011.
(9)	Class C Shares commenced operations at the close of business June 10, 2011.

	Ratios/Supplemental Data
		Ratio of Expenses to Avg Net Assets									Ratio of Net Investment Loss to Average Net Assets
	Net Assets, End of Year (000’s)	Before Waivers and Income Tax Expense		Expense Waiver	Net of Waivers and Before Income Tax Expense		Deferred Tax Expense/ (Benefit)(1)		Total Expenses		Before Waivers and Income Tax Expense	Expense Waiver	Net of Waivers and Before Income Tax Expense	Deferred Tax Benefit(2)		Net Investment Loss	Portfolio turnover rate
SteelPath Select 40 Fund
Class A Shares
For the year ended 11/30/2011	$114,930	1.23%		(0.13%)	1.10%		1.94%		3.04%		(1.23%)	(0.13%)	(1.10%)	0.41%		(0.69%)	10%
For the period from 3/31/2010 – 11/30/2010(3)	$45,575	1.45	%(4)	(0.35%)(4)	1.10	%(4)	14.65	%(4)	15.75	%(4)	(1.08%)(4)	(0.35%)(4)	(0.73%)(4)	0.29	%(4)	(0.44%)(4)	15	%(5)
Class C Shares
For the period ended 11/30/2011(6)	$2,895	4.29	%(4)	(2.44%)(4)	1.85	%(4)	0.82	%(4)	2.67	%(4)	(4.29%)(4)	(2.44%)(4)	(1.85%)(4)	0.69	%(4)	(1.16%)(4)	10	%(5)
Class I Shares
For the year ended 11/30/2011	$455,321	0.97%		(0.12%)	0.85%		2.18%		3.03%		(0.97%)	(0.12%)	(0.85%)	0.31%		(0.54%)	10%
For the period from 3/31/2010 – 11/30/2010(3)	$186,270	1.52	%(4)	(0.71%)(4)	0.81	%(4)	14.52	%(4)	15.33	%(4)	(1.19%)(4)	(0.71%)(4)	(0.48%)(4)	0.19	%(4)	(0.29%)(4)	15	%(5)
Class Y Shares
For the year ended 11/30/2011	$89,244	0.97%		(0.12%)	0.85%		1.88%		2.73%		(0.96%)	(0.12%)	(0.84%)	0.31%		(0.53%)	10%
For the period from 3/31/2010 – 11/30/2010(3)	$96,020	1.11	%(4)	(0.26%)(4)	0.85	%(4)	15.06	%(4)	15.91	%(4)	(0.76%)(4)	(0.26%)(4)	(0.50%)(4)	0.20	%(4)	(0.30%)(4)	15	%(5)
SteelPath Alpha Fund
Class A Shares
For the year ended 11/30/2011	$108,422	1.67%		(0.17%)	1.50%		1.68%		3.18%		(1.67%)	(0.17%)	(1.50%)	0.56%		(0.94%)	14%
For the period from 3/31/2010 – 11/30/2010(3)	$31,525	1.94	%(4)	(0.44%)(4)	1.50	%(4)	12.93	%(4)	14.43	%(4)	(1.59%)(4)	(0.44%)(4)	(1.15%)(4)	0.46	%(4)	(0.69%)(4)	7	%(5)
Class C Shares
For the period ended 11/30/2011(7)	$316	22.80	%(4)	(20.55%)(4)	2.25	%(4)	12.37	%(4)	14.62	%(4)	(22.80%)(4)	(20.55%)(4)	(2.25%)(4)	0.84	%(4)	(1.41%)(4)	14	%(5)
Class I Shares
For the year ended 11/30/2011	$452,154	1.37%		(0.12%)	1.25%		0.75%		2.00%		(1.37%)	(0.12%)	(1.25%)	0.46%		(0.79%)	14%
For the period from 3/31/2010 – 11/30/2010(3)	$168,652	1.54	%(4)	(0.29%)(4)	1.25	%(4)	13.14	%(4)	14.39	%(4)	(1.20%)(4)	(0.29%)(4)	(0.91%)(4)	0.36	%(4)	(0.55%)(4)	7	%(5)
SteelPath Income Fund
Class A Shares
For the year ended 11/30/2011	$172,056	1.62%		(0.27%)	1.35%		(0.77%)		0.58%		(1.61%)	(0.27%)	(1.34%)	0.50%		(0.84%)	24%
For the period from 3/31/2010 – 11/30/2010(3)	$58,464	1.93	%(4)	(0.58%)(4)	1.35	%(4)	17.05	%(4)	18.40	%(4)	(1.54%)(4)	(0.58%)(4)	(0.96%)(4)	0.39	%(4)	(0.57%)(4)	15	%(5)
Class C Shares
For the period ended 11/30/2011(8)	$2,826	4.44	%(4)	(2.34%)(4)	2.10	%(4)	(1.31%)(4)		0.79	%(4)	(4.44%)(4)	(2.34%)(4)	(2.10%)(4)	0.79	%(4)	(1.31%)(4)	24	%(5)
Class I Shares
For the year ended 11/30/2011	$84,506	1.37%		(0.27%)	1.10%		(0.65%)		0.45%		(1.37%)	(0.27%)	(1.10%)	0.41%		(0.69%)	24%
For the period from 3/31/2010 – 11/30/2010(3)	$68,368	1.62	%(4)	(0.52%)(4)	1.10	%(4)	17.22	%(4)	18.32	%(4)	(1.24%)(4)	(0.52%)(4)	(0.72%)(4)	0.29	%(4)	(0.43%)(4)	15	%(5)

(1)	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
(2)	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.
(3)	The net asset value for the beginning of the period close of business March 31, 2010 (Commencement of Operations) though November 30, 2010 represents the initial contribution per share of $10.
(4)	Annualized
(5)	Not annualized
(6)	Class C Shares commenced operations at the close of business July 14, 2011.
(7)	Class C Shares commenced operations at the close of business August 25, 2011.
(8)	Class C Shares commenced operations at the close of business June 10, 2011.

GENERAL INFORMATION

Administrator and Transfer Agent

UMB Fund Services, Inc. serves as the administrator, transfer agent and dividend disbursing agent to the Trust and each of the Funds. Shareholders of the Funds may contact the Transfer Agent with any questions regarding their transactions in shares of the Funds and account balances.

Custodian

UMB Bank, n.a. serves as custodian for the Trust and each of the Funds. In that capacity, it maintains custody of all securities and cash assets of the Funds. The custodian is authorized to hold the Funds’ investments in securities depositories and with sub-custodians approved by the Funds.

Distributor

UMB Distribution Services, LLC serves as the principal distributor for the Funds pursuant to a Distribution Agreement for the purpose of acting as statutory underwriter to facilitate the distribution of shares of the Funds.

INVESTMENT ADVISOR

SteelPath Fund Advisors, LLC

2100 McKinney Ave, Suite 1401
Dallas, Texas 75201

ADMINISTRATOR AND
TRANSFER AGENT

UMB Fund Services, Inc.

803 West Michigan Street
Milwaukee, Wisconsin 53233

CUSTODIAN

UMB Bank, n.a.

1010 Grand Boulevard
Kansas City, Missouri 64106

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy, Suite 1100
Westlake, Ohio 44145

DISTRIBUTOR

UMB Distribution Services, LLC

803 West Michigan Street
Milwaukee, Wisconsin 53233

LEGAL COUNSEL

K&L Gates LLP

1601 K Street NW
Washington, DC 20006

Annual/Semi-Annual Reports

Additional information about the Funds’ investments is available in each Fund’s annual and semi-annual reports to shareholders. The annual reports contain a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recently completed fiscal year.

Statement of Additional Information

The SAI provides more details about the Funds and their policies. The current SAI is on file with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

To Obtain Information

The SAI and each Fund’s annual and semi-annual reports to shareholders are available, without charge, upon request. To obtain a free copy of the SAI, annual report or semi-annual report, to request other information about the Funds, or if you have questions about the Funds:

By Internet

Go to www.steelpath.com.

By Telephone

Call 888-614-6614 or your securities dealer.

By Mail

Write to:
SteelPath Fund Advisors, LLC
2100 McKinney Ave, Suite 1401
Dallas, Texas 75201

From the SEC

Information about the Funds (including the SAI) can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File Number 811-22363

SteelPath MLP Select 40 Fund

Class A Shares (MLPFX)
Class C Shares (MLPEX)
Class I Shares (MLPTX)
Class Y Shares (MLPYX)

SteelPath MLP Alpha Fund

Class A Shares (MLPAX)
Class C Shares (MLPGX)
Class I Shares (MLPOX)

SteelPath MLP Income Fund

Class A Shares (MLPDX)
Class C Shares (MLPRX)
Class I Shares (MLPZX)

SteelPath MLP Alpha Plus Fund

Class A Shares (MLPLX)
Class C Shares (MLPMX)
Class I Shares (MLPNX)

SteelPath MLP and Infrastructure Debt Fund

Class A Shares (MLPUX)
Class C Shares (MLPVX)
Class I Shares (MLPWX)

Each, a Series of The SteelPath MLP Funds Trust

2100 McKinney Ave, Suite 1401
Dallas, Texas 75201

Statement of
Additional Information
Dated March 30, 2012

This Statement of Additional Information (the “SAI”) is not a prospectus. It supplements the information contained in the Prospectus dated March 30, 2012 (the “Prospectus”) for the funds that are series (collectively, the “Funds”) of the SteelPath MLP Funds Trust (the “Trust”), an open-end management investment company (or mutual fund) organized on December 1, 2009, as a statutory trust under the laws of the State of Delaware. This SAI is intended to provide you with additional information regarding the activities and operations of the Funds and the Trust, and it should be read in conjunction with the Prospectus, which is incorporated herein by reference.

To obtain a copy of the Prospectus, please write to SteelPath Fund Advisors, LLC, 2100 McKinney Ave, Suite 1401, Dallas, Texas 75201, call 888-614-6614 or go online to www.steelpath.com.

The Trust’s audited financial statements are incorporated herein by reference from the Trust’s annual report for the fiscal year ended November 30, 2011, which has been filed with the Securities and Exchange Commission (the “SEC”) and provided to all shareholders. For a copy, without charge, of the Trust’s annual report to shareholders, please write to SteelPath Fund Advisors, LLC, 2100 McKinney Ave, Suite 1401, Dallas, Texas 75201, call 888-614-6614 or go online to www.steelpath.com.

The Funds seek to provide capital appreciation and/or current income. The Funds are managed by SteelPath Fund Advisors, LLC (the “Advisor”). Shares of the Funds are distributed on a continuous basis at their current net asset value (“NAV”) per share by UMB Distribution Services, LLC (the “Distributor”).

i

THE FUNDS

The Funds may issue an unlimited number of shares of beneficial interest. All shares of a Fund have equal rights and privileges. Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of a Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by such Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of a Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share. Each Fund offers three different share classes, Class A, Class C and Class I, and the SteelPath MLP Select 40 Fund also offers a Class Y Share. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different distribution fees; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees (“Board” or “Trustees”) may classify and reclassify the shares of the Funds into additional classes of shares at a future date. The Board may establish additional series and offer shares of new series of the Trust at any time.

Under the Trust’s Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal or until the election and qualification of his successor. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. Under normal circumstances, no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Declaration of Trust or the 1940 Act. Prior to February 12, 2010, the name of the Trust was the Alerian MLP Funds Trust. Shortly thereafter, the name of each of the Alerian MLP Select 40 Fund, Alerian MLP Alpha Fund and Alerian MLP Income Fund was changed to SteelPath MLP Select 40 Fund (“Select 40 Fund”), SteelPath MLP Alpha Fund (“Alpha Fund”) and SteelPath MLP Income Fund (“Income Fund”), respectively.

Diversification

As a “diversified” investment company, the Select 40 Fund, with respect to 75% of its total assets, must limit its investment in any single issuer to not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer (except that these limitations do not apply to cash and cash items, investments in U.S. Government Securities and investments in securities of other investment companies).

The Alpha Fund, Income Fund, SteelPath MLP Alpha Plus Fund (“Alpha Plus Fund”) and SteelPath MLP and Infrastructure Debt Fund (“Infrastructure Debt Fund”) are “non-diversified” under the 1940 Act, which means that the Funds may invest a greater portion of their assets in a more limited number of issuers than a diversified fund. An investment in the Funds may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer, or the effects of a single economic, political or regulatory event, may cause greater fluctuations in the value of the Funds’ shares.

Although the Infrastructure Debt Fund is non-diversified under the 1940 Act, it is subject to the diversification rules of the Internal Revenue Code that apply to regulated investment companies (“RICs”). These rules provide that, to maintain favorable tax treatment, the Fund may not acquire a security if, as a result, with respect to 50% of the value of its total assets, more than 5% of the value of the Fund’s total assets would be invested in the securities of a single issuer or more than 10% of the outstanding voting securities of

1

an issuer would be held by the Fund. With respect to the remaining 50% of the value of its total assets, the Fund would be limited to holding no more than 25% of its total asset value in the securities of any one issuer, the securities of any two or more issuers that the Fund controls (by owning 20% or more of their voting power) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (a category that includes most master limited partnerships (“MLPs”). These limits apply only as of the end of each quarter of the Fund’s fiscal (taxable) year, and do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to securities issued by other regulated investment companies.

Portfolio Turnover

Although the Funds generally do not engage in short-term trading, portfolio securities may be sold without regard to the time they have been held when investment considerations warrant such action. Each Fund’s portfolio turnover rate for the last fiscal year is disclosed in the Prospectus in the section titled, “Portfolio Turnover.” A higher portfolio turnover rate would result in higher brokerage costs to a Fund and could also result in the greater realization of capital gains that will be subject to tax, including short-term gains, which will be taxable to shareholders at ordinary income tax rates.

2

INVESTMENT STRATEGIES AND RISKS

The Prospectus contains information concerning each Fund’s investment objectives and principal investment strategies and risks. This Statement of Additional Information provides additional information concerning certain securities and strategies used by the Funds and their associated risks.

In pursuing its investment objectives, each Fund will invest as described below and in the Funds’ Prospectus, subject to applicable investment restrictions. The table below indicates whether a Fund invests in the securities and instruments listed below as part of its principal (P) or non-principal (N) investment strategies. In the table below, the absence of a (P) or an (N) indicates that the Fund may not invest in the relevant instrument.

INVESTMENTS AND INVESTMENT-RELATED PRACTICES	Select 40 Fund	Alpha Fund	Income Fund	Alpha Plus Fund	Infrastructure Debt Fund
Borrowings				P	P
Caps, Floors and Collars	N	N	N	N	N
Derivatives	N	N	N	N	N
Energy Infrastructure Industry	P	P	P	P	P
Equity Securities	N	N	N	N	P
Common Stocks	N	N	N	N	P
Convertible Securities	N	N	N	N	P
Preferred Stock	N	N	N	N	P
Warrants and Rights	N	N	N	N	P
ETNs				P	P
Fixed Income Securities				P (short term)	P
Bank Loans				N	P
Corporate Debt Securities				N	P
Floating Rate Securities				N	P
High Yield and Lower-Rated Securities				N	P
Greenfield Projects	N (equity only)	N (equity only)	N (equity only)	N	P
Investment Companies and ETFs	P	P	P	P	P
Limited Liability Company Common Units	N	N	N	N	P
MLPs	P (equity only)	P (equity only)	P (equity only)	P (equity) N (debt)	P
MLP Affiliates and I-Shares	N (equity only)	N (equity only)	N (equity only)	N	P
Money Market Instruments	N (Other than debt)	N (Other than debt)	N (Other than debt)	P	P
Bank Obligations	P	P	P	P	P
Bankers Acceptances	P	P	P	P	P
Commercial Paper				P	P
Cash and Cash Equivalents	P (other than debt)	P (other than debt)	P (other than debt)	P	P
Pay-in-Kind (PIK) Securities	N (equity only)	N (equity only)	N (equity only)	N	P
Private Equity and Debt Investments	N (equity only)	N (equity only)	N (equity only)	N	P
Private Investments in Public Equity (PIPEs)	N	N	N	N	P
Repurchase Agreements				P	P
Restricted Securities and Illiquid Investments	N	N	N	N	P
Reverse Repurchase Agreements				N	N
Senior Loans					P
Structured Notes	N	N	N	N	N
Swap Agreements	N	N	N	N	N
U.S. Government Securities				P	P
Zero Coupon and Step-Up Securities				N	N

3

Borrowings

A Fund may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of a Fund’s total assets (including the amount borrowed). A Fund also may borrow up to an additional 5% of its total assets for temporary purposes. A Fund may borrow to leverage or increase their portfolio holdings. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires a Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows the Funds to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, a Fund may be required to dispose of some of its portfolio holdings within 3 days (not including Sundays and holidays) in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of portfolio holdings at that time.

The use of leverage through borrowings involves special risks. A Fund’s assets generally will fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with their lender. As a result, each Fund’s NAV per share will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest which a Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which may reduce or eliminate any net investment income and could offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the Fund’s investment performance compared with what it would have been without leverage.

The Funds also may borrow money to facilitate management of a Fund’s portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

The Funds’ ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. Upon the expiration of the term of a credit arrangement, the lender may not be willing to extend further credit to a Fund or may only be willing to do so at an increased cost to the Fund. If the Fund is not able to extend its credit arrangement, it may be required to liquidate holdings to repay amounts borrowed from the lender. Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Advisor from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Caps, Floors and Collars

A Fund may enter into caps, floors and collars relating to securities, interest rates or currencies. In a cap or floor, the buyer pays a premium (which is generally, but not always a single up-front amount) for the right to receive payments from the other party if, on specified payment dates, the applicable rate, index or asset is greater than (in the case of a cap) or less than (in the case of a floor) an agreed level, for the period involved and the applicable notional amount. A collar is a combination instrument in which the same party buys a cap and sells a floor. Depending upon the terms of the cap and floor comprising the collar, the premiums will partially or entirely offset each other. The notional amount of a cap, collar or floor is used to calculate payments, but is not itself exchanged. A Fund may be both a buyer and a seller of these instruments. In addition, a Fund may engage in combinations of put and call options on securities (also commonly known as

4

collars), which may involve physical delivery of securities. Like swaps, caps, floors and collars are very flexible products. The terms of the transactions entered by the Funds may vary from the typical examples described here.

Derivatives Strategies

General.  A Fund may use certain derivative strategies such as options (traded on an exchange and OTC, or otherwise), futures contracts (sometimes referred to as “futures”), options on futures contracts and forward contracts (collectively, “Financial Instruments”) as a substitute for a comparable market position in any MLP or other underlying security, for leverage, to attempt to hedge or limit the exposure of the Fund’s position, to collateralize cash, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions. The Select 40 Fund, Alpha Fund and Income Fund will not use derivatives for investment purposes. For a discussion regarding swap agreements, please see the section entitled, “Swap Agreements” below.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, a Fund’s ability to use Financial Instruments will be limited by tax considerations. Pursuant to a claim for exemption filed with the National Futures Association, a Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act (“CEA”) and is not subject to registration or regulation as such under the CEA. However, the registration exclusion was amended in February 2012. If a Fund previously qualified for the exclusion under Rule 4.5, and the Fund does not qualify for the amended exclusion, it will have to register with the CFTC on the later of December 31, 2012, or within 60 days after the CFTC adopts final rules defining “swaps” and establishing margin requirements for such instruments. Each Fund is subject to the risk that a change in U.S. law and related regulations will impact the way a Fund operates, increase the particular costs of a Fund’s operations and/or change the competitive landscape. In this regard, any further amendment to the CEA or its related regulations that subject a Fund to additional regulation may have adverse impacts on a Fund’s operations and expenses.

In addition to the instruments, strategies and risks described below and in the Prospectus, the Advisor may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the Advisor develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Advisor may utilize these opportunities to the extent that they are consistent with the Funds’ investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities. The Funds’ Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks.  The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1)  Successful use of most Financial Instruments depends upon the Advisor’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by The Advisor may still not result in a successful transaction. The Advisor may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

(2)  Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

5

(3)  As described below, a Fund is required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If a Fund is unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that a Fund sell a portfolio security at a disadvantageous time. A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(4)  Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.

Cover.  Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover or accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options.  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange® (“CBOE®”), the Exchange and other exchanges, as well as the OTC markets.

By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

6

Risks of Options on Securities.  Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of a counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to affect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices.  An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500® Index, the NYSE Composite Index or the AMEX® Major Market Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by The Advisor are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that a Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

7

Risks of Options on Indices.  If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Forward Contracts.   The Funds may enter into equity, equity index or interest rate forward contracts for purposes of attempting to gain exposure to an index or group of securities without actually purchasing these securities, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed-upon date. Because they are two-party contracts and because they may have terms greater than seven days, forward contracts may be considered to be illiquid for a Fund’s illiquid investment limitations. The Funds will not enter into any forward contract unless the Advisor believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor.

Futures Contracts and Options on Futures Contracts.  A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.

When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When a Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of a Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. The Funds only purchase and sell futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Initial margin is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin represents a daily settlement of a Fund’s obligations to or from a futures commission merchant. When a Fund purchases

8

an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund is unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon.  The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Risks Associated with Commodity Futures Contracts.  There are several additional risks associated with transactions in commodity futures contracts.

Storage.  Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment.  In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators

9

in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors.  The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.

Hybrids.  A Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. A hybrid could be, for example, a bond issued by an oil company that pays a small base level of interest, in addition to interest that accrues when oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in a Fund’s NAV. Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investment in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Combined Positions.  A Fund may purchase and write options in combination with each other. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Energy Infrastructure Industry

The MLPs in which the Funds invest are engaged in the: (i) gathering, transporting, processing, treating, terminalling, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal, (ii) the acquisition, exploitation and development of crude oil, natural gas and natural gas liquids, (iii) processing, treating, and refining of natural gas liquids and crude oil, and (iv) owning,

10

managing and transporting alternative energy infrastructure assets, including alternative fuels such as ethanol, hydrogen and biodiesel. These MLPs are subject to many of the risks associated with investments in the energy infrastructure companies, including the following:

Commodity Risks.  The return on a Fund’s investments will depend on the margins received by MLPs and energy infrastructure companies for the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal. These margins may fluctuate widely in response to a variety of factors including global and domestic economic conditions, weather conditions, natural disasters, the supply and price of imported energy commodities, the production and storage levels of energy commodities in certain regions or in the world, political instability, terrorist activities, transportation facilities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices also may make it more difficult for MLPs and energy infrastructure companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Supply and Demand Risks.  A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a reduction in the volume of such commodities available for transportation, mining, processing, storage or distribution, or a sustained decline in demand for such commodities, may adversely affect the financial performance or prospects of MLPs and energy infrastructure companies. MLPs and energy infrastructure companies are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, growing interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

Operational Risks.  MLPs and energy infrastructure companies are subject to various operational risks, such as disruption of operations, inability to timely and effectively integrate newly acquired assets, unanticipated operation and maintenance expenses, lack of proper asset integrity, underestimated cost projections, inability to renew or increased costs of rights of way, failure to obtain the necessary permits to operate and failure of third-party contractors to perform their contractual obligations. Thus, some MLPs and energy infrastructure companies may be subject to construction risk, acquisition risk or other risks arising from their specific business strategies.

Acquisition Risks.  The ability of MLPs and energy infrastructure companies to grow and, where applicable, to increase dividends or distributions to their equity holders can be highly dependent on their ability to make acquisitions of energy businesses that result in an increase in free cash flow. In the event that such companies are unable to make such accretive acquisitions because they are unable to identify attractive acquisition candidates or negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth and ability to make or raise dividends or distributions will be limited and their ability to repay their debt and make payments to preferred equity holders may be weakened. Furthermore, even if these companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in free cash flow.

Regulatory Risks.  MLPs and energy infrastructure companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. For example, many state and federal environmental laws provide for civil penalties as well as regulatory remediation, thus adding to the potential liability an MLP or energy infrastructure company may face. More extensive laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs and energy infrastructure companies.

11

Rising Interest Rate Risks.  The values of debt and equity securities of MLPs and energy infrastructure companies in our portfolio are susceptible to decline when interest rates rise. Accordingly, the market price of a Fund’s common stock may decline when interest rates rise. Rising interest rates could adversely impact the financial performance of these companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner.

Terrorism Risks.  The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the economy and the securities markets. United States military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy and the stock market. Uncertainty surrounding military strikes or actions or a sustained military campaign may affect an MLP’s or energy infrastructure company’s operations in unpredictable ways, including disruptions of fuel supplies and markets, and transmission and distribution facilities could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that energy assets, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.

Weather Risks.  Extreme weather patterns, such as Hurricane Ivan in 2004 and Hurricane Katrina in 2005, or environmental hazards, such as the BP oil spill in 2010, could result in significant volatility in the supply of energy and power and could adversely impact the value of the debt and equity securities of the MLPs and energy infrastructure industry in which the Funds invest. This volatility may create fluctuations in commodity prices and earnings of MLPs and energy infrastructure companies.

Catastrophe Risk.  The operations of MLPs and energy infrastructure companies are subject to many hazards inherent in the transporting, processing, storing, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, coal, refined petroleum products or other hydrocarbons, or in the exploring, managing or producing of such commodities, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all MLPs and energy infrastructure companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect an MLP’s or energy infrastructure company’s operations and financial condition and the securities issued by the company.

Competition Risk.  The MLPs and energy infrastructure companies may face substantial competition in acquiring assets, expanding or constructing assets and facilities, obtaining and retaining customers and contracts, securing trained personnel and operating their assets. Many of their competitors, including major oil companies, independent exploration and production companies, MLPs and other diversified energy companies, will have superior financial and other resources.

Depletion and Exploration Risk.  Energy reserves naturally deplete as they are produced over time. Many energy companies are either engaged in the production of natural gas, natural gas liquids, crude oil, or coal, or are engaged in transporting, storing, distributing and processing these items or their derivatives on behalf of shippers. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources or, through acquisitions. The financial performance of MLPs and energy infrastructure companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the depleted reserves. If an MLP or energy infrastructure company fails to add reserves by acquiring or developing them, its reserves and production will decline over time as the reserves are produced. If an MLP or energy infrastructure company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.

Financing Risk.  Some MLPs and energy infrastructure companies may rely on capital markets to raise money to pay their existing obligations. Their ability to access the capital markets on attractive terms or at all

12

may be affected by any of the risk factors associated with MLPs and energy infrastructure companies described above, by general economic and market conditions or by other factors. This may in turn affect their ability to satisfy their obligations to us. In addition, certain MLPs and energy infrastructure companies are dependent on their parents or sponsors for a majority of their revenues.

Equity Securities

Common Stocks

A Fund may invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Convertible Securities

Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. When investing in convertible securities, a Fund may invest in the lowest credit rating category. Certain convertible securities that may be considered high yield securities.

Preferred Stock

A Fund may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. When investing in preferred stocks, the Funds may invest in the lowest credit rating category.

Warrants and Rights

A Fund may purchase warrants and rights, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration, but they usually do not have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

ETNs

Exchange-traded notes (“ETNs”) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced

13

by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN; therefore, the value of the index underlying the ETN must increase significantly in order for an investor in an ETN to receive at least the principal amount of the investment at maturity or upon redemption. A Fund’s decision to sell ETN holdings may be limited by the availability of a secondary market.

Fixed Income Securities

Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause a Fund’s net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. A decline in the credit rating of an individual security held by a Fund may have an adverse impact on its price. The Funds do not have a policy regarding the maturity or duration of any or all of its securities. Holding long duration and long maturity debt investments will magnify certain risks, including interest rate risk and credit risk. This risk is known as duration risk. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations.

In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund having to reinvest its proceeds in lower yielding securities. Conversely, extension risk is the risk that, if interest rates rise rapidly, repayments of principal of certain fixed income securities, may occur at a slower rate than expected and the expected maturity of these securities could lengthen as a result. Securities that are subject to extension risk generally have greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Bank Loans

Bank loan interests are a form of direct debt instrument in which a Fund may invest by taking an assignment of all or a portion of an interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution. The Funds may invest in secured and unsecured bank loans. Many banks have been weakened by the recent financial crisis, and it may be difficult for a Fund to obtain an accurate picture of a lending bank’s financial condition. Bank loans are subject to the same risks as other fixed income instruments described in this section.

Corporate Debt Securities

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

The Alpha Plus Fund and Infrastructure Debt Fund may invest in investment grade corporate debt securities of any rating or maturity. Investment grade corporate bonds are those rated BBB or better by S&P®

14

or Baa or better by Moody’s. Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. The Funds may also invest in unrated securities.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Floating Rate Securities

Floating rate debt securities provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on floating rate securities ordinarily is determined by reference to LIBOR (London Interbank Offered Rate), a particular bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term, tax-exempt rates or some other objective measure.

High Yield and Lower-Rated Securities

High-yield lower-rated debt securities, including securities in the lowest credit rating category, of any maturity, are often called “junk bonds.” Junk bonds generally offer a high level of current income. These bonds are considered speculative by rating organizations. For example, Moody’s and Standard & Poor’s rate them Ba and BB or lower, respectively. Please see “Descriptions of Securities Ratings” in Appendix A for an explanation of the ratings applied to high-yield bonds. High yield bonds are often issued as a result of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, or other similar events. They may also be issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able to make scheduled payments of interest and principal than more financially stable firms. Because of their low credit quality, high yield bonds must pay higher interest to compensate investors for the substantial credit risk they assume. In order to minimize credit risk, a Fund generally will to diversify its holdings among multiple bond issuers.

Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in a Fund. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments in the fund among securities of different issuers should reduce the risks of owning any such securities separately. The prices of these high yielding securities tend to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged

15

issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, a Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for a Fund may have to be adjusted in the event of default. In the event of an issuers default, a Fund may write off prior income accruals for that issuer, resulting in a reduction in the Fund’s current dividend payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high yield securities market and on the market value of the high yield securities held by a Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

Greenfield Projects

Greenfield projects are energy-related projects built by private joint ventures formed by energy infrastructure companies. Greenfield projects may include the creation of a new pipeline, processing plant or storage facility or other energy infrastructure asset that is integrated with the company’s existing assets. Each of the Funds may invest in the equity of greenfield projects, and the Alpha Plus Fund and the Infrastructure Debt Fund also may invest in the secured debt of greenfield projects. However, a Fund’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until construction is completed, at which time interest payments or dividends would be paid in cash. The Advisor believes that this niche leverages the organizational and operating expertise of large, publicly traded companies and provides a Fund with the opportunity to earn higher returns. Greenfield projects involve less investment risk than typical private equity financing arrangements. The primary risk involved with greenfield projects is execution risk or construction risk. Changing project requirements, elevated costs for labor and materials, and unexpected construction hurdles all can increase construction costs. Financing risk exists should changes in construction costs or financial markets occur. Regulatory risk exists should changes in regulation occur during construction or the necessary permits are not secured prior to beginning construction.

Investment Companies and ETFs

Exchange-Traded Funds.  The Funds may purchase shares of exchange-traded funds (“ETFs”). ETFs trade like common stock and usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. As a shareholder of an ETF, a Fund would be subject to its ratable share of an ETF’s expenses, including its advisory and administration expenses. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Most ETFs are investment companies. Therefore, a Fund’s purchases of ETF shares generally are subject to the risks of the Fund’s investments in other investment companies, which are described above.

Other Registered Investment Company Securities.  At times, the Funds may invest in shares of other investment companies, including open-end funds, such as money market mutual funds, closed-end funds, business development companies, unit investment trusts, and other investment companies of the Trust, to the extent permitted by applicable law. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

16

Private Investment Companies.  The Funds may also invest in the securities of private investment companies, including “hedge funds” and private equity funds. As with investments in other investment companies, if a Fund invests in a private investment company, the Fund will be charged its proportionate share of the advisory fees including incentive compensation and other operating expenses of such company. These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the Fund. In addition, private investment companies are not registered with the SEC and may not be registered with any other regulatory authority. Accordingly, they are not subject to certain regulatory requirements and oversight to which registered issuers are subject. There may be very little public information available about their investments and performance. Moreover, because sales of shares of private investment companies are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for the fund to sell its shares at an advantageous price and time. Finally, because shares of private investment companies are not publicly traded, a fair value for the fund’s investment in these companies typically will have to be determined under policies approved by the Board.

Limited Liability Company (“LLC”) Common Units

Some energy infrastructure companies in which a Fund may invest have been organized as LLCs. Such LLCs are treated in the same manner as MLPs for federal income tax purposes. Consistent with its investment objective and policies, a Fund may invest in common units or other securities of such LLCs. LLC common units represent an equity ownership interest in an LLC, entitling the holders to a share of the LLC’s success through distributions and/or capital appreciation. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. LLC common unitholders generally have first right to a minimum quarterly distribution (“MQD”) prior to distributions to subordinated unitholders and typically have arrearage rights if the MQD is not met. In the event of liquidation, LLC common unitholders have first right to the LLC’s remaining assets after bondholders, other debt holders and preferred unitholders, if any, have been paid in full. LLC common units trade on a national securities exchange or OTC. In contrast to MLPs, LLCs have no general partner and there are generally no incentives that entitle management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unitholders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights.

MLPs

The Funds invest in MLPs that primarily derive their revenue from energy infrastructure assets and energy related assets or activities, including businesses: (i) involved in the gathering, transporting, processing, treating, terminalling, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal (“Midstream MLPs”), (ii) primarily engaged in the acquisition, exploitation and development of crude oil, natural gas and natural gas liquids (“Upstream MLPs”), (iii) that process, treat, and refine natural gas liquids and crude oil (“Downstream MLPs”), and (iv) engaged in owning, managing, and the transportation of alternative energy infrastructure assets including alternative fuels such as ethanol, hydrogen and biodiesel (“Other Energy MLPs”).

MLP Equity Securities.  Equity securities issued by MLPs currently consist of common units, subordinated units and preferred units, as described more fully below.

MLP Common Units.  The common units of many MLPs are listed and traded on U.S. securities exchanges, including the New York Stock Exchange, Inc. (“NYSE”) and the Nasdaq National Market System (“Nasdaq”). The Funds will purchase such common units through open market transactions and underwritten offerings, but may also acquire common units through direct placements and privately negotiated transactions. Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive the MQD, including arrearage rights, from the issuer. Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unit holders. In addition, incentive distributions are typically not paid to the general partner or managing member unless the quarterly distributions on the common units exceed specified threshold levels above the MQD. In the event of a liquidation, common unit holders are intended to have a preference

17

to the remaining assets of the issuer over holders of subordinated units. MLPs also issue different classes of common units that may have different voting, trading, and distribution rights. The Funds may invest in different classes of common units.

MLP Subordinated Units.  Subordinated units, which, like common units, represent limited partner or member interests, are not typically listed or traded on an exchange. A Fund may purchase outstanding subordinated units through negotiated transactions directly with holders of such units or newly issued subordinated units directly from the issuer. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner or managing member. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. MLPs also issue different classes of subordinated units that may have different voting, trading, and distribution rights. A Fund may invest in different classes of subordinated units.

MLP Convertible Subordinated Units.  MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLPs, and institutional investors. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unitholders. A Fund may purchase subordinated units in direct placements from such persons or other persons that may hold such units. MLP convertible subordinated units generally are not entitled to distributions until holders of common units have received specified MQD, plus any arrearages, and may receive less than common unitholders in distributions upon liquidation. Convertible subordinated unitholders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, MLP convertible subordinated units generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. Although the means by which convertible subordinated units convert into senior common units depend on a security’s specific terms, MLP convertible subordinated units typically are exchanged for common shares. These units do not trade on a national exchange or OTC, and there is no active market for convertible subordinated units. The value of a convertible subordinated unit is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights as do MLP common units. Distributions may be paid in cash or in-kind.

MLP Preferred Units.  MLP preferred units are not typically listed or traded on an exchange. A Fund may purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.

MLP General Partner or Managing Member Interests.  The general partner or managing member interest in MLPs is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member. General partner or managing member interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests can be privately held or owned by publicly traded entities. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights (“IDRs”), which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Due to the IDRs, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution. The ability of the limited partners or members to remove the general partner or managing

18

member without cause is typically very limited. In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.

MLP Debt Securities

Debt securities issued by MLPs may include those rated below investment grade or that are unrated but judged to be below investment grade by the Advisor at the time of purchase. A debt security of an MLP will be considered to be investment grade if it is rated as such by one of the rating organizations or, if unrated, are judged to be investment grade by the Advisor at the time of purchase. A Fund may invest in MLP debt securities without regard to their maturity. Investments in such securities may not offer the tax characteristics of equity securities of MLPs.

MLP Affiliates and I-Shares

Other MLP Equity Securities.  A Fund may invest in the equity and debt securities issued by affiliates of MLPs, including the general partners or managing members of MLPs and companies that own MLP general partner interests and are energy infrastructure companies. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. The Funds may purchase such other MLP equity securities through market transactions, but may also do so through direct placements.

I-Shares.  I-Shares represent an indirect ownership interest in an MLP and are issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect interest in an MLP limited partnership interest. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares themselves have limited voting rights and are similar in that respect to MLP common units. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE. Issuers of MLP I-Shares are treated as corporations and not partnerships for tax purposes. As a result, MLP I-Shares are not subject to the Infrastructure Debt Fund’s 25% limitation on investments in MLPs. MLP affiliates also include publicly traded limited liability companies that own, directly or indirectly, general partner interests of MLPs.

Money Market Instruments

A Fund may invest in cash and cash equivalents, bankers’ acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”). The Select 40 Fund, Alpha Fund and the Income Fund will not invest in any money market debt instruments.

Cash and Cash Equivalents

A Fund may invest in cash and cash equivalents. Cash equivalents include money market funds, certificates of deposit, bearer deposit notes, bankers’ acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements. As stated in the Prospectus, a Fund may invest up to 100% of its net assets in cash and cash equivalents for temporary defensive purposes.

Bank Obligations (Certificates of Deposit and Time Deposits)

Bank obligations include certificates of deposit (“CDs”), time deposits (“TDs”), bankers’ acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of

19

the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates. TDs and CDs may be issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks. The Funds may purchase CDs issued by banks, savings and loan associations and similar institutions with less than $1 billion in assets, the deposits of which are insured by the FDIC, provided the fund purchases any such CD in a principal amount of no more than an amount that would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. The Funds would not own more than one such CD per such issuer.

Bankers’ Acceptances

Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods. They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.” The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

The commercial paper in which a Fund may invest includes notes, drafts or similar instruments payable on demand, U.S. dollar-denominated obligations of domestic issuers and foreign currency-denominated obligations of domestic or foreign issuers. Other corporate obligations include high-quality, U.S. dollar-denominated short-term bonds and notes, including variable amount master demand notes. The Funds also may invest in commercial paper rated A-l or A-2 by Standard & Poor’s® Ratings Services (“S&P®”) or Prime-1 or Prime-2 by Moody’s Investors Service®, Inc. (“Moody’s”), and in other lower quality commercial paper.

Pay-in-kind (PIK) Securities

PIK securities are securities which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, PIK securities also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold. If the issuer defaults, a Fund may obtain no return at all on its investment. The market price of PIK securities is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, a Fund may be required to accrue income on certain PIK securities for U.S. federal income tax purposes even though the Fund receives no corresponding interest payment in cash on the investments. As a result, in order to receive the special treatment accorded to RICs and their shareholders under the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid any U.S. federal income or excise taxes at the Fund level, the Fund may be required to pay out as an income distribution each year an amount greater than the total amount of interest or other income the Fund actually received. A Fund may be required to, among other things, sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for these income distributions, and may realize gain or loss from such liquidations. In the event a Fund realizes net long-term or short-term capital gains from such liquidation transactions, its shareholders may receive larger capital gain or ordinary dividends, respectively, than they would in the absence of such transactions.

Private Equity and Debt Investments

Private equity investments, which include private investments in public equity (“PIPEs”), and private debt investments, involve an extraordinarily high degree of business and financial risk and can result in substantial or complete losses. Some portfolio companies in which a Fund may invest may be operating at a loss or with substantial variations in operating results from period to period and may need substantial additional capital to support expansion or to achieve or maintain competitive positions. Such companies may face intense competition, including competition from companies with much greater financial resources, much more extensive development, production, marketing and service capabilities and a much larger number of

20

qualified managerial and technical personnel. A Fund can offer no assurance that the marketing efforts of any particular portfolio company will be successful or that its business will succeed. Additionally, privately held companies are not subject to Securities and Exchange Commission (“SEC”) reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Advisor may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which a Fund invests.

Private Investments in Public Equity (PIPEs)

A Fund may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly traded equity securities of the same class (“private investments in public equity” or “PIPEs”). Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the portfolios cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Repurchase Agreements

A repurchase agreement is a fixed income security in the form of an agreement between a Fund as purchaser and an approved counterparty as seller. The agreement is backed by collateral in the form of securities and/or cash transferred by the seller to the buyer to be held by an eligible third-party custodian. Under the agreement, a Fund acquires securities from the seller and the seller simultaneously commits to repurchase the securities at an agreed upon price and date, normally within a week. The price for the seller to repurchase the securities is greater than a Fund’s purchase price, reflecting an agreed upon “interest rate” that is effective for the period of time the purchaser’s money is invested in the security. During the term of the repurchase agreement, a Fund monitors on a daily basis the market value of the collateral subject to the agreement and, if the market value of the securities falls below the seller’s repurchase amount provided under the repurchase agreement, the seller is required to transfer additional securities or cash collateral equal to the amount by which the market value of the securities falls below the repurchase amount. Because a repurchase agreement permits a Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Fund to earn income while retaining “overnight” flexibility in pursuit of longer-term investments. Repurchase agreements may exhibit the economic characteristics of loans by a Fund.

The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying securities, whether because of the seller’s bankruptcy or otherwise. In such event, a Fund would attempt to exercise its rights with respect to the underlying collateral, including possible sale of the securities. A Fund may incur various expenses in the connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying collateral, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Fund’s rights.

A Fund may enter into repurchase agreements with member banks of the Federal Reserve System or registered broker-dealers who, in the opinion of the Advisor, present a minimal risk of default during the term of the agreement. The underlying securities which serve as collateral for repurchase agreements may include equity and fixed income securities such as U.S. government and agency securities, municipal obligations, asset-backed securities, mortgage-backed securities, common and preferred stock, American Depository Receipts, exchange-traded funds, corporate obligations and convertible securities.

Restricted Securities and Illiquid Investments

A Fund may purchase and hold illiquid investments. A Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in investments that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of

21

1933, as amended (“1933 Act”), which the Board or the Advisor, has determined under Board-approved guidelines are liquid. No Fund, however, currently anticipates investing in such restricted securities.

The term “illiquid investments” for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the investments. Investments that may be considered illiquid include: (1) repurchase agreements not terminable within seven days; (2) securities for which market quotations are not readily available; (3) over-the-counter (“OTC”) options and their underlying collateral; (4) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand; (5) restricted securities not determined to be liquid pursuant to guidelines established by the Board; and (6) in certain circumstances, securities involved in swap, cap, floor or collar transactions.

A Fund may not be able to sell illiquid investments when the Advisor considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid. In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on NAV.

Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund may be unable to dispose of such securities promptly or at reasonable prices.

Reverse Repurchase Agreements

A Fund may enter into reverse repurchase agreements. A reverse repurchase agreement has the characteristics of a secured borrowing by the fund and creates leverage in a Fund’s portfolio. In a reverse repurchase transaction, a Fund sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, a Fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the Fund received when it sold the instrument, representing the equivalent of an interest payment by the Fund for the use of the cash. During the term of the transaction, a Fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

During the term of the transaction, a Fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When a Fund reinvests the proceeds of a reverse repurchase agreement in other securities, the Fund will also be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in a Fund more volatile and increases the Fund’s overall investment exposure. In addition, if a Fund’s return on investments of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that they are obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the Fund’s return.

When a Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent or otherwise default on its obligations to the Fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in a Fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.

In addition, a Fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the portfolio managers’ strategy and result in lower Fund returns. At the time a Fund enters into a reverse repurchase agreement, the Fund is required to set

22

aside cash or other appropriate liquid securities in the amount of the Fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect the fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of Fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.

Senior Loans

Senior loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, and internal growth. Senior loans generally hold the most senior position in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers; including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stocks of subsidiaries; and intangible assets including trademarks, copyrights, patent rights, and franchise value.

Senior loans are typically structured to include two or more types of loans within a single credit agreement. The most common structure is to have a revolving loan and a term loan. A revolving loan is a loan that can be drawn upon, repaid fully or partially, and then the repaid portions can be drawn upon again. A term loan is a loan that is fully drawn upon immediately and once repaid, it cannot be drawn upon again. Sometimes there may be two or more term loans and they may be secured by different collateral, have different repayment schedules and maturity dates. In addition to revolving loans and term loans, senior loan structures can also contain facilities for the issuance of letters of credit and may contain mechanisms for lenders to pre-fund letters of credit through credit-linked deposits. Senior loans may have fixed or floating interest rates.

By virtue of their senior position and collateral, senior loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as employee salaries, employee pensions, and taxes). This means senior loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

Senior loans generally are arranged through private negotiations between a borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a senior loan. Agents are typically paid fees by the borrower for their services. The agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the senior loan and the rights of the borrower and the lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.

In the event a borrower fails to pay scheduled interest or principal payments on a senior loan held by a Fund, the Fund will experience a reduction in its income and a decline in the market value of the senior loan. This will likely reduce dividends and lead to a decline in the Fund’s NAV. Additionally, the value of the collateral may not equal a Fund’s investment when the loan is acquired or may decline below the principal amount of the senior loan subsequent to the Fund’s investment. Also, to the extent that collateral consists of stocks of the borrower or its subsidiaries or affiliates, a Fund bears the risk that the stocks may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the senior loan to be undercollateralized. Therefore, the liquidation of the collateral underlying a senior loan may not satisfy the issuer’s obligation to a Fund in the event of non payment of scheduled interest or principal and the collateral may not be readily liquidated. In the event of the bankruptcy of a borrower, a Fund could experience delays and limitations on its ability to realize the benefits of collateral securing the senior loan. Among the risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating a Fund’s rights to the collateral. Senior loans are not often rated by any nationally recognized rating service. Many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, issuers are required to provide financial information to lenders and information may be available from other senior loan participants or agents that originate or administer senior loans.

23

Structured Notes

A Fund may invest in structured notes. Structured notes include, but are not limited to, reverse convertible notes, interest rate-linked notes, credit-linked notes, commodity-linked notes and dual currency notes. Structured notes are debt obligations where the interest rate and/or principal amount payable upon maturity or redemption of the note is determined by the performance of an underlying reference instrument, such as an asset, market or interest rate. Structured notes may be positively or negatively indexed; that is, an increase in the value of the reference instrument may produce an increase or decrease in the interest rate or principal. Further, the rate of return on a structured note may be determined by the application of a multiplier to the percentage change (positive or negative) in value of the reference instrument. Structured notes may be issued by governmental agencies, broker-dealers or investment banks at various levels of coupon payments and maturities, and may also be privately negotiated to meet an individual investor’s requirements. Many types of structured notes may also be “replicated” through a combination of holdings in equity and fixed income securities and derivative instruments such as call or put options.

Swap Agreements

A Fund may enter into one or more swap agreements that provide exposure to MLPs. The types of swap agreements that a Fund may enter into include: total return, interest rate, index, and currency exchange rate swap agreements. A Fund may use swap agreements to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an investment, such as an MLP. Swap agreements are bilateral contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange payments that reflect the returns (or differentials in rates of return) earned or realized on specified rates, investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a stipulated “notional amount,” i.e., the dollar amount hypothetically invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities. The “notional amount” of a swap agreement is normally not paid or exchanged, but rather serves as the basis by which to calculate the parties’ obligations.

The swap agreements that a Fund would enter into typically provide for the parties to settle their payment obligations on a “net basis.” Consequently, a Fund’s obligation (or rights) to make (or receive) a payment under a swap agreement on any given day will generally be equal only to the net amount to be paid or received under the agreement on that day. Similarly, a Fund’s net asset value will reflect any amount by which the marked-to-market value of the Fund’s swap transactions with a swap counterparty on a net basis is positive (“in the money”) or negative (“out of the money”). A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any net amount plus any out of the money amount owed by the Fund to a counterparty will be “covered” by pledging collateral or marking as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily. Any obligations “covered” in such a manner will not be construed to be “senior securities” for purposes of the Fund’s fundamental investment restriction concerning senior securities, or borrowing for purposes of the Alpha Plus Fund or the Infrastructure Debt Fund’s fundamental investment restriction concerning borrowing.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Advisor’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way that is detrimental to a Fund’s interest. Using any swap agreement will expose a Fund to the risk that the swap agreement will have or will develop imperfect or no correlation with the value of the assets the swap agreement is designed to track, causing losses to the Fund. Because they are two-party contracts and because they may be subject to contractual restrictions on transferability and termination and have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitations on investments in illiquid securities. Moreover, swap agreements generally do not involve the delivery of securities or other underlying assets. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In the event of such a default or bankruptcy, a Fund’s contractual remedies pursuant to a swap agreement may limited. Swap agreements may be subject to termination by counterparties upon certain events that would require a Fund to immediately pay an amount

24

equal to the net liability of open positions, if any, under the agreement. Restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”), may limit a Fund’s ability to use swap agreements.

The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Act on July 21, 2010 and will remain so to a substantial degree until final regulations implementing the Dodd-Frank Act are promulgated and become effective. It is possible that developments in the swaps market, including the issuance of final implementing regulations under the Dodd-Frank Act, could adversely affect a Fund’s ability to enter into swaps in the OTC market (or require that certain of such instruments be exchange-traded and centrally-cleared), support those trades with collateral, terminate new or existing swap agreements or to realize amounts to be received under such instruments.

U.S. Government Securities

A Fund may invest in U.S. Government Securities. U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the United States (such as mortgage-backed securities and certificates of the Government National Mortgage Association (“GNMA”), and securities of the Small Business Administration); or by the right of the issuer to borrow from the U.S. Treasury, the discretionary authority of the U.S. Treasury to lend to the issuer or the U.S. Treasury’s commitment to support the issuer’s net worth through preferred stock purchases (such as the securities issued by Fannie Mae (or “FNMA,” formerly the Federal National Mortgage Association) or Freddie Mac (or “FHLMC,” formerly the Federal Home Loan Mortgage Corporation)). A Fund also may invest in securities issued or guaranteed by a foreign government, province, instrumentality, political subdivision, or similar unit thereof.

Holders of U.S. Government and foreign securities not backed by the full faith and credit of the U.S. or foreign government must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States or foreign government in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government or foreign government would provide support if it were not obligated to do so by law. Neither the U.S. Government, foreign government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

The principal issuers or guarantors of mortgage-backed securities are the GNMA, FNMA and FHLMC. GNMA, a wholly owned U.S. Government corporation within the Department of Housing and Urban Development (“HUD”), creates pass-through securities from pools of government guaranteed (Farmers Home Administration, Federal Housing Authority or Veterans Administration) mortgages. The principal and interest on GNMA pass-through securities are backed by the full faith and credit of the U.S. Government.

FNMA and FHLMC, which are U.S. Government-sponsored stockholder-owned corporations that are under the conservatorship of the U.S. Treasury and subject to regulation by the Federal Housing Finance Authority, issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. FNMA guarantees full and timely payment of all interest and principal, and FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Mortgage-backed securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government.

The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac (collectively, the “GSEs”). However, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend the GSEs emergency funds and to purchase their stock. In September 2008, those capital concerns led the U.S. Treasury and the FHFA to announce that the GSEs had been placed in conservatorship.

Since that time, the GSEs have received significant capital support through U.S. Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases, of their mortgage backed securities (“MBS”). The FHFA and the U.S. Treasury (through its agreement to purchase GSE preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the MBS purchase programs ended in 2010, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. While the U.S. Treasury is committed to

25

offset negative equity at the GSEs through its preferred stock purchases through 2012, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that the GSEs will remain successful in meeting their obligations with respect to the debt and MBS they issue beyond that date. In addition, Fannie Mae and Freddie Mac are also the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging on a spectrum from nationalization, privatization, consolidation, or abolishment of the entities.

In addition, the problems faced by the GSEs resulting in their being placed into federal conservatorship and receiving significant U.S. Government support have sparked serious debate among federal policy makers regarding the continuing role of the U.S. Government in providing liquidity for loans. The Obama Administration produced a report to Congress on February 11, 2011 outlining a proposal to wind down the GSEs by increasing their guarantee fees, reducing their conforming loan limits (the maximum amount of each loan they are authorized to purchase), and continuing progressive limits on the size of their investment portfolio. Congress is currently considering several pieces of legislation that would reform the GSEs and possibly wind down their existence, addressing portfolio limits and guarantee fees, among other issues.

Based on quarterly loss figures, in August 2011 both GSEs requested additional support from the U.S. Treasury (Fannie Mae requested $2.8 billion and Freddie Mac requested $1.5 billion, net of dividend payments to the U.S. Treasury). In November 2011, Freddie Mac also requested an additional $6 billion in aid from the U.S. Treasury. Further, when a ratings agency down graded long-term U.S. government debt in August 2011, the agency also down graded the GSEs’ bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their MBS). The U.S. Government’s commitment to ensure that the GSEs have sufficient capital to meet their obligations is, however, unaffected by the down grade.

Discussions among policymakers continue, however, as to whether the GSEs should be nationalized, privatized, restructured, or eliminated altogether. Fannie Mae and Freddie Mac also are the subject to several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities. Importantly, the future of the GSEs is in serious question as the U.S. Government considers multiple options.

Zero Coupon and Step-Up Securities

Zero coupon securities are notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities issued by corporations and financial institutions typically constitute a proportionate ownership of the issuer’s pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. The amount of the discount fluctuates with the market price of the security. Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The amount of any discount on these securities varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay cash interest throughout the period to maturity, a Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investments. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments.

26

Additional Information About Investments

Ratings of Securities.   Subsequent to its purchase by a Fund, an issue of rated securities may cease to be rated or its rating may be reduced below any minimum that may be required for purchase by the Fund. Neither event will require the sale of such securities by a Fund, but the Advisor will consider such event in determining whether the Fund should continue to hold the securities. To the extent the ratings given by a rating agency for any securities change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for its investments in accordance with any investment policies described in the Prospectus and this SAI. The ratings of the rating agencies represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Advisor also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.

Recent Market Conditions.   The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. It is uncertain how long these conditions will continue.

In addition to the recent unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide. Illiquidity in these markets may mean there is less money available to purchase raw materials, goods and services, which may, in turn, bring down the prices of these economic staples. It may also result in issuers having more difficulty obtaining financing and ultimately a decline in their stock prices. The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. These events and the potential for continuing market turbulence may have an adverse effect on each Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. The ultimate effect of these efforts is, of course, not yet known. Changes in government policies may exacerbate the market’s difficulties and withdrawal of this support, or other policy changes by governments or central banks, could negatively affect the value and liquidity of certain securities.

The situation in the financial markets has resulted in calls for increased regulation, and the need of many financial institutions for government help has given lawmakers and regulators new leverage. The Dodd-Frank Act has initiated a dramatic revision of the U.S. financial regulatory framework that is now expected to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Funds may invest, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are unforeseeable. Most of the implementing regulations have not yet been finalized. Most of the implementing regulations have not yet been finalized. Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which a Fund may invest, is not yet certain.

27

The statutory provisions of the Dodd-Frank Act significantly change in several respects the ways in which investment products are marketed, sold, settled or terminated. In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Derivatives may be mandated for central clearing under the Dodd-Frank Act, which would likely require technological and other changes to Fund operations and the market in which it will trade. Central clearing would also entail the use of assets of a Fund to satisfy margin calls and this may have an effect on the performance of the Fund. Final regulations implementing the Dodd-Frank Act’s margin requirements and clearing mandates have not yet been issued by the regulators.

Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.

28

INVESTMENT POLICIES

Fundamental Investment Restrictions

The investment restrictions for each Fund as set forth below are fundamental policies that may not be changed with respect to a Fund without the approval of a majority of the Fund’s shareholders. As defined by the 1940 Act, a “vote of a majority of the outstanding voting securities of the Fund” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Each Fund’s investment objectives as described in the Prospectus and all other investment policies and practices described in the Prospectus and this SAI, unless identified as fundamental, are non-fundamental and may be changed by the Board without the approval of shareholders.

Select 40 Fund, Alpha Fund and Income Fund

Unless otherwise indicated, all of the percentage limitations below and the investment restrictions recited in the Prospectus apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Therefore, a change in the percentage that results from a relative change in values or from a change in a Fund’s net assets will not be considered a violation of the Fund’s policies or restrictions. However, a Fund will seek to rebalance its portfolio to come back into compliance with the relevant policies and restrictions.

Each Fund has adopted the following fundamental policies:

Select 40 Fund

•	shall invest, under normal circumstances, at least 80 percent of the value of its assets in MLPs

The following interpretation applies to this fundamental policy. The term “assets” refers to the Fund’s net assets, including any borrowings for investment purposes.

•	shall be a “diversified company” as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time
•	may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time
•	may not purchase or sell real estate or any interest therein
•	may not purchase physical commodities or contracts relating to physical commodities

The following interpretation applies to this fundamental policy. Derivative instruments, such as options, futures, forwards and swaps, are not considered physical commodities.

•	may not make loans, including securities lending and investments in repurchase agreements and debt securities
•	may not act as an underwriter or distributor of securities except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), by virtue of disposing of portfolio securities
•	may not issue senior securities, except as permitted under the 1940 Act
•	may not concentrate its investments in a particular “industry,” as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; provided, however, that this concentration limitation does not apply to our investments in MLPs, which will be concentrated in the MLP energy infrastructure industry in particular, and the energy industry in general.

29

Alpha Fund and Income Fund

•	shall invest, under normal circumstances, at least 80 percent of the value of its assets in MLPs

The following interpretation applies to this fundamental policy. The term “assets” refers to the Fund’s net assets, including any borrowings for investment purposes.

•	may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time
•	may not purchase or sell real estate or any interest therein
•	may not purchase physical commodities or contracts relating to physical commodities

The following interpretation applies to this fundamental policy. Derivative instruments, such as options, futures, forwards and swaps, are not considered physical commodities

•	may not make loans, including securities lending and investments in repurchase agreements and debt securities
•	may not act as an underwriter or distributor of securities except to the extent that the Fund may be deemed an underwriter under the 1933 Act by virtue of disposing of portfolio securities
•	may not issue senior securities, except as permitted under the 1940 Act
•	may not concentrate its investments in a particular “industry,” as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; provided, however, that this concentration limitation does not apply to our investments in MLPs, which will be concentrated in the energy infrastructure industry in particular, and the energy industry in general.

Nonfundamental Investment Restrictions

Each of Select 40 Fund, Alpha Fund and Income Fund adopted the following additional nonfundamental policies:

Select 40 Fund

•	under normal circumstances, the Fund invests at least 90% of its net assets in the equity securities of a minimum of forty MLPs
•	will not employ any leverage for investment purposes
•	will not engage in short sales
•	will not pledge any of its assets
•	will not invest more than 15% of its net assets in illiquid securities

Alpha Fund

•	under normal circumstances, the Fund invests at least 90% of its net assets in the equity securities of MLPs
•	will not invest more than 10% of its total assets in any single issuer (as permitted by applicable law)
•	will not employ any leverage for investment purposes
•	will not engage in short sales
•	will not pledge any of its assets
•	will not invest more than 15% of its net assets in illiquid securities

30

Income Fund

•	under normal circumstances, the Fund invests at least 90% of its net assets in the equity securities of MLPs
•	will not invest more than 10% of its total assets in any single issuer (as permitted by applicable law)
•	will not employ any leverage for investment purposes
•	will not engage in short sales
•	will not pledge any of its assets
•	will not invest more than 15% of its net assets in illiquid securities

Alpha Plus Fund and Infrastructure Debt Fund

For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. If at any time a Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced promptly to the extent necessary to comply with the limitation.

The Funds may not:

1.	Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
2.	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
3.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
4.	Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry or group of industries, other than the group of industries that comprise the energy sector in which the Fund will concentrate its investments.
5.	Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.
6.	Purchase or sell commodities unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates, commodities and currencies), options (including options on futures contracts on indices of securities, interest rates, commodities and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts and other financial instruments.
7.	Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”) in the disposition of portfolio securities, including restricted securities or other investment company securities.

31

Additional Information about the Fundamental Investment Restrictions of the Alpha Plus Fund and the Infrastructure Debt Fund

The information below is not part of the Funds’ fundamental investment restrictions. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the Fund. Information is also provided regarding the Fund’s current intention with respect to certain investment practices permitted by the 1940 Act.

For purposes of fundamental policy 1, the Funds may borrow money in amounts of up to 33 1/3% of its total assets from banks for any purpose. Additionally, the Funds may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).

For purposes of fundamental policy 2, a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, to the extent the fund covers its commitments under certain types of agreements and transactions, including reverse repurchase agreements, options, futures and forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets or entering into an offsetting position in an amount equal in value to the amount of the fund’s commitment, such agreement or transaction will not be considered a senior security by the fund.

For purposes of fundamental policy 3, the Funds may not lend more than 33 1/3% of its total assets, provided that this limitation shall not apply to the fund’s purchase of debt obligations.

For purposes of fundamental policy 5, the Funds may invest in securities or other instruments backed by real estate or commodities or securities of issuers engaged in the real estate business, including real estate investment trusts, or issuers engaged in business related to commodities. Further, the Fund does not consider currency contracts or hybrid instruments to be commodities.

For purposes of fundamental policy 7, the policy will not apply to the fund to the extent the fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

32

LENDING OF PORTFOLIO SECURITIES

Alpha Plus Fund and Infrastructure Debt Fund may lend securities from their portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Funds remain the owners of the loaned securities and continue to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Funds also have the right to terminate a loan at any time. The Funds do not have the right to vote on securities while they are on loan. However, it is the Funds’ policy to attempt to terminate loans in time to vote the proxies that the Fund determines are material to its interests. Loans of portfolio securities may not exceed 33 1/3% of the value of a Fund’s total assets (including the value of all assets received as collateral for the loan). The Funds will receive collateral consisting of cash or U.S. Government securities which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of cash, a Fund will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Advisor to present acceptable credit risk on a fully collateralized basis. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund will minimize this risk by limiting the investment of cash collateral to U.S. Government and agency securities and money market funds, including money market funds that invest in U.S. Government and agency securities advised by the Advisor. Additionally, if a borrower is unable to return the loaned securities, a Fund may lose the benefit of a continuing investment in the unreturned securities and the loan could be treated as a taxable transaction for federal income tax purposes.

33

MANAGEMENT OF THE FUNDS

The Board of Trustees

The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Funds, which includes the general oversight and review of the Funds’ investment activities, in accordance with federal law and the law of the State of Delaware, as well as the stated policies of the Funds. The Board oversees the Funds’ officers and service providers, including the Advisor. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including the Advisor’s investment personnel and the Trust’s Chief Compliance Officer (“CCO”). The Board also is assisted by the Trust’s independent auditor (who reports directly to the Funds’ Audit Committee), independent counsel and other service providers as appropriate, all of whom are selected by the Board.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and the Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds. The Advisor, as part of its investment advisory responsibilities, is responsible for the day-to-day management of the risks associated with the Funds’ investment portfolios. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Funds. The Board performs this risk management oversight directly and, as to certain matters, through the Audit Committee and the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds.

In general, each Fund’s risks include, among others, investment risk, liquidity risk, valuation risk and operational risk. The Board has adopted, and periodically reviews, policies and procedures designed to address risks to the Trust and the Funds. In addition, under the general oversight of the Board, the Advisor and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks.

The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons. The Funds’ CCO and senior officers of the Advisor regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from the Advisor with respect to the Funds’ investments. In addition to regular reports from the Advisor, the Board also receives reports regarding other service providers to the Funds, either directly or through the Advisor or the Funds’ CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Funds’ CCO regarding the effectiveness of the Funds’ compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from the Advisor in connection with the Board’s consideration of the renewal of the Trust’s investment advisory agreement with the Advisor and the Trust’s distribution plans under Rule 12b-1 under the 1940 Act.

In addition, the Audit Committee receives regular reports from the Funds’ independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the Funds’ CCO to discuss matters relating to the Funds’ compliance program.

Board Structure and Related Matters

The Board is currently comprised of five Trustees. Four of the Trustees are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”). Duke R. Ligon, an Independent Trustee, serves as Chairman of the Board. The Chairman’s responsibilities include presiding at all meetings of the Board and the Independent Trustees, and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel to the Funds. The Chairman also performs such other duties as the Board may from time to time determine.

34

The Trustees discharge their responsibilities collectively as a Board, as well as through the Audit Committee. The Audit Committee operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee. The members and responsibilities of the Audit Committee and are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Trustees and Audit Committee, is appropriate for the Funds in light of, among other factors, the asset size and nature of the Funds, the number of Funds overseen by the Board, the arrangements for the conduct of the Funds’ operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and the Audit Committee are functioning effectively and whether, given the size and composition of the Board, the Audit Committee and the Trustees are able to oversee effectively the number of Funds in the complex.

The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each in-person meeting, the Independent Trustees meet outside of management’s presence. The Independent Trustees may hold special meetings, as needed, either in person or by telephone. During the fiscal year ended November 30, 2011, the Board met five times, holding five in-person meetings and no telephonic meetings.

The Trustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information. Unless otherwise indicated, each Trustee’s address is 2100 McKinney Avenue, Suite 1401, Dallas, Texas 75201.

Name, Address, and DOB	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Edward F. Kosnik YOB: 1944	Trustee	Indefinite/Since January 25, 2010	Private investor; Director of Blueknight Energy Partners G.P., L.L.C. (formerly Semgroup Energy Partners GP LLC), from July 2008 to November 2009; Director of Buckeye GP LLC (petroleum refining) from its inception in 1986 to September 2007; Director of Premcor Inc. (petroleum refining) from November 2004 to September 2005; member of the Board of Trustees of Marquette University from September 2006 to September 2009.	5	N/A
Duke R. Ligon YOB: 1941	Trustee and Chairman of the Board	Indefinite/Since January 25, 2010	Attorney; Owner and Manager, Mekusukey Oil Company, LLC, 2010 to Present; Strategic Advisor, Love’s Travel Stops & Country Stores, Inc., February 2007 to 2010; Senior Vice President, and General Counsel, Devon Energy Corporation, January 1997 to February 2007	5	BlueKnight Energy Partners L.P., PostRock Energy Corporation, Panhandle Oil and Gas Inc., Vantage Drilling Company.

35

Name, Address, and DOB	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Davendra S. Saxena YOB: 1979	Trustee	Indefinite/Since January 25, 2010	Tudor, Pickering, Holt & Co., Director, Investment Banking, 2011 – Present; Berenson & Company, Director, Energy Investment Banking, 2003 – 2011	5	N/A
Peter M. Lebovitz YOB: 1955	Trustee	Indefinite/Since January 17, 2011	Founder and Managing Partner, Harkness Partners, LLC (consulting firm), 2010 – Present; Advisory Board Member, Cantilever Capital, LLC (investment management holding company), 2009 – Present; Investment Committee Chair, Advisor and Consultant, KRC Inc. (family office), 2008 – Present; Board Member, Crosswind Investments, LLC (investment management), 2007 – Present; Managing Partner, Managers Investment Group LLC (formerly, The Managers Funds), 1994 – 2007; President & CEO 1999 – 2007, Fund Trustee 2002 – 2007, The Managers Funds.	5	N/A
Interested Trustee*
Gabriel Hammond YOB: 1979	President and Trustee	Indefinite/Since January 25, 2010	Advisor, Founder, Member and Portfolio Manager, 2009 – Present, SteelPath Capital Management LLC, Founder, Member and Portfolio Manager, 2004 – Present; Goldman, Sachs & Co., Energy Research Division, 2001 – 2004	5	National Association of Publicly Traded Partnerships

*	Gabriel Hammond is an interested trustee because he owns a controlling interest in the Advisor.

In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

Edward F. Kosnik:  Mr. Kosnik has extensive experience in the energy industry and in investment and organizational management, having served on the boards of a number of public companies, including two publicly traded MLPs that operate a network of midstream energy assets, a publicly traded petroleum refining company and a private university.

36

Duke R. Ligon:  Mr. Ligon is an attorney and has extensive experience in the securities and energy industries and with corporate matters in general, including experience as a trustee or director of multiple public and private companies and as a senior officer and general counsel of a natural gas and oil exploration and production company.

Davendra S. Saxena:  Mr. Saxena has extensive experience in the investment banking and energy industries, including as a director in investment banking at an energy investment and merchant bank and as a director in energy investment banking at a financial advisory and investment management firm.

Peter M. Lebovitz:  Mr. Lebovitz has extensive experience in the investment management industry as a board member and officer of a mutual fund, a board member and/or managing partner of investment management firms, the founder and managing partner of a consulting firm, and the investment committee chair, advisor and consultant for a family office.

Gabriel Hammond:  Mr. Hammond has extensive experience in the investment management business and energy industry, including as a founder and manager of the Advisor and an affiliate, as a member of the energy research division of an investment bank, and as a board member of a company engaged in the acquisition, exploration, development, production and transportation of oil and natural gas.

Board Committee

The Trust has an Audit Committee, consisting of Messrs. Kosnik, Lebovitz, Ligon and Saxena. The members of the Audit Committee are not “interested” persons of the Funds (as defined in the 1940 Act). The primary responsibilities of the Audit Committee are, as set forth in its charter, (a) to oversee the accounting and financial reporting processes of the Trust and each Fund and their internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (b) to oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (c) to oversee or, as appropriate, assist Board oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and (e) to act as a liaison between the Trust’s independent auditors and the full Board. The Audit Committee met two times during the fiscal year ended November 30, 2011.

Board of Trustees’ Interest in the Funds

The following table shows the amount of shares beneficially owned in the Funds by each Trustee of the Trust as of the calendar year ended December 31, 2011:

Name of Trustee	Select 40 Fund	Alpha Fund	Income Fund	Alpha Plus Fund	Infrastructure Debt Fund	Aggregate Dollar Range of Shares of all Funds in the Trust
Independent Trustees				None	None
Edward F. Kosnik	None	$50,001 – $100,000	None	None	None	$50,001 – $100,000
Duke R. Ligon	None	None	None	None	None	None
Davendra S. Saxena	None	None	None	None	None	None
Peter M. Lebovitz	$10,001 – $50,000	$10,001 – $50,000	None	None	None	$10,000 – $50,000
Interested Trustee				None	None
Gabriel Hammond	$10,001 – $50,000	$10,001 – $50,000	$10,001 – $50,000	None	None	Over $100,000

Ownership of Securities of Investment Advisor and Related Companies

As of December 31, 2011, no Independent Trustee (or any of his immediate family members) owned beneficially or of record securities of the Advisor or the Distributor, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with the Advisor or the Distributor. During the year ended December 31, 2011, neither the Independent Trustees, nor their immediate family members, had a direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Distributor or any of their affiliates. None of the Independent Trustees are also officers or are affiliated with the Trust.

37

Trustee Compensation

From January 2010 through March 2011, each Independent Trustee was paid: (i) an annual retainer of $5,000; (ii) a fee of $1,000 for each quarterly meeting of the Board attended; and (iii) a fee of $500 for each meeting attended of any committee of the Board of which such Trustee is a member (if such meeting is not held on the same day as a meeting of the Board). Officers of the Trust, all of whom are members, officers, or employees of the Advisor, or their affiliates, receive no compensation from the Trust. Trustee compensation received from the Trust for the Trust’s fiscal year ended November 30, 2011 is set forth in the table below.

Effective April 2011, each Independent Trustee is paid: (i) an annual retainer of $30,000; (ii) a fee of $2,000 for each quarterly and special meeting of the Board attended; and (iii) a fee of $1,000 for each meeting attended of any committee of the Board of which such Trustee is a member. The Chairman of the Board is paid an additional $10,000 per year retainer and the Audit Committee Chairman is paid an additional $5,000 per year retainer.

The information in this table is provided for the fiscal year ended November 30, 2011.

Name of Person, Position	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from Trust and Trust Complex Paid to Trustees
Independent Trustees
Edward F. Kosnik, Trustee	$32,250	None	$32,250
Duke R. Ligon, Trustee	$39,250	None	$39,250
Davendra S. Saxena, Trustee	$36,000	None	$36,000
Peter Lebovitz Trustee	$30,000	None	$30,000
Interested Trustee
Gabriel Hammond, Trustee	None	None	None

38

Officers

The officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the officers of the Trust, their ages, their business addresses and their principal occupations during the past five years are as set forth below. Unless otherwise indicated, the address of each officer is 2100 McKinney Ave., Suite 1401, Dallas, Texas 75201.

Name and DOB	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years
Gabriel Hammond YOB: 1979	President and Trustee	Indefinite/Since January 25, 2010	Advisor, Founder, Member and Portfolio Manager, 2009 – Present, SteelPath Capital Management LLC, Founder, Member and Portfolio Manager, 2004 – Present; Goldman, Sachs & Co., Energy Research Division, 2001 – 2004
Stuart Cartner YOB: 1960	Vice President and Treasurer	Indefinite/Since January 25, 2010	Advisor, Member and Portfolio Manager, 2009 – Present, SteelPath Capital Management LLC, Member and Portfolio Manager, 2007 – Present; Goldman Sachs, Vice President, 1988 – 2007
Erin Moyer YOB: 1979	Secretary	Indefinite/Since March 18, 2010	SteelPath Capital Management LLC, Vice President; JHU Applied Physics Laboratory, Lead Engineer
James McCain YOB: 1951	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite/Since November 23, 2010	SteelPath Capital Management LLC, Chief Compliance Officer; SteelPath Fund Advisors, LLC, Chief Compliance Officer; Brazos Capital Management, Chief Compliance Officer; PineBridge Mutual Funds, Chief Compliance Officer, Secretary and Anti-Money Laundering Officer (2007 – 2010); G.W. Henssler & Associates, Ltd., Henssler Asset Management, LP and Henssler Funds, Chief Compliance Officer (2004 – 2007)

CODE OF ETHICS

The Trust and the Advisor have adopted a code of ethics (“Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act, which governs personal securities trading by their respective personnel. The Code of Ethics does not allow employees to purchase any MLP securities for their personal accounts. Rather, employees are encouraged to own MLPs through the managed products, such as this Trust, creating an alignment of interest with shareholders.

39

CONTROL PERSONS AND PRINCIPAL HOLDERS

Principal Shareholders, Control Persons and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any class of the Fund. A control person is one who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a company or acknowledges (or has received a final adjudication as to) the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund. As of March 1, 2012, the following shareholders were considered to be either a control person or principal shareholder of the Funds:

NAME AND ADDRESS	PERCENTAGE OWNERSHIP	TYPE OF OWNERSHIP
SteelPath MLP Select 40 Fund Class A Shares
Charles Schwab & Co., Inc.* FBO Special Custody Customers 101 Montgomery Street San Francisco, CA 94104	46.69%	Record
Vanguard Brokerage Services* PO Box 1170 Valley Forge, PA 19482	15.33%	Record
SteelPath MLP Select 40 Fund Class C Shares
NFS LLC FEBO* Midwest Trust Company 6800 N. 79th Street Longmont, CO 80503	18.73%	Record
NFS LLC FEBO Neil Cullimore 1606 Deerpath Truckee, CA 96161	7.00%	Record
SteelPath MLP Select 40 Fund Class I Shares
Charles Schwab & Co., Inc.* FBO Special Custody Customers 101 Montgomery Street San Francisco, CA 94104	56.57%	Record
SteelPath MLP Select 40 Fund Class Y Shares
Charles Schwab & Co., Inc.* FBO Special Custody Customers 101 Montgomery Street San Francisco, CA 94104	74.71%	Record
TD Ameritrade, Inc.* Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103	14.55%	Record

40

NAME AND ADDRESS	PERCENTAGE OWNERSHIP	TYPE OF OWNERSHIP
SteelPath MLP Alpha Fund Class A Shares
Charles Schwab & Co., Inc.* FBO Special Custody Customers 101 Montgomery Street San Francisco, CA 94104	47.60%	Record
SteelPath MLP Alpha Fund Class I Shares
Charles Schwab & Co., Inc.* FBO Special Custody Customers 101 Montgomery Street San Francisco, CA 94104	60.25%	Record
Deseret Mutual Benefits Administration* 60 E South Temple Suite 400 Salt Lake City, UT 84111	10.15%	Record
SteelPath MLP Income Fund Class A Shares
Charles Schwab & Co., Inc.* FBO Special Custody Customers 101 Montgomery Street San Francisco, CA 94104	20.44%	Record
SteelPath MLP Income Fund Class I Shares
Charles Schwab & Co., Inc.* FBO Special Custody Customers 101 Montgomery Street San Francisco, CA 94104	47.49%	Record
TD Ameritrade, Inc.* Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103	11.37%	Record
SteelPath MLP Alpha Plus Fund Class A Shares
Pershing LLC* PO Box 2052 Jersey City, NJ 07303	40.34%	Record
David F. Wilson PO Box 98243 Deer Harbor, WA 98243	24.59%	Record
Charles Schwab & Co., Inc.* FBO Special Custody Customers 101 Montgomery Street San Francisco, CA 94104	14.75%	Record

41

NAME AND ADDRESS	PERCENTAGE OWNERSHIP	TYPE OF OWNERSHIP
SteelPath MLP Alpha Plus Class I Shares
TD Ameritrade, Inc.* Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103	98.25%	Record
SteelPath MLP and Infrastructure Debt Fund Class A Shares
Pershing LLC* PO Box 2052 Jersey City, NJ 07303	66.67%	Record
Gary J and Carol K Ellis 11154 Malvern Dr North Royalton, OH 44133	33.33%	Record
SteelPath MLP and Infrastructure Debt Fund Class I Shares
SteelPath Fund Advisors 2100 McKinney Ave Ste 1825 Dallas, TX 75201	100.00%	Record

*	Aggregate of multiple accounts.

Management Ownership.  As of March 1, 2012, the officers and Trustees owned, in the aggregate, less than 1% of the outstanding shares of the Funds.

42

INVESTMENT ADVISORY AGREEMENT

The following information supplements and should be read in conjunction with the section in the Prospectus titled “Management of The SteelPath Funds.”

The Advisor is a Delaware limited liability company with offices at 2100 McKinney Ave, Suite 1401, Dallas, Texas 75201. The Advisor is affiliated with SteelPath Capital Management, LLC (“SCM”) which was established in 2004 and also advises individuals, financial institutions, private equity funds and other pooled investment vehicles. The Advisor is employee owned. The majority of the Advisor’s employees are investment management personnel, all of whom also work for SCM. Gabriel Hammond is deemed to control the Advisor by virtue of his majority ownership of its shares. Mr. Hammond also controls SCM as the majority member of SCM. Mr. Hammond is also an affiliated person of each Fund by virtue of his position as President and Trustee of the Funds. Subject to the supervision and direction of the Board, the Advisor manages the overall investment operations of the Funds, including making investment decisions and placing orders to purchase and sell securities on behalf of the Funds in accordance with the Funds’ stated investment objectives and policies.

The Advisor provides investment advisory services to each Fund pursuant to the terms of an Investment Advisory Agreement (the “Advisory Agreement”) between the Advisor and the Trust. Each Advisory Agreement has an initial term expiring two years after the date of its effectiveness with respect to a Fund, and may be continued in effect from year to year thereafter subject to the annual approval thereof by (1) the Board or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a Fund, provided that in either event the continuance must also be approved by a majority of the Trustees who are not “interested persons” (as defined by the 1940 Act) of the Trust or the Advisor, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement also terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

The Advisor also provides such additional administrative services as the Trust or the Funds may require beyond those furnished by the Funds’ administrator, UMB Fund Services, Inc. (“Administrator”), and furnishes, at its own expense, such office space, facilities, equipment, clerical help, and other personnel and services as may reasonably be necessary in connection with the operations of the Trust and the Funds. In addition, the Advisor (or an affiliate thereof, as applicable) pays the salaries of officers of the Trust who are directors, officers or employees of the Advisor and any fees and expenses of Trustees of the Trust who are also officers, directors, or employees of the Advisor or who are officers or employees of any company affiliated with the Advisor.

In consideration of the services provided by the Advisor, the Funds pays the Advisor a fee that is accrued daily and paid monthly at the following annual rates:

Select 40 Fund	0.70%
Alpha Fund	1.10%
Income Fund	0.95%
Alpha Plus Fund	1.25%
Infrastructure Debt	0.80%

In consideration of the services provided by the Advisor, the Funds paid fees in the following amounts (before any reimbursement of the Funds, described below) for the Funds’ fiscal years ended November 30:

	Fiscal Year Ended November 30,*
	2011	2010**
Select 40 Fund	$3,523,861	$697,515
Alpha Fund	$4,216,724	$753,497
Income Fund	$1,990,952	$381,666

*	The Alpha Plus Fund and Infrastructure Debt Fund commenced operations on December 30, 2011. Accordingly, advisory fees were not paid by either Fund during the previous three fiscal years.
**	The Fund commenced operations on March 31, 2010. Therefore, the information for fiscal year 2010 is provided for the Fund’s initial eight months of operations.

43

The Advisor has contractually undertaken to waive its fees and/or reimburse expenses of each Fund and their respective classes of shares listed below until March 31, 2013, so that total annual fund operating expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) (“Operating Expenses”) do not exceed the rate per annum noted below (“Expense Limitation”):

	Class A	Class C	Class I	Class Y	Expense Limitation Period Ends
Select 40 Fund	1.10%	1.85%	0.85%	0.85%	3/31/13
Alpha Fund	1.50%	2.25%	1.25%		3/31/13
Income Fund	1.35%	2.10%	1.10%		3/31/13
Alpha Plus Fund	2.00%	2.75%	1.75%		3/31/13
Infrastructure Debt Fund	1.15%	1.90%	0.90%		3/31/13

Each Fund listed above has agreed to repay the Advisor out of assets attributable to its respective share class noted above any fees forgone by the Advisor under the Expense Limitation, provided the repayments do not cause the Operating Expenses of that share class to exceed the respective annual rate of average daily net assets as noted above and the repayments are made within three years after the year in which the Advisor incurred the expense. With respect to any Fund, the appropriateness of these undertakings is determined on a Fund-by-Fund and Class-by-Class basis.

44

PORTFOLIO MANAGERS

The Advisor has established an investment committee (the “Investment Committee”) that is primarily responsible for all investment-related services provided to the Funds by the Advisor. The Investment Committee is led by Mr. Hammond and Mr. Cartner. In addition to the information provided below, information regarding the portfolio managers is included in the Prospectus.

Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of November 30, 2011	Presented below for each of the categories is the number of
accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the
							account as of November 30, 2011
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
Gabriel Hammond	3	1.47b	1	164m	0	0	0	0	0	0	0	0
Stuart Cartner	3	1.47b	1	164m	0	0	0	0	0	0	0	0
Brian Watson	0	0	0	0	0	0	0	0	0	0	0	0

Portfolio Manager Compensation

The Advisor is employee-owned, creating a unique set of incentives for the portfolio managers by encouraging them to focus on delivering long-term capital appreciation and discouraging them from taking inappropriate risks to boost short-term returns. Delivering long-term value to shareholders is the surest path to create equity value for their ownership stake. The Advisor believes that direct ownership is the strongest and most attractive type of long-term incentive plan available, and the surest way to retain our key personnel, maintain a consistent portfolio team, and deliver the best securities selection advice.

As of November 30, 2011, each portfolio manager receives a base salary, determined by the Advisor, based on his level of responsibility at the Advisor. In determining the amount of the base salary, the Advisor considers compensation levels in the investment management and broader financial services industries, and compensation levels generally at the Advisor and its affiliates.

The portfolio managers do not receive compensation that is based upon the Fund’s pre- or after-tax performance, or the value of the assets held by such entities. The portfolio managers do not receive any special or additional compensation from the Advisor for their services as portfolio managers.

Material Conflicts of Interest

Real, potential, or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund. The portfolio managers manage the other funds in the Trust. They also may manage other accounts with investment strategies similar to the Fund, including other pooled investment vehicles and separately managed accounts. Fees earned by the Advisor may vary among these accounts, and the portfolio managers may personally invest in these accounts. These factors could create conflicts of interest because portfolio managers have potential incentives to favor certain accounts over others (including the Fund), which could result in other accounts outperforming the Fund.

A conflict may also exist if the portfolio managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity because of the need to allocate that opportunity among multiple accounts. If a limited opportunity is appropriate for all of the Funds, the Advisor will allocate the opportunity among the Fund and the other Funds based on the average assets in each Class of shares. In addition, the portfolio managers may execute transactions for another account that may adversely affect the value of securities held by the Fund. However, the Advisor believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the portfolio managers are generally managed in a similar fashion and that the Advisor has a policy that seeks to allocate opportunities on a fair and equitable basis.

The Advisor and the portfolio managers may carry on investment activities for their own accounts and for those of their families and other clients in which the Fund has no interest, and thus may have certain additional conflicts of interest. In addition, the Advisor may act as the investment advisor to accounts pursuing a range of traditional and alternative investment strategies. As a consequence of managing multiple investment

45

products with varying investment programs, securities may be purchased or sold for some accounts but not others, and securities that are being sold for some accounts may be purchased for others. Factors that could lead to differences in trading decisions for various investment strategies include, among others, in the case of conflicting positions: differing portfolio manager analyses, different investment horizons, implementation of a particular hedging strategy, and differing desired market exposures. When making allocations, portfolio managers may also consider a number of factors, such as cash flow situations, tax considerations, different investment horizons, and different investment strategies. All portfolio managers are aware that trades may not be made in one client account for the purpose of benefiting another client account. Investment decisions must be made only on the basis of the investment considerations relevant to the particular account for which a trade is being made.

The Advisor has adopted a Code of Ethics, among other policies and procedures, that seeks to ensure that clients’ accounts are not harmed by potential conflicts of interests. The Advisor also has procedures to assure that fair and appropriate allocation of investments purchased and sold is made among all clients.

Ownership of Fund Shares by the Portfolio Managers

As of November 30, 2011 the dollar range of equity securities of the Funds beneficially owned by each portfolio manager is:

Dollar Range of Equity Securities Owned in the Funds

SteelPath MLP Select 40 Fund
Name of Portfolio Manager	None	$1 – $10,000	$10,001 – $50,000	$50,001 – $100,000	$100,001 – $500,000	$500,001 – $1,000,000	Over $1,000,000
Gabriel Hammond			X
Stuart Cartner		X

SteelPath MLP Alpha Fund
Name of Portfolio Manager	None	$1 – $10,000	$10,001 – $50,000	$50,001 – $100,000	$100,001 – $500,000	$500,001 – $1,000,000	Over $1,000,000
Gabriel Hammond			X
Stuart Cartner		X

SteelPath MLP Income Fund
Name of Portfolio Manager	None	$1 – $10,000	$10,001 – $50,000	$50,001 – $100,000	$100,001 – $500,000	$500,001 – $1,000,000	Over $1,000,000
Gabriel Hammond			X
Stuart Cartner		X

The Infrastructure Debt Fund commenced operations on December 30, 2011. The Advisor was the Fund’s initial shareholder. As of March 1, 2012, the Advisor had a controlling interest in the Fund. Therefore, Mr. Hammond, who is the managing member of the Advisor, indirectly has a controlling interest in the Fund. The Advisor’s share ownership is reflected in the table under the heading, “Control Persons and Principal Holders” above.

46

DISTRIBUTOR

Shares of the Trust are distributed on a continuous basis at their current NAV per share by the Distributor. The Distributor provides services to the Funds pursuant to a Distribution Agreement with the Trust (the “Distribution Agreement”). The Distribution Agreement is terminable without penalty, on no less than 30 days’ written notice, by the Board, by vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or by the Distributor. After its initial term, the Distribution Agreement may be renewed for successive one-year terms, provided such continuance is specifically approved by (1) the Board, or (2) a vote of a majority of the Fund’s outstanding voting securities (as defined by the 1940 Act), provided that, in either event, the continuance must also be approved by a majority of the Trustees who are not “interested persons” (as defined by the 1940 Act) of the Trust or the Distributor and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plans or Distribution Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement provides that it will terminate automatically in the event of its “assignment” (as defined by the 1940 Act and the rules thereunder). In the Distribution Agreement, the Trust has agreed to indemnify the Distributor for certain losses incurred by the Distributor in connection with the Distributor’s performance under the Distribution Agreement. The principal business address of the Distributor is at 803 West Michigan Street, Milwaukee, Wisconsin 53233.

The Advisor has entered into an agreement with the Distributor whereby the Advisor has agreed to compensate and reimburse the Distributor for the expenses the Distributor incurs in connection with its activities pursuant to the Distribution Agreement. Any payments made by the Advisor to the Distributor under this agreement are from its own resources.

Rule 12b-1 Plan.  The Trust has adopted a plan (a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for each of the Class A and Class C shares. Rule 12b-1 provides that any payments made by a Fund in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing. Under the Plans, a Fund may pay an annual fee (the “12b-1 Fee”) consisting of up to 0.25% of the average daily net assets of the Fund’s Class A Shares and up to 1.00% of the average daily net assets of the Fund’s Class C Shares.

Subject to the supervision of the Board of the Trust, the Funds may make payments under the Plans for services related to the distribution of the Fund’s Class A and Class C shares and/or the provision of services to Class A and Class C shareholders. Under the Plans, a Fund may make payments to, among others, the Distributor, securities dealers or brokers, administrators or other financial intermediaries, financial institutions, investment advisors and others that are engaged in the sale of Fund shares, or that may be advising shareholders of the Fund regarding the purchase, sale or retention of Fund shares or that hold Fund shares for shareholders in omnibus accounts or as shareholders of record and other financial intermediaries that provide shareholder or administrative services to the Fund and its shareholders or that maintain shareholder accounts (“Financial Intermediaries”). The Fund also may pay the: (a) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to a Plan) who engage in or support distribution of Fund shares; (b) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (c) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (d) costs of preparing, printing and distributing sales literature; (e) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (f) costs of implementing and operating a Plan.

In adopting the Plans, the Board considered various information and determined that there is a reasonable likelihood that the Plans will benefit the Funds and their Class A and Class C shareholders. Amounts that are spent pursuant to the Plans will assist the Funds in providing ongoing servicing to shareholders, competing with other providers of financial services and promoting sales, which may help to increase the Funds’ net assets.

47

A Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Trust’s Board, including a majority of the trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan (the “Rule 12b-1 Independent Trustees”). A Plan may be terminated at any time, without penalty, by vote of a majority of the Rule 12b-1 Independent Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a particular Fund. Any amendment to a Plan to increase materially the amount the Fund is authorized to pay thereunder would require approval by a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund. Other material amendments to the Trust’s Plan would be required to be approved by vote of the Board, including a majority of the Rule 12b-1 Independent Trustees.

The following table reflects the principal types of activities for which Rule 12b-1 payments are made, including the dollar amount paid by each Fund during the fiscal period ended November 30, 2011:*

	Advertising/ Marketing	Printing/ Postage	Payment to Distributor	Payment to Broker- Dealers	Compensation to Sales Personnel	Interest, Carrying, or Other Financing Charges	Other	Total
Select 40 Fund				$131,549				$131,549
Alpha Fund				$103,800				$103,800
Income Fund				$202,580				$202,580

*	The Alpha Plus Fund and Infrastructure Debt Fund had not commenced operations as of November 30, 2011, accordingly neither Fund made any Rule 12b-1 payments for the fiscal year ended November 30, 2011.

DESCRIPTION OF SHARES

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. Shareholders of the Trust and any other future series or classes of the Trust will vote in the aggregate and not by series or class except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series or class. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Additional Information Regarding Sales Charges

The following information supplements and should be read in conjunction with the section in the Funds’ Prospectus titled “The Funds’ Share Classes.”

Class A Shares — Sales Charge Reductions and Waivers

As described in the Prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Rights of Accumulation.  Subject to the limitations described below regarding aggregation, you may take into account your accumulated holdings in Class A shares of the Funds to determine your sales charge on investments in accounts eligible to be aggregated.

Qualifying investments for aggregation include those made by you and your “immediate family members” as discussed in the Prospectus, if all parties are purchasing shares for their own accounts and/or:

•	Individual-type employee benefit plans, such as an IRA, individual 403(b) plan or single-participant Keogh-type plan;
•	Business accounts solely controlled by you or your immediate family (for example, you own the entire business);

48

•	Trust accounts established by you or your immediate family;
•	Endowments or foundations established and controlled by you or your immediate family; or
•	529 accounts, which will be aggregated at the account owner level.

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

•	For a single trust, estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;
•	Made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;
•	For a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating Fund shares;
•	For nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or
•	For individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes, or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act.

Purchases made for nominee or street name accounts (securities held in the name of a broker-dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Letter of Intent (“Letter”).  Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Letter. The Letter will be considered completed if the shareholder dies within the 13-month Letter Period. Commissions to dealers will not be adjusted or paid on the difference between the Letter amount and the amount actually invested before the shareholder’s death.

All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Letter Period, the purchaser may be required to remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Letter Period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Letter Period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Distributor for the balance still outstanding.

Concurrent Purchases.  As described in the Prospectus, you may reduce your Class A sales charge by combining simultaneous purchases of Class A shares of the Funds subject to a sales load.

Other Purchasers.  In addition to those purchasers discussed in the Prospectus, Class A shares of the Funds also may be sold at NAV (without the imposition of a front-end sales charge) to:

1. the Advisor and its affiliated companies as well as accounts managed by the Advisor and its affiliated companies;

2. an individual or entity with a substantial business relationship with the Advisor and its affiliated companies, or an individual or entity related or relating to such individual or entity;

3. full-time employees of banks that have sales agreements with the Distributor, who are solely dedicated to directly supporting the sale of mutual funds; and

49

4. directors, officers and employees of financial institutions that have a selling group agreement with the Distributor;

As discussed in the Prospectus, Class A sales charges also may be waived on purchases made through certain fee-based programs. These programs include those with banks, broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket or in a wrap program, asset allocation program or other program in which the clients pay an asset-based fee.

In general, Class A shares are offered at NAV to the relevant persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this NAV privilege, additional investments can be made at NAV for the life of the account.

Moving Between Accounts.  Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

•	Redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase Fund shares in an individual retirement account (“IRA”) or other individual-type retirement account;
•	Required minimum distributions from an IRA or other individual-type retirement account used to purchase Fund shares in a non-retirement account; and
•	Death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase Fund shares in a different account.

Class C Shares — Contingent Deferred Sales Charges

As discussed in the Prospectus, the redemption of Class C shares may be subject to a contingent deferred sales charge (“CDSC”) if you redeem your shares within one year of purchase. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or capital gain distributions, or upon amounts representing share appreciation. As described in the Prospectus, there are various circumstances under which the CDSC will be waived. The Advisor or the Funds’ transfer agent may require documentation prior to waiver of the CDSC.

The following example illustrates the operation of the CDSC. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge. At the rate of 1.00%, the CDSC would be $40 for redemptions of Class C shares. In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.

Additional Information Regarding Redemptions

The following information supplements and should be read in conjunction with the section in the Funds’ Prospectus titled “How To Redeem Shares.”

Redemption In Kind

Although each Fund intends to redeem shares in cash, the Funds reserve the right to pay the redemption price in whole or in part by a distribution of securities or other assets. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90 day period. Redemption in kind is not as liquid as a cash redemption. In addition, to the extent the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

50

Suspension of Redemptions

The right of redemption may be suspended or the date of payment postponed (1) during any period when the NYSE is closed (other than customary weekend and holiday closings); (2) when trading in the markets a Fund ordinarily uses is restricted, or when an emergency exists such that disposal of a Fund’s investments or determination of its NAV is not reasonably practicable; or (3) for such other periods as the SEC by order may permit to protect the Funds’ shareholders.

PORTFOLIO HOLDINGS INFORMATION

The Trust has adopted a written policy relating to disclosure of its portfolio holdings governing the circumstances under which disclosure may be made to shareholders and third parties of information regarding the portfolio investments held by a Fund. Disclosure of a Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter (in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q). These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. Except for these reports, or as otherwise specifically permitted by the Trust’s policy, information regarding a Fund’s portfolio holdings may not be provided to any person.

Information regarding each Fund’s portfolio securities, and other information regarding the investment activities of each Fund, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund, but only if such disclosure has been approved by the CCO of the Trust. Such information is typically disclosed the day after each calendar month end. In connection with any such arrangement, the recipient of the information must agree to maintain the confidentiality of the information and to use the information only to facilitate its rating or ranking of a Fund. The Trust’s policy permits disclosure of information to a Fund’s investment advisor or to other service providers to the Trust (including its administrator, distributor, custodian, legal counsel and auditors). The CCO is authorized to approve other arrangements under which information relating to portfolio securities held by, or purchased or sold by, a Fund is disclosed to shareholders or third parties, subject to a requirement that the CCO concludes (based upon various factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Trust and the Fund and is unlikely to affect adversely the Trust or the Fund. Any such arrangements approved by the CCO are subject to duties of confidentiality and not to trade on such information and are required to be reported to the Board. The Trust believes that the standards applicable to approval of these arrangements should help assure that any disclosure of information is in the best interests of the Fund and its shareholders and that disclosure is not made under circumstances where the Advisor, the Distributor or an affiliated person of the Advisor or Distributor stands to benefit to the detriment of the Fund.

The Board has approved the Trust’s policy regarding disclosure of portfolio holdings information. The Trust’s CCO is responsible for monitoring the use and disclosure of information relating to the Fund’s portfolio securities and is also responsible to report to the Board at least annually regarding the effectiveness of the Trust’s compliance program, including its policy governing the disclosure of portfolio holdings and any material violations of that policy. Under the Trust’s policy, the Advisor, the Trust and their respective affiliated persons are prohibited from receiving any direct or indirect compensation in consideration of information relating to a Fund’s portfolio securities held, purchased or sold by the Fund.

51

Consistent with the Trust’s policy, information relating to a Fund’s portfolio securities are provided to certain persons as described in the following table. Such persons are subject to duties not to trade on such information and duties of confidentiality. There are no other arrangements in effect involving the disclosure of information regarding a Fund’s portfolio holdings.

Type of Service Provider	Typical Frequency of Access to Portfolio Information	Restrictions
Advisor	Daily	Ethical
Administrator and Distributor	Daily	Contractual and Ethical
Custodian	Daily	Contractual and Ethical
Independent Registered Public Accounting Firm	During annual audit	Ethical
Legal counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical
Printers	Twice a year – printing of semi-annual and annual reports	No formal restrictions in place. However, printer would not receive portfolio information until at least 30 days old.
Broker-Dealers	As frequently as daily	Contractual and Ethical

DETERMINATION OF NET ASSET VALUE

Pricing of Shares

The price of each Fund’s shares is based on its net asset value (or NAV), which is calculated by dividing the value of a Fund’s assets (i.e., the value of its assets less its liabilities) by the total number of shares outstanding. The NAV of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time) on each day the NYSE is open for business. The NYSE is regularly closed on New Year’s Day, the third Monday in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. The price at which a security is purchased or redeemed is based on the next calculation of NAV after receipt of an order in proper form by the Funds’ transfer agent or an appropriate financial intermediary.

Securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of the last reported sale price on the exchange on which they are primarily traded. Securities listed on the Nasdaq National Market System (“Nasdaq”) will be valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. If a last sales price is not reported by the principal exchange on which a security is traded, a security will be valued at the mean of the last bid and ask price. Over the counter securities are valued based on the last sales price. If there is no trading of a security, the mean of the last bid prices obtained from two or more broker-dealers will be used, unless there is only one broker-dealer, in which case that dealer’s last bid price will be used.

Exchange traded options on securities and indices generally will be valued at their last sales price or, if no last sales price is available, at their last bid price. Options traded in the over-the counter market will be valued based on the last bid prices obtained from two or more broker-dealers, unless there is only one broker-dealer, in which case that dealer’s last bid prices will be used. Futures contracts will be valued based upon the last sales price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions on a given day, the mean of the last bid and asked price. Swaps and other privately negotiated agreements will be valued pursuant to a valuation model approved by the Board, by an independent pricing service or prices supplied by the counterparty, which in turn are based on the market prices or fair values of the securities underlying the agreement.

52

Fixed income securities with maturities greater than 60 days will be valued based on prices received from an independent pricing service. Short-term fixed income securities with maturities of 60 days or less will be valued at amortized cost. If the Board determines that the amortized cost method does not represent the fair value of the short-term debt instrument, the investment will be valued at fair value as determined by procedures as adopted by the Board.

Pursuant to procedures adopted by the Board, the Advisor’s Valuation Committee will determine the fair value the Fund’s securities and other assets when price quotations or valuations are not readily available, readily available price quotations are valuations are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities. A “significant event” is one that occurred prior to the Fund’s valuation time, is not reflected in the most recent market price of a security, and will affect the value of a security. Generally, a security will be fair valued include when trading in the security has been halted, a market price is not available from either a pricing service or a broker or a price has become stale.

Fair value pricing is intended to result in a more accurate determination of a Fund’s net asset value and should reduce the potential for stale pricing arbitrage opportunities in a Fund. However, attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes.

Additional Information Regarding Deferred Tax Liability

Because each Fund, except the Infrastructure Debt Fund, is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, the Funds will incur tax expenses. In calculating a Fund’s daily NAV, the Funds will, among other things, account for its deferred tax liability and/or asset balances. As a result, any deferred tax liability is reflected in a Fund’s daily NAV.

The Funds will accrue, in accordance with generally accepted accounting principles, a deferred income tax liability balance at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an assumed state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by a Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. The Funds’ current and deferred tax liability, if any, will depend upon the Fund’s net investment gains and losses and realized and unrealized gains and losses on investments and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Any deferred tax liability balance will reduce a Fund’s NAV.

The Funds also will accrue, in accordance with generally accepted accounting principles, a deferred tax asset balance which reflects an estimate of the Funds’ future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase a Fund’s NAV. To the extent a Fund has a deferred tax asset balance, the Fund will assess, in accordance with generally accepted accounting principles, whether a valuation allowance, which would offset the value of some or all of the Fund’s deferred tax asset balance, is required. Pursuant to Financial Accounting Standards Board Accounting Standards Codification 740 (FASB ASC 740), the Fund will assess a valuation allowance to reduce some or all of the deferred tax asset balance if, based on the weight of all available evidence, both negative and positive, it is more likely than not that some or all of the deferred tax asset will not be realized. The Funds will use judgment in considering the relative impact of negative and positive evidence. The weight given to the potential effect of negative and positive evidence will be commensurate with the extent to which such evidence can be objectively verified. A Fund’s assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are dependent on, among other factors, future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may be limited or expire unused. However, this assessment generally may not consider the potential for market value increases with respect to a Fund’s investments in equity securities of MLPs or any other securities or assets. Significant weight is given to a Fund’s forecast of future taxable income, which is based on, among other factors, the expected continuation of MLP cash distributions at or near current levels. Consideration is also given to the effects of the potential of additional future realized and unrealized gains or losses on investments and the period over which deferred tax assets can be realized, as federal tax net

53

operating loss carryforwards expire in twenty years and federal capital loss carryforwards expire in five years. Recovery of a deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. The Funds will assess whether a valuation allowance is required to offset some or all of any deferred tax asset in connection with the calculation of a Fund’s NAV per share each day; however, to the extent the final valuation allowance differs from the estimates the Fund used in calculating the Fund’s daily NAV, the application of such final valuation allowance could have a material impact on the Fund’s NAV.

The Funds’ deferred tax asset and/or liability balances is estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. The Funds will rely to some extent on information provided by MLPs in determining the extent to which distributions received from MLPs constitute a return of capital, which information may not be provided to the Funds on a timely basis, in order to estimate deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. If such information is not received from such MLPs on a timely basis, a Fund will estimate the extent to which distributions received from MLPs constitute a return of capital based on average historical tax characterization of distributions made by MLPs. A Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of a Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability. Actual income tax expense, if any, will be incurred over many years, depending on if and when investment gains and losses are realized, the then-current basis of a Fund’s assets and other factors. As a result, the determination of a Fund’s actual tax liability may have a material impact on the Fund’s NAV. A Fund’s daily NAV calculation will be based on then current estimates and assumptions regarding the Fund’s deferred tax liability and/or asset balances and any applicable valuation allowance, based on all information available to the Fund at such time. From time to time, a Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of a Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV per share, which could be material.

54

ADDITIONAL TAX INFORMATION

This section and the discussion in the Prospectus (see “Tax Matters”) provide a general summary of the material U.S. federal income tax consequences to persons who purchase, own and dispose of a Fund’s securities. It does not address all federal income tax consequences that may apply to an investment in a Fund’s securities or to particular categories of investors, some of which may be subject to special rules. Unless otherwise indicated, this discussion is limited to taxpayers who are U.S. persons, as defined herein. The discussion that follows is based on the provisions of the Code and Treasury regulations promulgated thereunder as in effect on the date hereof and on existing judicial and administrative interpretations thereof. These authorities are subject to change and to differing interpretations, which could apply retroactively. Potential investors should consult their own tax advisers in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of a Fund’s securities. This discussion does not address all tax consequences that may be applicable to a U.S. person that is a beneficial owner of a Fund’s securities, nor does it address, unless specifically indicated, the tax consequences to, among others, (i) persons that may be subject to special treatment under U.S. federal income tax law, including, but not limited to, banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations and dealers in securities or currencies, (ii) persons that will hold a Fund’s securities as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for U.S. federal income tax purposes, (iii) persons whose functional currency is not the United States dollar, (iv) persons that do not hold a Fund’s securities as capital assets within the meaning of Section 1221 of the Code, or (v) except as specifically provided under “Dividends and Other Distributions and Redemption of Shares” below, foreign investors.

The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively.

Taxation of the Funds — C Corporation Funds

Each Fund, except the Infrastructure Debt Fund, will be taxed as a “C” corporation and subject to tax on its taxable income at corporate rates. All distributions from the Fund’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. As discussed below, the resulting corporate taxes and accruals for deferred tax liabilities could substantially reduce a Fund’s net assets, the amount of income available for distribution and the amount of a Fund’s distributions.

As a “C” corporation, each Fund will accrue, in accordance with generally accepted accounting principles, a deferred income tax liability balance at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an assumed state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. A Fund’s current and deferred tax liability, if any, will depend upon the Fund’s net investment gains and losses and realized and unrealized gains and losses on investments and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Any deferred tax liability balance will reduce a Fund’s net asset value.

The Funds also will accrue, in accordance with generally accepted accounting principles, a deferred tax asset balance which reflects an estimate of a Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase a Fund’s net asset value. To the extent a Fund has a deferred tax asset balance, the Fund will assess, in accordance with generally accepted accounting principles, whether a valuation allowance, which will offset the value of some or all of the Fund’s deferred tax asset balance, is required. Pursuant to Financial Accounting Standards Board Accounting Standards Codification 740 (FASB ASC 740), a Fund will assess a valuation allowance to reduce some or all of the deferred tax asset balance if, based on the weight of all available evidence, both negative and positive, it is more likely than not that some or all of the deferred tax asset will not be realized. The Funds will use judgment in considering the relative impact of negative and positive evidence. The weight given to the potential effect of negative and positive evidence will be commensurate with the extent to which such

55

evidence can be objectively verified. A Fund’s assessment will consider, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are dependent on, among other factors, future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may be limited or expire unused. However, this assessment generally may not consider the potential for market value increases with respect to a Fund’s investments in equity securities of MLPs or any other securities or assets. Significant weight will be given to a Fund’s forecast of future taxable income, which will be based on, among other factors, the expected continuation of MLP cash distributions at or near current levels. Consideration also will be given to the effects of the potential of additional future realized and unrealized gains or losses on investments and the period over which deferred tax assets could be realized, as federal tax net operating loss carryforwards expire in twenty years and federal capital loss carryforwards expire in five years. Recovery of a deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. The Funds will assess whether a valuation allowance is required to offset some or all of any deferred tax asset in connection with the calculation of a Fund’s net asset value per share each day; however, to the extent the final valuation allowance differs from the estimates a Fund used in calculating the Fund’s daily net asset value, the application of such final valuation allowance could have a material impact on the Fund’s net asset value.

A Fund’s deferred tax asset and/or liability balances will be estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. The Funds will rely to some extent on information provided by MLPs in determining the extent to which distributions received from MLPs constitute a return of capital, which information may not be provided to a Fund on a timely basis, in order to estimate the Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its net asset value. If such information is not received from such MLPs on a timely basis, a Fund will estimate the extent to which distributions received from MLPs constitute a return of capital based on average historical tax characterization of distributions made by MLPs. A Fund’s estimates regarding its deferred tax liability and/or asset balances will be made in good faith; however, the daily estimate of a Fund’s deferred tax liability and/or asset balances used to calculate each Fund’s net asset value could vary dramatically from the Fund’s actual tax liability. Actual income tax expense, if any, will be incurred over many years, depending on if and when investment gains and losses are realized, the then-current basis of the Fund’s assets and other factors. As a result, the determination of the Fund’s actual tax liability could have a material impact on a Fund’s net asset value. A Fund’s daily net asset value calculation will be based on then current estimates and assumptions regarding a Fund’s deferred tax liability and/or asset balances and any applicable valuation allowance, based on all information available to that Fund at such time. From time to time, a Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of a Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in a Fund’s net asset value per share, which could be material.

Taxation of the Funds — Infrastructure Debt Fund

The Infrastructure Debt Fund intends to continue to qualify for the special tax treatment afforded to RICs under Subchapter M of the Code. As long as the Fund qualifies, the Fund (but not shareholders) will not be subject to federal income tax on the part of the Fund’s net ordinary income and net realized capital gains that it distributes to shareholders. In order to qualify for the special tax treatment afforded to RICs, the Fund must meet an annual income test, quarterly asset diversification tests, and an annual distribution requirement, all as described further below, and be registered as a management company under the 1940 Act at all times during each taxable year. Failure to meet any of the quarterly tests would disqualify us from RIC tax treatment for the entire year. However, in certain situations the Fund may be able to take corrective action within 30 days of the end of a quarter, or, in certain circumstances, within six months of the last day of the quarter in which the Fund identifies that it failed the asset diversification test, which would allow the Fund to remain qualified.

The Income Test.  Under the annual income test, at least 90% of the Infrastructure Debt Fund’s gross income in each taxable year must be derived from dividends, interest, payments with respect to securities

56

loans, gains from the sale of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities or currencies. Net income from a “qualified publicly traded partnership” will also be included as qualifying income for purposes of the 90% gross income test. A “qualified publicly traded partnership” is a publicly traded partnership that is treated as a partnership for U.S. federal income tax purposes and that derives less than 90% of its gross income from the foregoing types of income. To the extent the Fund holds interests in entities that are taxed as grantor trusts for federal income tax purposes or are partnerships that are not treated as “qualified publicly traded partnerships,” the income derived from such investments may not be treated as qualifying income for purposes of the 90% gross income test, depending on the underlying source of income to such partnerships or grantor trusts.

The Diversification Tests.  Under the quarterly diversification tests, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls (by owning 20% or more of their voting power) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities (including debt securities) of one or more qualified publicly traded partnerships. These tests are referred to as the “Diversification Tests.”

The Annual Distribution Requirement.  The Fund’s deduction for dividends paid to shareholders during the taxable year must equal or exceed 90% of the sum of the Fund’s (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid, and (ii) net tax-exempt interest, if any (the excess of the Fund’s gross tax-exempt interest over certain disallowed deductions). For purposes of this distribution test, the Fund may elect to treat as paid on the last day of the fiscal year all or part of any dividends that the Fund declares after the end of the Fund’s taxable year. Such dividends must be declared before the due date for filing the Fund’s tax return, including any extensions. The Fund intends to distribute at least annually substantially all of such income. The Fund will refer to this distribution requirement as the “Annual Distribution Requirement.”

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of the Fund’s ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98.2% of the Fund’s capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on November 30, the last day of its taxable year (which the Fund intends to continue to elect to use for this purpose), and (iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. This distribution requirement is referred to as the “Excise Tax Avoidance Requirement.” While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which the Fund does not meet the foregoing distribution requirement.

A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by us during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

57

Although the Fund presently does not intend to do so, the Fund is authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, the Fund is not permitted to make distributions to its shareholders while the Fund’s debt obligations unless certain “asset coverage” tests are met. Moreover, the Fund’s ability to dispose of assets to meet its distribution requirements may be limited by other requirements relating to the Fund’s status as a RIC, including the Diversification Tests. If the Fund disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

If, in any taxable year, the Fund fails to qualify as a RIC, the Fund would be taxed in the same manner as an ordinary corporation and distributions from earnings and profits (as determined under federal income tax principles) to shareholders would not be deductible by the Fund in computing the Fund’s taxable income. In such case, under current law distributions to the Fund’s shareholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual shareholders (provided that certain holding period and other requirements were met), and (ii) for the dividends-received deduction in the case of corporate shareholders. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining Distributions would be treated as a capital gain. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial Distributions before requalifying as a RIC that is accorded special tax treatment.

The remainder of this discussion assumes that the Infrastructure Debt Fund qualifies as a RIC and has satisfied the Annual Distribution Requirement.

Taxation of Fund Investments

The following section discusses the taxation of certain of the Funds’ investments.

Certain of the Funds’ investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Funds intend to monitor their transactions and may make certain tax elections to mitigate the effect of these rules.

A Fund may be required to recognize taxable income in circumstances in which the Fund does not receive cash. For example, if a Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any original issue discount accrued will be included in the Infrastructure Debt Fund’s investment company taxable income for the year of accrual, that Fund may be required to make a Distribution to shareholders in order to satisfy the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, even though the Fund will not have received any corresponding cash amount.

Gain that a Fund derives from the disposition of any bonds with market discount (i.e., an amount generally equal to the excess of the stated redemption price or revised issue price of the bond over the basis of such bond immediately after it was acquired) will be taxed as ordinary income to the extent of the accrued market discount, unless the Fund makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount bond may be deferred until such bond is sold or otherwise disposed of.

The Funds intend to invest in debt and equity securities of MLPs that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. The

58

Infrastructure Debt Fund expects that these MLPs will be treated as “qualified publicly traded partnerships” (as defined in Section 851(h) of the Code). Accordingly, it is expected that the net income derived by us from such equity investments will qualify as “good income” for purposes of the 90% gross income test. If the MLPs in which the Infrastructure Debt Fund invests, however, do not qualify as qualified publicly traded partnerships under the new rules or otherwise are not treated as corporations for U.S. federal income tax purposes, the income derived by the Fund from such equity investments may not qualify as “good income” under the 90% gross income test and, therefore, could adversely affect the Fund’s status as a RIC. Similar issues could arise if the Infrastructure Debt Fund’s debt investments in such MLPs are re-characterized as equity for tax purposes.

The MLPs in which the Funds intend to invest are expected to be treated as partnerships for U.S. federal income tax purposes, and therefore, the cash distributions received by the Funds from an equity investment in an MLP may not correspond to the amount of income allocated to the Funds by the MLP in any given taxable year. If the amount of income allocated by an MLP to the Infrastructure Debt Fund exceeds the amount of cash received by the Fund from such MLP, the Fund may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and avoiding any income and excise taxes. Accordingly, the Infrastructure Debt Fund may have to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements.

The Funds intend to invest in Canadian income trusts that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. Canadian income trusts are generally treated as either corporations or partnerships for U.S. federal income tax purposes. If the Canadian entities in which the Infrastructure Debt Fund invests are treated as corporations for U.S. federal income tax purposes, the income and gain generated by the Infrastructure Debt Fund from such investments will generally be qualifying income, and a trust unit will generally be a qualifying asset, for purposes of the Fund’s qualification as a RIC. Moreover, if the Canadian entity is a PFIC (as defined below), a Fund will be subject to additional rules described below relating to tax consequences of an investment in a PFIC. If the Canadian income trusts in which a Fund invests are treated as partnerships for U.S. federal income tax purposes, a Fund will be subject to U.S. tax on its share of the trust’s income, whether or not it is distributed to a Fund. The effect of such investments on the Infrastructure Debt Fund will depend on whether the Canadian entity is a qualified publicly traded partnership (as described above) or not. If the Canadian entity is a qualified publicly traded partnership, the Infrastructure Debt Fund Fund’s investment therein would generally be subject to the rules described above relating to investments in MLPs. If the Canadian entity, however, is not treated as a qualified publicly traded partnership, then the consequences to the Infrastructure Debt Fund of an investment in such Canadian entity will depend upon the amount and type of income and assets of the Canadian entity allocable to the Fund. The Infrastructure Debt Fund intends to monitor its investments in Canadian entities to prevent the Fund’s disqualification as a RIC.

Income received by the Funds with respect to non-U.S. securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions may reduce or eliminate such taxes. Due to the makeup of the Fund’s investment portfolio, stockholders will not be entitled to claim a credit or deduction with respect to such foreign taxes.

Investments by the Funds in certain “passive foreign investment companies” (“PFIC”) could subject the Funds to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to stockholders. Elections may be available to the Funds to mitigate the effect of this provision provided in certain cases that the PFIC complies with certain reporting requirements, but the elections generally accelerate the recognition of income without the receipt of cash.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition

59

of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Taxation of U.S. Shareholders

All Fund distributions from current or accumulated earnings and profits, except for certain distributions of the Infrastructure Debt Fund, will be taxable to shareholders as ordinary income. Some portions of distributions by these Funds may be eligible for the dividends received deduction in the case of corporate shareholders and, for taxable years beginning before January 1, 2013 (unless such date is extended by future legislation), may be eligible for a 15% preferential maximum tax rate in the case of individual shareholders, provided in both cases, the shareholder meets certain holding period and other requirements in respect of the Funds’ shares.

Dividends from the Infrastructure Debt Fund’s investment company taxable income, whether received in cash or additional Fund shares, are generally taxable to its shareholders as ordinary income, to the extent of its earnings and profits. A portion of the dividends from the Fund’s investment company taxable income (whether paid in cash or reinvested in Fund shares) may be eligible for (1) the 15% maximum rate of federal income tax applicable to “qualified dividend income” that individual shareholders receive in taxable years beginning before January 1, 2013 and (2) the dividends-received deduction allowed to corporations. The eligible portion for purposes of the 15% rate for the Fund may not exceed the aggregate dividends the Fund receives from most domestic corporations and certain foreign corporations, whereas only dividends the Fund receives from domestic corporations are eligible for purposes of the dividends-received deduction. However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. The Fund’s distributions of net capital gain (“capital gain distributions”) do not qualify for the dividends-received deduction.

If the Infrastructure Debt Fund’s shares are redeemed at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares of Infrastructure Debt Fund are purchased shortly before the record date for any dividend or other distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution.

Capital gain distributions the Infrastructure Debt Fund makes that are attributable to any net capital gain it recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2013, will be subject to federal income tax at a maximum rate of 15% for individual shareholders. In addition, any capital gain an individual shareholder realizes on a redemption before that date of his or her shares in any Fund held for more than one year will qualify for that maximum rate. Furthermore, if shares of the Infrastructure Debt Fund are purchased within 30 days before or after a redemption of shares of that Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of any newly purchased shares.

Dividends and other distributions the Infrastructure Debt Fund declares in December of any year that are payable to its shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by the shareholders on December 31 if the Fund pays the distributions during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

Taxation of Non-U.S. Shareholders

Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership (“non-U.S. shareholder”), depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by the foreign shareholder. If the income from a Fund is not effectively connected with your U.S. trade or business, except as described below with respect to the Infrastructure Debt Fund, dividend distributions paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. A foreign shareholder generally will be exempt from federal income tax on gain realized on the sale of Fund shares, unless the foreign shareholder is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year (special rules apply in the

60

case of a shareholder that is a foreign trust or foreign partnership). If the income from the Fund is effectively connected with a foreign shareholder’s U.S. trade or business, the shareholder will be subject to federal income tax on such income as if the shareholder were a U.S. shareholder. Non-U.S. shareholders must satisfy certain certification and filing requirements to qualify for the exemptions from U.S. withholding tax and for a reduced rate of U.S. withholding tax under income tax treaties. Non-U.S. shareholders should consult their tax advisers with respect to the potential application of these regulations. Beginning in 2014, a withholding tax of 30% will apply to payments of Fund dividends and gross proceeds of Fund redemptions paid to non-U.S. shareholders, unless such non-U.S. shareholders comply with certain reporting requirements to the Internal Revenue Service and/or the Fund as to identifying information (including name, address and taxpayer identification number) of direct and indirect U.S. owners.

Special rules apply to certain distributions by the Infrastructure Debt Fund. A foreign shareholder generally will be exempt from federal income tax on Infrastructure Debt Fund distributions of net capital gain (other than distributions with respect to certain years consisting of gain realized on disposition of U.S. real property interests), unless the foreign shareholder is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year (special rules apply in the case of a shareholder that is a foreign trust or foreign partnership). In addition, distributions that the Infrastructure Debt Fund reports as “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding for taxable years of the Fund beginning before January 1, 2012. It is possible that legislation will be enacted extending this exemption to later years. “Short-term capital gain dividends” are dividends that are attributable to short-term capital gain realized by the Fund (generally, the excess of the Fund’s net short-term capital gain over long-term capital loss for such taxable year, computed with certain adjustments). “Interest-related dividends” are dividends that are attributable to certain original discount, interest on obligations in registered form (with certain exceptions), and interest on deposits derived from U.S. sources, all of which would be exempt from withholding if received directly by a non-U.S. shareholder, and any interest-related dividend from another RIC, reduced by expenses that are allocable to such income. Depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as short-term capital gain dividends and interest-related dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.

Cost Basis Reporting

Legislation passed by Congress in 2008 requires the Funds (or their administrative agent) to report to the IRS and furnish to Fund shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2011 (January 1, 2012 in the case of the Infrastructure Debt Fund), and redeemed on or after that date. The Funds will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Funds will use the average cost method as a default cost basis method. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

Backup Withholding

Federal regulations generally require the Funds to withhold and remit to the U.S. Treasury a “backup withholding” tax with respect to dividends and the proceeds of any redemption paid to you if you fail to furnish a Fund or a Fund’s paying agent with a properly completed and executed IRS Form W-9, Form W-8BEN, or other applicable form. Furthermore, the IRS may notify a Fund to institute backup withholding if the IRS determines that your TIN is incorrect or if you have failed to properly report taxable dividends or interest on a federal tax return. A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner’s federal income tax return. The backup withholding rate is currently 28% and is scheduled to increase on January 1, 2013.

61

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board, the Advisor is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities are generally traded on a “net” basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

The aggregate amount of brokerage commissions paid by each Fund in the fiscal years ended November 30, 2010 and November 30, 2011 are set forth below:

BROKERAGE COMMISSIONS*

Aggregate Brokerage Commissions for the fiscal year ended November 30
	2011	2010**
Select 40 Fund	286,433	157,346
Alpha Fund	228,485	83,646
Income Fund	176,946	58,768

*	The Alpha Plus Fund and Infrastructure Debt Fund commenced operations on December 30, 2011. Accordingly, no brokerage commissions were paid by either Fund during the previous three fiscal years.
**	The Fund commenced operations on March 31, 2010. Therefore, the information for fiscal year 2010 is provided for the Fund’s initial eight months of operations.

The Advisor may serve as investment advisor to other clients, including private investment companies, and the Advisor may in the future act as investment advisor to other registered investment companies. It is the practice of the Advisor to cause purchase and sale transactions to be allocated among a Fund and others whose assets are managed by the Advisor in such manner as it deems equitable. In making such allocations, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the Funds and the other client accounts. This procedure may, under certain circumstances, have an adverse effect on a Fund.

The policy of the Trust regarding purchases and sales of securities for the Funds is that primary consideration will be given to obtaining the most favorable prices and best execution of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Advisor believes that a requirement always to seek the lowest commission cost could impede effective management and preclude the Advisor from obtaining high-quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies on its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

In seeking to implement the Trust’s policies, the Advisor effects transactions with brokers and dealers it believes provide the most favorable prices and are capable of providing efficient executions. The Advisor may place portfolio transactions with a broker or dealer that furnishes research and other services to the Advisor consistent with Section 28(e) of the Securities Exchange Act of 1934. The information and services received by the Advisor from brokers and dealers may be used for more than one account managed by the Advisor, and may benefit in the accounts of other clients and not in all cases benefit the Trust directly. With regard to the allocation of brokerage to acquire research services, the Advisor always considers its best execution obligation when deciding which broker to utilize. While such services are useful and important in supplementing its own research and facilities, the Advisor believes the value of such services is not determinable and does not significantly reduce its expenses.

62

PROXY VOTING PROCEDURES

The Trust has delegated authority to vote proxies to the Advisor, subject to the supervision of the Board. It is the Advisor’s policy to vote all proxies received by the Fund in a manner that serves the best interests of the Fund. The policy includes procedures to address potential conflicts of interest between the Fund’s shareholders and the Advisor, Distributor or their affiliates. The Advisor’s proxy voting policies are attached to this SAI as Appendix B.

Each Fund’s voting records relating to portfolio securities during the most recent 12-month period ended on June 30 of each year are available without charge, upon request, by calling toll-free, 888-614-6614, or by accessing www.steelpath.com or the SEC’s website at www.sec.gov.

GENERAL INFORMATION

Anti-Money Laundering Program

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures, and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, and conducting a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Trustee and Officer Liability

Under the Trust’s Declaration of Trust and its By-Laws, and under Delaware law, the Trustees, officers, employees, and certain agents of the Trust are entitled to indemnification under certain circumstances, subject to the limitations of the 1940 Act that prohibit indemnification that would protect such persons against liabilities to the Trust or its shareholders to which they would otherwise be subject by reason of their own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, is the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for conducting the annual audit of the financial statements of the Fund. The selection of the independent registered public accounting firm is approved annually by the Board.

Custodian

UMB Bank, n.a., 1010 Grand Avenue, Kansas City, MO 64141, serves as custodian of the Trust’s assets and is responsible for maintaining custody of the Fund’s cash and investments and retaining subcustodians. Cash held by the custodian, which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of available insurance coverage limits.

63

Administrator

The Trust has entered into an agreement with UMB Fund Services, Inc., 803 West Michigan Street, Milwaukee, WI 53233, to provide various administrative and accounting services necessary for the operations of the Trust and the Fund. Services provided by the Administrator include facilitating general Fund management; monitoring the Fund’s compliance with federal and state regulations; supervising the maintenance of the Fund’s general ledger, the preparation of the Fund’s financial statements, the determination of NAV, and the payment of dividends and other distributions to shareholders; and preparing specified financial, tax and other reports. The Administrator is affiliated with the Fund’s Distributor. The Fund pays the Administrator an annual fee calculated based upon the Fund’s average daily net assets. The fee is paid monthly. The Funds paid the following Administration Fees to the Administrator for the fiscal years ended November 30:

	Fiscal Year Ended November 30,*
	2011	2010**
Select 40 Fund	$558,082	$127,998
Alpha Fund	$485,278	$93,904
Income Fund	$327,603	$73,353

*	The Alpha Plus Fund and Infrastructure Debt Fund commenced operations on December 30, 2011. Accordingly, neither Fund paid any Administration Fees during the previous three fiscal years.
**	The Fund commenced operations on March 31, 2010. Therefore, the information for fiscal year 2010 is provided for the Fund’s initial eight months of operations.

Transfer Agent

UMB Fund Services, Inc. also serves as transfer agent for the Trust.

Legal Counsel

K&L Gates LLP serves as counsel to the Trust.

Financial Statements

The Fund’s independent registered public accounting firm, Cohen Fund Audit Services, Ltd., audits and reports on the Funds’ annual financial statements. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements. The Funds’ audited financial statements, including the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, and financial highlights included in the Funds’ 2011 annual report to shareholders, are incorporated herein by reference. Copies of the annual report may be obtained free of charge by writing to SteelPath Fund Advisors, LLC, 2100 McKinney Ave, Suite 1401, Dallas, Texas 75201, calling 888-614-6614 or going online at www.steelpath.com. The Alpha Plus Fund and Infrastructure Debt Fund commenced operations subsequent to November 30, 2011. Accordingly, no financial statements are available for either Fund.

64

Appendix A

Description of Securities Ratings

Corporate and Municipal Long-Term Bond Ratings

Standard & Poor’s (“S&P”) Corporate and Municipal Long-Term Bond Ratings:

The following descriptions of S&P’s long-term corporate and municipal bond ratings have been published by Standard & Poor’s Financial Service LLC.

AAA — An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C — A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D — An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-) — The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Moody’s Investors Service, Inc. (“Moody’s”) Long-Term Corporate Bond Ratings:

The following descriptions of Moody’s long-term corporate bond ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

Aaa — Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody’s U.S. Municipal Long-Term Bond Ratings:
The following descriptions of Moody’s long-term municipal bond ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

Aaa — Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa — Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A — Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa — Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba — Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B — Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa — Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca — Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C — Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Ratings Ltd. (“Fitch”) Corporate Bond Ratings:

The following descriptions of Fitch’s long-term corporate bond ratings have been published by Fitch Inc. and Fitch Ratings Ltd.

AAA — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB — Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B — Highly speculative. ‘B’ ratings indicate that material credit risk is present. For performing obligations, default risk is commensurate with the issuer being rated with an Issuer Default Risk (“IDR”) in the ranges ‘BB’ to ‘C’. For issuers with an IDR below ‘B’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘B’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of ‘RR1’ (outstanding recovery prospects given default).

CCC — Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CCC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘CCC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of ‘RR2’ (superior recovery prospects given default).

CC — Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘CC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of ‘RR3’ (good recovery prospects given default).

C — Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of ‘RR4’ (average recovery prospects given default), ‘RR5’ (below average recovery prospects given default) or ‘RR6’ (poor recovery prospects given default).

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or Minus (-) The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

Fitch’s Municipal Bond Long-Term Ratings:

The following descriptions of Fitch’s long-term municipal bond ratings have been published by Fitch Inc. and Fitch Ratings Ltd.

AAA — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB — Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B:  Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC — Substantial credit risk. ‘CCC’ ratings indicate that default is a real possibility.

CC — Very high levels of credit risk. ‘CC’ ratings indicate default of some kind appears probable.

C — Exceptionally high levels of credit risk. ‘C’ ratings indicate default appears imminent or inevitable.

D — Default. ‘D’ ratings indicate a default. Default generally is defined as one of the following:

•	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;
•	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or
•	the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Structured Finance Defaults — “Imminent” default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.

Structured Finance Writedowns — Where an instrument has experienced an involuntary and, in the agency’s opinion, irreversible “writedown” of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of ‘D’ will be assigned to the instrument. Where the agency believes the “writedown” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned. Should the “writedown” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “writedown” later be deemed as irreversible, the credit rating will be lowered to ‘D’.

Notes:  In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

In the case of public finance, the ratings also do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.

Plus (+) or Minus (-) — The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or to Long-Term Rating categories below ‘B’.

Municipal Short-Term Bond Ratings

S&P’s Municipal Short-Term Bond Ratings:

The following descriptions of S&P’s short-term municipal ratings have been published by Standard & Poor’s Financial Service LLC.

SP-1 — Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 — Speculative capacity to pay principal and interest.

Moody’s Short-Term Ratings:

The following descriptions of Moody’s short-term ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

MIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 — This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch’s Short-Term Ratings:

The following descriptions of Fitch’s short-term ratings have been published by Fitch Inc. and Fitch Ratings Ltd.

F1:  Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2:  Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3:  Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B:  Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C:  High short-term default risk. Default is a real possibility.

RD:  Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D:  Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Commercial Paper Ratings

S&P’s Commercial Paper Ratings:

The following descriptions of S&P’s commercial paper ratings have been published by Standard & Poor’s Financial Service LLC.

A-1 — A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 — A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 — A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 — A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings — S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Moody’s Commercial Paper Ratings:

The following descriptions of Moody’s commercial paper ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

P-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:  Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Fitch’s Commercial Paper Ratings:

The following descriptions of Fitch’s commercial paper ratings have been published by Fitch Inc. and Fitch Ratings Ltd.

F1 — Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 — Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 — Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B — Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C — High short-term default risk. Default is a real possibility.

RD — Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D — Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Appendix B

INTRODUCTION

Proxies are an asset of a client account, which should be treated by SteelPath with the same care, diligence and loyalty as any asset belonging to a client. As such, SteelPath views seriously its responsibility to exercise voting authority over securities that are owned by its client’s portfolios. The following guidelines should be observed with respect to proxies. These guidelines also address special provisions for voting proxies of the SteelPath Mutual Funds (the “Trust”), and conflicts of interests that may arise in connection with such proxies. A client may direct SteelPath to vote in a particular manner at any time upon written notice to SteelPath.

POLICY STATEMENT

The Firm understands and appreciates the importance of proxy voting. To the extent that Firm has discretion to vote proxies for an Advisory Client, the Firm will vote any such proxies in the best interests of the Advisory Client and in accordance with the procedures outlined below (as applicable).

SteelPath’s policy is to review each proxy statement on an individual basis and to vote exclusively with the goal to best serve the financial interests of its clients.

PROCEDURES

All proxies sent to Advisory Clients that are actually received by the Firm (to vote on behalf of the Advisory Client) will be provided to the SteelPath through a third-party voting administrator.

SteelPath will generally adhere to the following procedures (subject to limited exception):

•	A written record of each proxy voted on by the Firm will be kept in the Firm’s files;
•	The Chief Compliance Officer or designee will call a meeting (which may be via telephone) of appropriate officers and/or employees (collectively referred to as “Proxy Voting Committee”)
•	Prior to voting any proxies, the Proxy Voting Committee will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines below. If a conflict is identified, the Proxy Voting Committee will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material or not.
•	If no material conflict is identified pursuant to these procedures, the Proxy Voting Committee will make a decision on how to vote the proxy in question in accordance with the guidelines set forth in below. The internal proxy administrator will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.
•	The third-party proxy administrator shall maintain the voting records.
Handling of Conflicts of Interest

As stated above, in evaluating how to vote a proxy, the Proxy Voting Committee will first determine whether there is a conflict of interest related to the proxy in question between the Firm and Advisory Clients. This examination will include (but will not be limited to) an evaluation of whether the Firm (or any affiliate of the Firm) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside an investment in such company by an Advisory Client.

If a conflict is identified and deemed “material” by the Proxy Voting Committee, the Firm will determine whether voting in accordance with the proxy voting guidelines outlined below is in the best interests of affected Advisory Clients. If conflicts arise, the Firm will:

•	Engage outside counsel to determine how to vote such proxies; or
•	Determine it is appropriate to disclose the conflict to affected Advisory Clients and give Advisory Clients the opportunity to vote the proxies in question themselves.

B-1

Voting Guidelines

In the absence of specific voting guidelines mandated by a particular Managed Account, the Firm will endeavor to vote proxies in the best interests of each Advisory Client.

Although voting certain proxies may be subject to the discretion of the Firm, the Firm is of the view that voting proxies in accordance with the following general guidelines is in the best interests of the Advisory Clients:

The Firm will generally vote in favor of routine corporate housekeeping proposals including, but not limited to, the following:

•	Election of directors (where there are no related corporate governance issues);
•	Selection or reappointment of auditors; or
•	Increasing or reclassification of common stock.

The Firm will generally vote against proposals that:

•	Make it more difficult to replace members of the issuer’s board of directors or board of managers; and
•	Introduce unequal voting rights (although there may be regulatory reasons that would make such a proposal favorable to certain Advisory Clients).

The Firm will generally vote against proposals that make it more difficult for an issuer to be taken over by outsiders, and in favor of proposals to do the opposite.

The Firm will generally vote in favor of proposals by management or shareholders concerning various compensation and stock option plans that will act to make management and employee compensation more dependent on long-term stock price performance.

The Firm will generally vote against proposals to move the company to another state less favorable to shareholders’ interests, or to restructure classes of stock in such a way as to benefit one class of shareholders at the expense of another, such as dual classes (A and B shares) of stock.

Disclosure of Procedures

Employees should note that a brief summary of these proxy-voting procedures will be included in the Firm’s Form ADV Part II and will be updated whenever these policies and procedures are updated. Advisory Clients will also be provided with contact information as to how they can obtain information about the details of the Firm’s procedures (i.e., a copy of these procedures), and voted proxies.

Books and Records

The Proxy Administrator is responsible for maintaining files relating to the Firm’s proxy voting records. Records will be maintained and preserved for five (5) years from the end of the fiscal year during which the last entry was made on a record, with records for the first two (2) years kept in the offices of the Firm.

Records of the following will be included in the files:

•	Copies of these proxy voting policies and procedures, and any amendments thereto;
•	A copy of each proxy statement that the Firm actually receives;
•	A record of each vote that the Firm casts;
•	A copy of any document that the Firm created that was material to making a decision on how to vote the proxies, or memorializes that decision (if any); and
•	A copy of each written request for information on how the Firm voted proxies and a copy of any written response to any request for information on how the Firm voted proxies on behalf of an Advisory Client.

B-2

PART C
OTHER INFORMATION

Item 28. Exhibits.

Exhibit Number	Description
(a)(1)	Certificate of Trust, incorporated by reference to the Registrant’s registration statement on Form N-1A filed on December 9, 2009 (File No. 333-163614).
(a)(2)	Certificate of Amendment to Certificate of Trust, incorporated by reference from Pre-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A filed March 3, 2010 (File No. 333-163614).
(a)(3)	Amended and Restated Declaration of Trust, incorporated by reference from Post-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A filed May 27, 2011. (File No. 333-163614).
(b)	Amended and Restated Bylaws of Registrant, incorporated by reference from Post-Effective Amendment No. 6 to the Registrant’s registration statement on Form N-1A filed December 29, 2011. (File No. 333-163614).
(c)	None other than in Exhibits (a)(3) and (b).
(d)(1)	Investment Advisory Agreement between Registrant and SteelPath Fund Advisors, LLC with respect to SteelPath MLP Select 40 Fund, SteelPath MLP Alpha Fund and SteelPath MLP Income Fund, incorporated by reference from Post-Effective Amendment No. 3 to the Registrant’s registration statement on Form N-1A filed June 9, 2011. (File No. 333-163614).
(d)(2)	Investment Advisory Agreement between Registrant and SteelPath Fund Advisors, LLC with respect to SteelPath MLP Alpha Plus Fund and SteelPath MLP and Infrastructure Debt Fund. (Filed herewith).
(e)	Distribution Agreement between Registrant and UMB Distribution Services, LLC, incorporated by reference from Post-Effective Amendment No. 6 to the Registrant’s registration statement on Form N-1A filed December 29, 2011. (File No. 333-163614).
(f)	Not applicable.
(g)	Custody Agreement between Registrant and UMB Bank, n.a., incorporated by reference from Post-Effective Amendment No. 6 to the Registrant’s registration statement on Form N-1A filed December 29, 2011. (File No. 333-163614).
(h)(1)	Administration and Fund Accounting Agreement between Registrant and UMB Fund Services, Inc., incorporated by reference from Post-Effective Amendment No. 6 to the Registrant’s registration statement on Form N-1A filed December 29, 2011. (File No. 333-163614).
(h)(2)	Transfer Agency Agreement between Registrant and UMB Fund Services, Inc., incorporated by reference from Post-Effective Amendment No. 6 to the Registrant’s registration statement on Form N-1A filed December 29, 2011. (File No. 333-163614).
(h)(3)	Expense Limitation and Reimbursement Agreement with respect to SteelPath MLP Select 40 Fund, SteelPath MLP Alpha Fund, SteelPath MLP Income Fund, SteelPath MLP Alpha Plus Fund and SteelPath MLP Infrastructure Debt Fund. (Filed herewith).
(h)(7)	Inbound Call Management and Fulfillment Services Agreement between Registrant and UMB Distribution Services, LLC, incorporated by reference from Post-Effective Amendment No. 6 to the Registrant’s registration statement on Form N-1A filed December 29, 2011. (File No. 333-163614).
(h)(8)	Amended and Restated Service Plan for Class A Shares, incorporated by reference from Post-Effective Amendment No. 3 to the Registrant’s registration statement on Form N-1A filed June 9, 2011. (File No. 333-163614).
(h)(8)(1)	Amendment to Schedule A to Service Plan for Class A Shares, incorporated by reference from Post-Effective Amendment No. 6 to the Registrant’s registration statement on Form N-1A filed December 29, 2011. (File No. 333-163614).

Exhibit Number	Description
(i)	Opinion and Consent of K&L Gates LLP. (Filed herewith).
(j)	Consent of Independent Registered Public Accounting Firm. (Filed herewith).
(k)	Not applicable.
(l)	Initial Seed Capital Subscription Agreement, incorporated by reference to the Registrant’s registration statement on Form N-1A filed March 3, 2010. (File No. 333-163614).
(m)(1)	Rule 12b-1 Plan for Class A Shares, incorporated by reference from Post-Effective Amendment No. 3 to the Registrant’s registration statement on Form N-1A filed June 9, 2011. (File No. 333-163614).
(m)(1)(a)	Amendment to Schedule A to Rule 12b-1 Plan for Class A Shares, incorporated by reference from Post-Effective Amendment No. 6 to the Registrant’s registration statement on Form N-1A filed December 29, 2011. (File No. 333-163614).
(m)(2)	Rule 12b-1 Plan for Class C Shares, incorporated by reference from Post-Effective Amendment No. 3 to the Registrant’s registration statement on Form N-1A filed June 9, 2011. (File No. 333-163614).
(m)(2)(a)	Amendment to Schedule A to Rule 12b-1 Plan for Class C Shares, incorporated by reference from Post-Effective Amendment No. 6 to the Registrant’s registration statement on Form N-1A filed December 29, 2011. (File No. 333-163614).
(n)	Amended and Restated Plan Pursuant to Rule 18f-3, incorporated by reference from Post-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A filed May 27, 2011. (File No. 333-163614).
(o)	Not applicable.
(p)	Amended and Restated Joint Code of Ethics of Registrant and SteelPath Fund Advisors, LLC, incorporated by reference from Post-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A filed May 27, 2011. (File No. 333-163614).
Other Exhibits.
(q)(1)	Power of Attorney from Edward F. Kosnik for The SteelPath MLP Funds Trust. (Filed herewith).
(q)(2)	Power of Attorney from Duke R. Ligon for The SteelPath MLP Funds Trust. (Filed herewith).
(q)(3)	Power of Attorney from Davendra S. Saxena for The SteelPath MLP Funds Trust. (Filed herewith).
(q)(4)	Power of Attorney from Peter M. Lebovitz for The SteelPath MLP Funds Trust. (Filed herewith).

Item 29. Persons Controlled by or Under Common Control with the Fund.

None.

Item 30. Indemnification.

Article VII of the Amended and Restated Declaration of Trust of the Registrant states:

Section 2.  Indemnification and Limitation of Liability.

The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Investment Adviser or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and the Trust out of its assets shall indemnify and hold harmless each and every Trustee from and against any and all claims and demands whatsoever arising out of or related to each Trustee’s performance of his duties as a Trustee of the Trust to the fullest extent permitted by law; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee from or against any liability to the Trust or any Shareholder to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

Section 3.  Trustee’s Good Faith Action; Expert Advice; No Bond or Surety.

The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable to the Trust and to any Shareholder solely for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration, and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

Section 4.  Insurance.

The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he becomes involved by virtue of his capacity or former capacity with the Trust

Article VI of the Amended and Restated By-Laws of the Registrant states:

Section 1.  Agents, Proceedings and Expenses.

For purposes of this Article VI, “agent” means any person who is or was a Trustee, officer, employee or other agent of the Trust or is or was serving at the request of the Trust as a Trustee, director, partner, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or was a Trustee, director, partner, officer, employee or agent of a foreign or domestic corporation which was a predecessor of another enterprise at the request of such predecessor entity; “proceeding” means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and “expenses” includes without limitation attorney’s fees and any expenses of establishing a right to indemnification under this Article VI.

Section 2.  Actions Other Than By Trust.

The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Trust) by reason of the fact that such person is or was an agent of the Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceedings, if it is determined that such person acted in good faith and reasonably believed: (i) in the case of conduct in his official capacity as a Trustee of the Trust, that his conduct was in the Trust’s best interests and (ii) in all other cases, that his conduct was at least not opposed to the Trust’s best interests and (iii) in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of this Trust or that the person had reasonable cause to believe that the person’s conduct was unlawful.

Section 3. Actions by the Trust.

The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of the Trust to procure a judgment in its favor by reason of the fact that such person is or was an agent of the Trust, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that such person believed to be in the best interests of the Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

Section 4.  Exclusion of Indemnification.

Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the agent’s office with the Trust.

No indemnification shall be made under Sections 2 or 3 of this Article VI:

(a) In respect of any claim, issue, or matter as to which that person shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person’s official capacity; or

(b) In respect of any claim, issue or matter as to which that person shall have been adjudged to be liable in the performance of that person’s duty to the Trust, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the circumstances of the case, that person was not liable by reason of the disabling conduct set forth in the preceding paragraph and is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; or

(c) Of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval, or of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of with or without court approval, unless the required approval set forth in Section 6 of this Article VI is obtained.

Section 5.  Successful Defense By Agent.

To the extent that an agent of this Trust has been successful on the merits in defense of any proceeding referred to in Sections 2 or 3 of this Article VI or in defense of any claim, issue or matter therein, before the court or other body before whom the proceeding was brought, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith, provided that the Board of Trustees, including a majority who are disinterested, non-party Trustees, also determines that based upon a review of the facts, the agent was not liable by reason of the disabling conduct referred to in Section 4 of this Article VI.

Section 6.  Required Approval.

Except as provided in Section 5 of this Article VI, any indemnification under this Article VI shall be made by the Trust only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Sections 2 or 3 of this Article VI and is not prohibited from indemnification because of the disabling conduct set forth in Section 4 of this Article VI, by:

(a) A majority vote of a quorum consisting of Trustees who are not parties to the proceeding and are not interested persons of the Trust (as defined in the 1940 Act); or

(b) A written opinion by an independent legal counsel.

Section 7.  Advance Of Expenses.

Expenses incurred in defending any proceeding may be advanced by the Trust before the final disposition of the proceeding upon a written undertaking by or on behalf of the agent, to repay the amount of the advance if it is ultimately determined that he or she is not entitled to indemnification, together with at least one of the following as a condition to the advance: (i) security for the undertaking; (ii) the existence of insurance protecting the Trust against losses arising by reason of any lawful advances; or (iii) a determination by a majority of a quorum of Trustees who are not parties to the proceeding and are not interested persons of the Trust (as defined in the 1940 Act), or by an independent legal counsel in a written opinion, based on a review of readily available facts that there is reason to believe that the agent ultimately will be found entitled to indemnification. Determinations and authorizations of payments under this Section must be made in the manner specified in Section 6 of this Article VI for determining that the indemnification is permissible.

Section 8.  Other Contractual Rights.

Nothing contained in this Article VI shall affect any right to indemnification to which persons other than Trustees and officers of the Trust or any subsidiary hereof may be entitled by contract or otherwise.

Section 9.  Limitations.

No indemnification or advance shall be made under this Article VI, except as provided in Sections 5 or 6 in any circumstances where it appears:

(a) That it would be inconsistent with a provision of the Declaration, a resolution of the Shareholders, or an agreement in effect at the time of accrual or the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or

(b) That it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

Section 10.  Insurance.

Upon the approval of the Board of Trustees, the Trust may purchase and maintain insurance protecting any agent of the Trust against any liability asserted against or incurred by the agent in such capacity or arising out of the agent’s status as such, but the portion of the cost of such insurance protecting the agent against liabilities as to which the Trust would not have the power to indemnify the agent under the provisions of this Article VI and the Declaration shall not be borne by the Trust.

Section 11.  Fiduciaries Of Employee Benefit Plan.

This Article VI does not apply to any proceeding against any Trustee, Investment Manager or other fiduciary of an employee benefit plan in that person’s capacity as such, even though that person may also be an agent of the Trust as defined in Section 1 of this Article VI. Nothing contained in this Article VI shall limit any right to indemnification to which such a Trustee, Investment Manager, or other fiduciary may be entitled by contract or otherwise which shall be enforceable to the extent permitted by applicable law other than this Article VI.

Sections 7, 9, 11, 12 and 14 of the Registrant’s Investment Advisory Agreements state:

7.  The Trust assumes and shall pay or cause to be paid all expenses of the Trust not expressly assumed by the Advisor under this Agreement, including without limitation: any payments pursuant to any plan of distribution adopted by the Trust; the fees, charges and expenses of any registrar, custodian, accounting agent, administrator, stock transfer and dividend disbursing agent; brokerage commissions; taxes; registration costs of the Trust and its shares under federal and state securities laws; the costs and expenses of engraving and printing stock certificates; the costs and expenses of preparing, printing, including typesetting, and distributing prospectuses and statements of additional information of the Trust and the Funds and supplements thereto to the Trust’s shareholders; all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees and members of any advisory board or committee who are not also officers, directors or employees of the Advisor or who are not officers or employees of any company affiliated with the Advisor; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Funds’ shares; fees and expenses of legal counsel to the Trust and its Trustees; fees and expenses of the Trust’s independent accountants; membership dues of industry associations; interest payable on borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; and extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto).

9.  In the event the operating expenses of a Fund, including amounts payable to the Advisor pursuant to paragraph 8 hereof, for any fiscal year ending on a date on which this Agreement is in effect, exceed any expense limitation applicable to the Fund under any state securities laws or regulations (as such limitations may be raised or lowered or waived upon application of the Trust or the Advisor from time to time) and which are not pre-empted by federal law, the Advisor shall reduce its fee to the extent of such excess and, if required pursuant to any such laws or regulations, will reimburse the Trust for annual operating expenses of the Fund in excess of such expense limitation; provided, however, that there shall be excluded from expenses the amount of any interest, taxes, brokerage commissions, distribution fees and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification relating thereto) paid or payable by the Fund to the extent permissible under applicable laws and regulations. The amount of any such reduction in fee or reimbursement of expenses shall be calculated and accrued daily and settled on a monthly basis, based upon the expense limitation applicable to the Fund as at the end of the last business day of the month. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Advisor’s fee shall be applicable.

11.  Expenses of the Advisor. The Advisor shall bear the cost of rendering the services to be performed or furnished by it under this Agreement, and shall provide the Trust with such office space, facilities, equipment, clerical help, and other personnel and services as the Trust shall reasonably require in the conduct of its business. The Advisor shall also bear the cost of telephone service, heat, light, power and other utilities provided to the Trust. The salaries of officers of the Trust, and the fees and expenses of Trustees of the Trust, who are also directors, officers or employees of the Advisor, or who are officers or employees of any company affiliated with the Advisor, shall be paid and borne by the Advisor or such affiliated company.

12.  Expenses of the Trust. The Trust assumes and shall pay or cause to be paid all expenses of the Trust not expressly assumed by the Advisor under this Agreement, including without limitation: any payments pursuant to any plan of distribution adopted by the Trust; the fees, charges and expenses of any registrar, custodian, accounting agent, administrator, stock transfer and dividend disbursing agent; brokerage commissions; taxes; registration costs of the Trust and its shares under federal and state securities laws; the costs and expenses of preparing, printing, including typesetting, and distributing prospectuses and statements of additional information of the Trust and the Funds and supplements thereto to the Trust’s shareholders; all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees and members of any advisory board or committee who are not also officers, directors or employees of the Advisor or who are not officers or employees of any company affiliated with the Advisor; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Funds’ shares; fees and expenses of legal counsel to the Trust and its Trustees; fees and expenses of the Trust’s independent accountants; membership dues of industry associations; interest payable on borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; and extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto).

14.  Limitation of Liability. The Advisor will use its best efforts in the supervision and management of the investment activities of the Trust and in providing services hereunder, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Advisor, its members, officers and employees and their respective affiliates, executors, heirs, assigns, successors and other legal representatives and members, officers and employees of affiliates of the Advisor (the “Affiliates”) shall not be liable to the Trust or the Funds for any error of judgment or any mistake of law or for any act or omission by the Advisor or by any of the Affiliates.

Section 4 of the Registrant’s Distribution Agreement states:

4.  Indemnification.

4.2(a)  Distributor shall indemnify, defend and hold the Trust, and each of its present or former trustees, officers, employees, representatives, and any person who controls or previously controlled the Trust within the meaning of Section 15 of the 1933 Act (“Trust Indemnitees”), free and harmless from and against any and all Losses which the Trust, and each of its present or former trustees, officers, employees, representatives, or any such controlling person, may incur under the 1933 Act, the 1934 Act, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, (a) arising out of or based upon any untrue, or alleged untrue, statement of a material fact contained in the Trust’s registration statement or any prospectus, as from time to time amended or supplemented, or the omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statement not misleading, but only if such statement or omission was made in reliance upon, and in conformity with, information relating to the Distributor and furnished in writing to the Trust or its counsel by the Distributor for the purpose of, and used in, the preparation thereof, or (b) to the extent any Losses arise out of or result from the willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement. Distributor's agreement to indemnify the Trust and any of the Trust Indemnitees shall not be deemed to cover any Losses to the extent they arise out of or result from the Trust’s willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties, under this Agreement. Promptly after receipt by the Trust of notice of the commencement of an investigation, action, claim or proceeding, the Trust shall, if a claim for indemnification in respect thereof is to made under this section, notify the Distributor in writing of the commencement thereof, although the failure to do so shall not prevent recovery by the Trust or any Trust Indemnitee.

4.2(b)  The Distributor shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such loss, claim, demand, liability, damage or expense, but if the Distributor elects to assume the defense, such defense shall be conducted by counsel chosen by the Distributor and approved by the Trust, which approval shall not be unreasonably withheld. In the event the Distributor elects to assume the defense of any such suit and retain such counsel and notifies the Trust of such election, the indemnified defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by them subsequent to the receipt of the Distributor’s election. If the Distributor does not elect to assume the defense of any such suit, or in case the Trust does not, in the exercise of reasonable judgment, approve of counsel chosen by the Distributor, or in case there is a conflict of interest between the Distributor and the Trust or any of the Trust Indemnitees, the Distributor will reimburse the indemnified person or persons named as defendant or defendants in such suit, for the fees and expenses of any counsel retained by the Trust and them. The Distributor’s indemnification agreement contained in this Section 4.2 and the Distributor’s representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Trust or any of the Trust Indemnitees, and shall survive the delivery of any Shares and the termination of this Agreement. This agreement of indemnity will inure exclusively to the Trust's benefit, to the benefit of each of the Trust Indemnitees and their estates and successors. The Distributor agrees promptly to notify the Trust of the commencement of any litigation or proceedings against the Distributor or any of its current or former officers, directors, managers, members, agents or affiliates in connection with the issue and sale of any of the Shares.

Sections 6(a), 7(a) and (b) and 8(b) of the Registrant’s Custody Agreement state:

6.  Standard of Care

(a) General Standard of Care.

The Custodian shall be liable to a Fund for all losses, damages and reasonable costs and expenses suffered or incurred by such Fund resulting from the negligence or willful misfeasance of the Custodian; provided, however, in no event shall the Custodian be liable for special, indirect or consequential damages arising under or in connection with this Agreement.

7.  Liability of the Custodian for Actions of Others.

(a) Domestic Subcustodians.

The Custodian shall be liable for the acts or omissions of any Domestic Subcustodian to the same extent as if such actions or omissions were performed by the Custodian itself.

(b) Liability for Acts and Omissions of Foreign Subcustodians.

The Custodian shall be liable to a Fund for any loss or damage to such Fund caused by or resulting from the acts or omissions of any Foreign Subcustodian to the extent that, under the terms set forth in the subcustodian agreement between the Custodian or a Domestic Subcustodian and such Foreign Subcustodian, the Foreign Subcustodian has failed to perform in accordance with the standard of conduct imposed under such subcustodian agreement and the Custodian or Domestic Subcustodian recovers from the Foreign Subcustodian under the applicable subcustodian agreement.

8.  Indemnification

(b) Indemnification by the Custodian.

Subject to the limitations set forth in this Agreement and in addition to the obligations provided in Sections 6 and 7, the Custodian agrees to indemnify and hold harmless each Fund from all losses, damages and expenses suffered or incurred by each such Fund caused by the negligence or willful misfeasance of the Custodian.

Section 5(c) of the Registrant’s Inbound Call Management and Fulfillment Services Agreement states:

5.  Limitation of Liability

(c) UMBDS agrees to indemnify and hold harmless the Trust, its trustees, officers, agents and affiliates (collectively the “Trust Indemnified Parties”), from and against any and all claims, demands, costs, charges, reasonable counsel fees and other expenses of every nature and character which may be asserted against or incurred by a Trust Indemnified Party or for which any Trust Indemnified Party may be held liable arising out of or in any way relating to UMBDS’ willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Advisor.

SteelPath Fund Advisors, LLC is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. Information as to any other substantial business in which the directors, officers or partners of SteelPath Fund Advisors, LLC have been engaged within the last two fiscal years as director, officer, employee, partner or trustee is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-70946) and is incorporated herein by reference.

Item 32. Principal Underwriter.

(a) UMB Distribution Services, LLC (the “Distributor”) is a broker-dealer that is a member of the Financial Industry Regulatory Authority, Inc. The Distributor currently serves as principal underwriter for the following investment companies other than the Registrant:

Cheswold Lane Funds, Commonwealth International Series Trust, Giant 5 Funds, Green Century Funds, Lotsoff Capital Management Investment Trust, The Marsico Investment Fund, Nakoma Mutual Funds, Scout Funds, Vericimetry Funds and The Westport Funds.

(b) The following is a list of the directors and executive officers of the Distributor, all of which have as their principal business address 803 W. Michigan St., Milwaukee, WI 53233:

Name	Position with Distributor	Position and Offices With Registrant
Robert J. Tuszynski	President	None
Christine L. Mortensen	Treasurer	None
Constance Dye Shannon	Secretary	None
Karen Fay Luedtke	Chief Compliance Officer	None

(c) Not applicable.

Item 33. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder, are maintained at the offices of UMB Fund Services, Inc., 803 W. Michigan St., Milwaukee, WI 53233.

Item 34. Management Services.

Not Applicable.

Item 35. Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for the effectiveness of this registration statement under Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 8 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, and the State of Texas, on the 29th day of March, 2012.

THE STEELPATH MLP FUNDS TRUST

By:	/s/ Gabriel Hammond Gabriel Hammond Trustee and President

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Gabriel Hammond Gabriel Hammond	Trustee and President (Principal Executive Officer)	March 29, 2012

/s/ Stuart Cartner Stuart Cartner	Vice President and Treasurer (Principal Financial Officer)	March 29, 2012

/s/ Edward F. Kosnik* Edward F. Kosnik	Trustee	March 29, 2012

/s/ Duke R. Ligon* Duke R. Ligon	Trustee	March 29, 2012

/s/ Davendra S. Saxena* Davendra S. Saxena	Trustee	March 29, 2012

/s/ Peter Lebovitz* Peter Lebovitz	Trustee	March 29, 2012

*By: /s/ Gabriel Hammond Gabriel Hammond, Attorney-in-Fact		March 29, 2012

Exhibit Index

Exhibit No.	Description
Exhibit (d)(2)	Investment Advisory Agreement between Registrant and SteelPath Fund Advisors, LLC with respect to SteelPath MLP Alpha Plus Fund and SteelPath MLP and Infrastructure Debt Fund.
Exhibit (h)(3)	Expense Limitation and Reimbursement Agreement for SteelPath MLP Select 40 Fund, SteelPath MLP Alpha Fund, SteelPath MLP Income Fund, SteelPath MLP Alpha Plus Fund and SteelPath MLP Infrastructure Debt Fund between Registrant and SteelPath Fund Advisors, LLC.
Exhibit (i)	Opinion and Consent of K&L Gates LLP.
Exhibit (j)	Consent of Independent Registered Public Accounting Firm.
Exhibit (q)(1)	Power of Attorney from Edward F. Kosnik for The SteelPath MLP Funds Trust.
Exhibit (q)(2)	Power of Attorney from Duke R. Ligonfor The SteelPath MLP Funds Trust.
Exhibit (q)(3)	Power of Attorney from Davendra S. Saxena for The SteelPath MLP Funds Trust.
Exhibit (q)(4)	Power of Attorney from Peter M. Lebovitz for The SteelPath MLP Funds Trust.